As filed with the Securities and Exchange Commission on September 1, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices - Zip Code)

Robert Conti, Chief Executive Officer

Neuberger Berman Advisers Management Trust

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

(Names and Addresses of agents for service)

Registrant’s Telephone Number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.            REPORTS TO SHAREHOLDERS.

The following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

Balanced Portfolio

I Class Shares

Semi-Annual Report

June 30, 2009

B0731 08/09

 Balanced Portfolio Managers' Commentary

For the six-month period ended June 30, 2009, the Neuberger Berman Advisers Management Trust (AMT) Balanced Portfolio delivered a positive return. The Portfolio's equity component of mid-cap growth stocks trailed the Russell Midcap® Growth Index while the fixed income component of short- to intermediate-maturity securities outpaced the Merrill Lynch 1-3 Year Treasury Index.

Equities

The equity market has appreciated significantly since its lows in March. However, the rally has primarily been led by what we consider the lower-quality area of the market, with the strongest performance coming from stocks that generally do not meet our fundamental criteria. In the past, low-quality rallies have often happened at market inflection points, but have tended not to be sustainable over longer periods of time.

Within the index, all sectors posted positive results, with cyclical areas such as Materials, Energy and Information Technology in the lead and Industrials, Utilities and Consumer Staples showing the weakest results. The Portfolio's strongest sector was Telecom, where strong stock selection within our wireless theme was additive to relative portfolio performance.

With quality growth stocks out of favor, some Portfolio holdings disappointed, with our Health Care and Information Technology positions showing the greatest weakness. The Portfolio also underperformed the index in the Consumer Discretionary sector. We have added to gaming positions in the latter, as well as some leisure and retail companies. Regarding retail, we believe that the fewer retail players remaining could benefit as the consumer recovers. In Financials, we continue to focus on capital-market sensitive stocks such as asset management firms. With ongoing political risk given the impending Health Care reform, we are focusing on firms in the sector that we think are less susceptible to any downside, and may actually benefit from reform.

Although we have moved the Portfolio's equity component to a slightly less defensive position, we have concerns about economic weakness, expecting sluggish growth rather than a "V"-shaped recovery. As such, we remain focused on high quality growth companies with strong balance sheets and compelling business advantages — those we believe can grow and prosper even in a relatively weak environment.

In terms of portfolio weightings relative to the Russell Midcap Growth Index, we are currently overweighted in Industrials, emphasizing companies with good earnings visibility and strong balance sheets. We are underweighted in Information Technology but will likely be adding to this area. We have moved to a market weight in Consumer Discretionary and Health Care. Telecom, with an emphasis in wireless, remains an overweight position. We are underweighted in Financials, emphasizing capital-markets related names such as asset managers and market exchanges within the sector.

We continue to believe that stock selection will be the key to long-term returns, and that, over time, the market will reward companies that possess the strong fundamentals and quality growth characteristics that we seek.

Fixed Income

The fixed income market experienced a significant reversal during the reporting period. Looking back, much of 2008 was characterized by periods of extreme turmoil in the financial markets, as the fallout from the subprime mortgage market spread, economic weakness accelerated and conditions in the financial markets deteriorated. During these periods, investors sought refuge in short-term Treasuries, driving their yields sharply lower and their prices higher. In contrast, prices of non-Treasuries fell sharply as investors sold securities that were perceived to be risky, regardless of their underlying fundamentals.

Conditions in the financial markets, which had shown some improvement in December 2008, continued to improve in January 2009. While the economic backdrop remained weak, market sentiment brightened markedly as the reporting period progressed. The turning point may have been the Federal Reserve's surprise announcement in March 2009 that it would directly purchase longer-term Treasuries and additional U.S. government agency securities. Greater transparency

1

regarding the Treasury Department's program to help banks remove toxic mortgage assets from their balance sheets was also well received.

During the six-month reporting period, the Portfolio's fixed income component was helped by exposure to non-Treasuries. While these securities generally lagged in 2008, we adhered to our investment discipline and maintained our positions as we felt they were undervalued given the intrinsic value of their future cash flows. This stance was rewarded during the reporting period. In particular, the Portfolio's commercial mortgage-backed securities (CMBS), non-agency adjustable-rate mortgages and corporate bonds generated strong results.

The Portfolio's commercial mortgage-backed securities rallied as the reporting period progressed, supported by the government's proposed expansion of the Term Asset-Backed Securities Loan Facility (TALF). The Portfolio's non-agency residential mortgage-backed securities also saw improved performance, albeit to a lesser extent. Elsewhere, the spreads (yields over Treasuries) on our investment grade corporate bonds narrowed sharply. This was due to a variety of factors, including the unfreezing of the credit markets, better liquidity, less risk aversion and some tentative signs that the government's programs to support the economy were beginning to bear fruit. Within the corporate sector, the Portfolio's financial holdings generated particularly strong results. Somewhat tempering the Portfolio's performance was its asset-backed security exposure.

While U.S. Treasuries experienced a significant sell-off during the reporting period, new issuance in the corporate market has been robust and trading conditions in the secondary market have become more normal as liquidity and overall sentiment continue to improve. That said, we believe continued job losses and record wealth destruction suggest that the economy will take time to mend. Massive government stimulus efforts, as well as the Fed's commitment to keep short-term rates low, lead us to anticipate a muted recovery later this year or in early 2010. We believe that any recovery to be slow and uneven, and for the overall economy to exhibit below-potential growth well into 2010.

Sincerely,

Kenneth J. Turek, Thomas Sontag
Michael Foster and Richard Grau
Portfolio Managers

2

Balanced Portfolio

ASSET DIVERSIFICATION

Asset Backed	2.2%
Common Stock	65.5
Mortgage-Backed Securities	22.0
U.S. Government Agency Mortgage-Backed Securities	3.1
Short-Term Investments	7.2
Total

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 6/30/09	1 Year	5 Year	10 Year	Life of Fund*
Balanced Portfolio Class I	2/28/1989	6.33%	(29.06%)	(1.01%)	0.29%	5.57%
Merrill Lynch 1-3 Year Treasury Index[2]		(0.02%)	4.39%	4.07%	4.59%	5.89%
Russell Midcap® Growth Index[2]		16.61%	(30.33%)	(0.44%)	0.02%	8.61%
Russell Midcap® Index[2]		9.96%	(30.36%)	(0.11%)	3.15%	9.76%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 2/28/1989.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 1.29% for Class I shares (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2012.

Please see Endnotes for additional information.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Neuberger Berman Advisers Management Balanced Portfolio (the "Fund") and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fund. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Funds, including the Fund. Without this arrangement, which is subject to change, the total returns of the Fund may have been less.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all dividends and capital gain distributions. The Fund may invest in many securities not included in the above described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Fund are subject to change.

Shares of the separate AMT Funds are sold only through the currently effective prospectuses and are not available to the general public. Shares of this Fund may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

© 2009 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2009 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/09 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

Actual	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During the Period* 1/1/09 – 6/30/09
Class I	$1,000.00	$1,063.30	$9.52
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.57	$9.30

*  Expenses are equal to the annualized expense ratio of 1.86%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

 Schedule of Investments Balanced Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (64.0%)
Aerospace & Defense (0.9%)
700	Goodrich Corp.	$34,979
1,450	Precision Castparts	105,894
		140,873
Air Freight & Logistics (1.7%)
3,300	C.H. Robinson Worldwide	172,095
2,800	Expeditors International	93,352
		265,447
Biotechnology (2.2%)
1,700	Alexion Pharmaceuticals	69,904	*
4,300	Myriad Genetics	153,295	*
1,125	Myriad Pharmaceuticals	5,231	*
2,900	Vertex Pharmaceuticals	103,356	*
		331,786
Capital Markets (3.0%)
1,300	Affiliated Managers Group	75,647	*
600	BlackRock, Inc.	105,252
5,100	Lazard Ltd.	137,292	ØØ
2,450	Northern Trust	131,516
		449,707
Chemicals (2.1%)
4,100	Airgas, Inc.	166,173	ØØ
4,100	Ecolab Inc.	159,859	ØØ
		326,032
Commercial Banks (0.4%)
2,400	Signature Bank	65,088	*
Commercial Services & Supplies (2.7%)
5,450	Iron Mountain	156,687	*
3,900	Stericycle, Inc.	200,967	*ØØ
2,200	Waste Connections	57,002	*
		414,656
Communications Equipment (1.4%)
6,800	Brocade Communications	53,176	*
4,800	Juniper Networks	113,280	*
1,600	Starent Networks	39,056	*
		205,512
Construction & Engineering (0.7%)
2,650	Jacobs Engineering Group	111,539	*

NUMBER OF SHARES		VALUE†
Diversified Consumer Services (1.7%)
2,150	DeVry, Inc.	$107,586	ØØ
700	Strayer Education	152,677
		260,263
Diversified Financial Services (1.3%)
1,000	IntercontinentalExchange Inc.	114,240	*
3,400	MSCI Inc.	83,096	*
		197,336
Electrical Equipment (1.1%)
3,700	AMETEK, Inc.	127,946
1,000	Roper Industries	45,310
		173,256
Electronic Equipment, Instruments & Components (2.3%)
1,900	Amphenol Corp.	60,116
3,900	Dolby Laboratories	145,392	*
3,400	National Instruments	76,704
3,500	Trimble Navigation	68,705	*
		350,917
Energy Equipment & Services (1.7%)
2,300	CARBO Ceramics	78,660
1,150	Core Laboratories N.V.	100,222
2,400	Noble Corp.	72,600
		251,482
Food & Staples Retailing (1.1%)
3,900	Shoppers Drug Mart	167,615
Food Products (0.8%)
1,900	Ralcorp Holdings	115,748	*ØØ
Health Care Equipment & Supplies (2.5%)
1,350	C.R. Bard	100,507
1,900	Gen-Probe	81,662	*
2,800	Masimo Corp.	67,508	*
1,650	NuVasive, Inc.	73,590	*
3,400	Wright Medical Group	55,284	*
		378,551
Health Care Providers & Services (2.3%)
1,900	Express Scripts	130,625	*
1,600	HMS Holdings	65,152	*
5,600	VCA Antech	149,520	*
		345,297

See Notes to Schedule of Investments 6

NUMBER OF SHARES		VALUE†
Health Care Technology (0.7%)
3,900	Allscripts Healthcare Solutions	$61,854	*
1,900	MedAssets Inc.	36,955	*
		98,809
Hotels, Restaurants & Leisure (3.4%)
3,000	Ameristar Casinos	57,090
1,400	Darden Restaurants	46,172
1,907	Marriott International	42,087
5,050	Penn National Gaming	147,006	*
1,900	Royal Caribbean Cruises	25,726
6,300	WMS Industries	198,513	*ØØ
		516,594
Household Products (0.6%)
1,800	Church & Dwight	97,758
Internet & Catalog Retail (0.3%)
400	Priceline.com Inc.	44,620	*
Internet Software & Services (1.6%)
1,400	Equinix, Inc.	101,836	*
3,400	VistaPrint Ltd.	145,010
		246,846
IT Services (0.7%)
2,050	Cognizant Technology Solutions	54,735	*
2,900	SAIC Inc.	53,795	*
		108,530
Life Science Tools & Services (1.1%)
500	AMAG Pharmaceuticals	27,335	*
3,400	Illumina, Inc.	132,396	*
		159,731
Machinery (0.9%)
2,300	Danaher Corp.	142,002	ØØ
Media (0.5%)
2,400	McGraw-Hill Cos.	72,264
Metals & Mining (0.6%)
1,000	Allegheny Technologies	34,930
1,000	Freeport-McMoRan Copper & Gold	50,110
		85,040
Multiline Retail (1.3%)
1,400	Dollar Tree	58,940	*
1,700	Kohl's Corp.	72,675	*
3,400	Nordstrom, Inc.	67,626
		199,241

NUMBER OF SHARES		VALUE†
Oil, Gas & Consumable Fuels (3.4%)
5,100	Concho Resources	$146,319	*
1,000	Murphy Oil	54,320
3,100	Range Resources	128,371
4,800	Southwestern Energy	186,480	*ØØ
		515,490
Personal Products (0.5%)
2,200	Mead Johnson Nutrition	69,894	*
Pharmaceuticals (0.4%)
4,050	Mylan Laboratories	52,853	*
Professional Services (1.9%)
1,500	CoStar Group	59,805	*
1,900	FTI Consulting	96,368	*
2,800	IHS Inc.	139,636	*
		295,809
Road & Rail (0.8%)
3,900	J.B. Hunt Transport Services	119,067
Semiconductors & Semiconductor Equipment (3.6%)
2,200	Altera Corp.	35,816
1,900	Analog Devices	47,082
2,700	Broadcom Corp.	66,933	*
1,900	Lam Research	49,400	*
4,800	Marvell Technology Group	55,872
5,300	Microchip Technology	119,515
2,900	Silicon Laboratories	110,026	*
2,400	Varian Semiconductor Equipment	57,576	*
		542,220
Software (3.3%)
13,500	Activision Blizzard	170,505	*
4,600	ANSYS, Inc.	143,336	*
1,200	Citrix Systems	38,268	*
2,200	Macrovision Solutions	47,982	*
1,350	McAfee Inc.	56,956	*
1,750	MICROS Systems	44,310	*
		501,357
Specialty Retail (4.4%)
3,400	Bed Bath & Beyond	104,550	*
2,900	Gap Inc.	47,560
1,900	O' Reilly Automotive	72,352	*
4,100	Ross Stores	158,260
2,100	Staples, Inc.	42,357
1,900	TJX Cos.	59,774
7,200	Urban Outfitters	150,264	*
3,400	Williams-Sonoma	40,358
		675,475

See Notes to Schedule of Investments 7

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (0.7%)
3,300	Fastenal Co.	$109,461
Wireless Telecommunication Services (3.4%)
6,300	American Tower	198,639	*
2,400	Millicom International Cellular	135,024
7,700	SBA Communications	188,958	*
		522,621
	Total Common Stocks (Cost $8,832,038)	9,726,787

See Notes to Schedule of Investments 8

PRINCIPAL AMOUNT		VALUE†
Mortgage-Backed Securities (24.2%)
Adjustable Alt-A Conforming Balance (1.8%)
$511,874	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.34%, due 7/1/09	$266,107	µ
Adjustable Alt-A Mixed Balance (4.7%)
511,131	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.50%, due 7/1/09	260,636	µ
522,512	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.41%, due 7/1/09	236,143	µØØ
514,782	Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.52%, due 7/1/09	223,601	µØØ
		720,380
Adjustable Alt-B Mixed Balance (0.5%)
130,564	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.81%, due 7/1/09	71,744	µ
Adjustable Conforming Balance (2.2%)
269,331	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.38%, due 7/1/09	201,496	µ
250,376	IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1, 5.47%, due 7/1/09	131,181	µ
		332,677
Adjustable Jumbo Balance (2.5%)
112,789	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.31%, due 7/1/09	73,705	µ
308,344	Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.67%, due 7/1/09	165,731	µØØ
269,193	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.31%, due 7/1/09	135,302	µ
		374,738
Adjustable Mixed Balance (8.2%)
265,441	Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.64%, due 7/1/09	149,405	µ
192,613	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.83%, due 7/1/09	89,244	µ
418,815	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 4.61%, due 7/1/09	188,658	µ
279,289	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 4.01%, due 7/1/09	212,732	µ
285,224	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 7/1/09	224,658	µ
260,051	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.59%, due 7/1/09	169,506	µ
17,209	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.07%, due 7/1/09	7,817	µ
494,497	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR3, Class 2A1A, 6.37%, due 7/1/09	208,675	µØØ
		1,250,695
Mortgage-Backed Non-Agency (1.3%)
130,537	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	144,693	ñØØ
56,566	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	52,517	ñ
		197,210
Fannie Mae (0.9%)
130,986	Whole Loan, Ser. 2004-W8, Class PT, 10.69%, due 7/1/09	139,729	µØØ
Freddie Mac (2.1%)
174,448	Pass-Through Certificates, 8.00%, due 11/1/26	192,799	ØØ
120,269	Pass-Through Certificates, 8.50%, due 10/1/30	133,396	ØØ
		326,195
	Total Mortgage-Backed Securities (Cost $6,300,418)	3,679,475

See Notes to Schedule of Investments 9

PRINCIPAL AMOUNT		VALUE†
Asset-Backed Securities (2.5%)
$250,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.44%, due 7/27/09	$100,297	µØØ
100,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.46%, due 7/27/09	55,324	µØØ
200,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.57%, due 7/27/09	64,719	µØØ
86,814	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.40%, due 7/27/09	52,301	µ
157,871	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.54%, due 7/27/09	85,763	µØØ
75,000	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 0.47%, due 7/27/09	17,569	µ
	Total Asset-Backed Securities (Cost $853,976)	375,973
NUMBER OF SHARES
Short-Term Investments (7.0%)
1,059,901	Neuberger Berman Prime Money Fund Trust Class	1,059,901	@
1,171	Neuberger Berman Securities Lending Quality Fund, LLC	1,183	‡
	Total Short-Term Investments (Cost $1,061,084)	1,061,084
	Total Investments (97.7%) (Cost $17,047,516)	14,843,319	##
	Cash, receivables and other assets, less liabilities (2.3%)	350,457
	Total Net Assets (100.0%)	$15,193,776

See Notes to Schedule of Investments 10

Notes to Schedule of Investments Balanced Portfolio
(Unaudited)

†  The value of investments in equity securities and financial futures contracts by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. The value of investments in debt securities are determined by Management by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), investments held by the Fund are carried at "fair value" on a recurring basis. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments some of which are discussed above.

  In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of

See Notes to Financial Statements 11

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stock^	$9,726,787	$—	$—
Mortgage-Backed Securities^	—	3,679,475	—
Asset-Backed Securities	—	375,973	—
Short -Term Investments	—	1,061,084	—
Total	$9,726,787	$5,116,532	$—

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary of the inputs used to value the Fund's derivatives as of June 30, 2009:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial Futures Contracts	$(1,734)	$—	$—	$(1,734)

##  At June 30, 2009, the cost of investments for U.S. federal income tax purposes was $17,113,469. Gross unrealized appreciation of investments was $1,503,057, and gross unrealized depreciation of investments was $3,773,207, resulting in net unrealized depreciation of $2,270,150, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the

See Notes to Financial Statements 12

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2009, these securities amounted to $197,210 or 1.3% of net assets for the Fund.

ØØ  All or a portion of this security is segregated as collateral for financial futures contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2009.

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  During the period ended June 30, 2009, Neuberger Berman Prime Money Fund ("Prime Money") was also managed by Management, the Fund's investment manager, and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements 13

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
June 30, 2009
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$13,782,235
Affiliated issuers	1,061,084
14,843,319
Cash	1
Foreign currency	8,345
Dividends and interest receivable	33,397
Receivable for securities sold	353,886
Receivable for Fund shares sold	637
Receivable for securities lending income (Note A)	250
Prepaid expenses and other assets	324
Total Assets	15,240,159
Liabilities
Payable for Fund shares redeemed	5,107
Payable to investment manager—net (Notes A & B)	6,864
Payable to administrator—net (Note B)	2,324
Payable for securities lending fees (Note A)	65
Payable for variation margin (Note A)	250
Accrued expenses and other payables	31,773
Total Liabilities	46,383
Net Assets at value	$15,193,776
Net Assets consist of:
Paid-in capital	$35,030,239
Undistributed net investment income (loss)	591,041
Accumulated net realized gains (losses) on investments	(18,220,793)
Net unrealized appreciation (depreciation) in value of investments	(2,206,711)
Net Assets at value	$15,193,776
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,886,181
Net Asset Value, offering and redemption price per share	$8.06
*Cost of Investments:
Unaffiliated issuers	$15,986,432
Affiliated issuers	1,061,084
Total cost of investments	$17,047,516
Total cost of foreign currency	$9,119

See Notes to Financial Statements 14

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
For the Six Months Ended June 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$29,205
Interest income—unaffiliated issuers	197,211
Income from securities loaned—net (Note F)	2,369
Income from investments in affiliated issuers (Note F)	646
Foreign taxes withheld	(278)
Total income	$229,153
Expenses:
Investment management fees (Notes A & B)	40,431
Administration fees (Note B)	22,057
Shareholder servicing agent fees	823
Audit fees	20,443
Custodian fees (Note B)	26,240
Insurance expense	975
Legal fees	1,156
Registration and filing fees	11,145
Shareholder reports	7,224
Trustees' fees and expenses	22,094
Miscellaneous	1,545
Total expenses	154,133
Expenses reimbursed by administrator (Note B)	(17,406)
Investment management fees waived (Note A)	(211)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(26)
Total net expenses	136,490
Net investment income (loss)	$92,663
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,209,188)
Sales of investment securities of affiliated issuers	1,181
Financial futures contracts	22,363
Foreign currency	(508)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,992,077
Financial futures contracts	(22,405)
Foreign currency	17,859
Net gain (loss) on investments	801,379
Net increase (decrease) in net assets resulting from operations	$894,042

See Notes to Financial Statements 15

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	BALANCED PORTFOLIO
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$92,663	$425,214
Net realized gain (loss) on investments	(1,186,152)	3,319,630
Change in net unrealized appreciation (depreciation) of investments	1,987,531	(20,260,861)
Net increase (decrease) in net assets resulting from operations	894,042	(16,516,017)
Distributions to Shareholders From (Note A):
Net Investment Income	—	(836,556)
From Fund Share Transactions (Note D):
Proceeds from shares sold	132,584	5,241,056
Proceeds from reinvestment of dividends and distributions	—	836,556
Payments for shares redeemed	(1,337,707)	(51,583,340)
Net increase (decrease) from Fund share transactions	(1,205,123)	(45,505,728)
Net Increase (Decrease) in Net Assets	(311,081)	(62,858,301)
Net Assets:
Beginning of period	15,504,857	78,363,158
End of period	$15,193,776	$15,504,857
Undistributed net investment income (loss) at end of period	$591,041	$498,378

See Notes to Financial Statements 16

Notes to Financial Statements Balanced Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2   Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3   Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4   Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2009 was $5,478.

5   Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of June 30, 2009, the Fund did not have any unrecognized tax benefits.

17

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium and partnership basis adjustments, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Distributions Paid From:
Ordinary Income		Total
2008	2007	2008	2007
$836,556	$875,654	$836,556	$875,654

  As of December 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$498,378	$(4,319,738)	$(16,909,145)	$(20,730,505)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain futures contracts, amortization of bond premium, partnership basis adjustments, capital loss carryforwards and post October loss deferrals.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2009	2010
$2,806,578	$13,734,011

 Under current tax law, the use of these losses to offset future gains may limited in a given year.

  During the year ended December 31, 2008, the Fund utilized capital loss carryforwards of $3,649,862.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2008, the Fund elected to defer $368,556 of net capital losses arising between November 1, 2008 and December 31, 2008.

6   Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7   Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

18

8   Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9   Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process that identified a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in the Quality Fund as of June 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents the guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2009, the Fund received net income under the securities lending arrangement of approximately $2,369, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2009, "Income from securities loaned — net" consisted of approximately $3,071 in income earned on cash collateral and guaranteed amounts (including approximately $1,405 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $702.

10   Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. For the six months ended June 30, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2009, management fees waived under this Arrangement amounted

19

to $211 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2009, income earned under this Arrangement amounted to $646 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  Subsequent to the period, on August 10, 2009, the Fund ceased investing in Prime Money. On that date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

12   Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

13  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14   Derivative instruments: During the period ending June 30, 2009, the Fund's use of derivatives was limited to financial futures contracts. The Fund adopted FASB Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"), effective January 1, 2009.

  Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

  Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

  For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving

20

futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

  During the six months ended June 30, 2009, the Fund entered into financial futures contracts. At June 30, 2009, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized (Depreciation)
September 2009	5 U.S. Treasury Notes, 2 Year	Long	$(1,734)

  At June 30, 2009, the Fund had deposited $60,192 in Fannie Mae Whole Loan, 10.69%, due 7/1/09, to cover margin requirements on open financial futures contracts.

  The contract amount at period end is indicative of the volume throughout the period.

 At June 30, 2009, the Fund had the following derivatives (not designated as hedging instruments under SFAS No.133), grouped by primary risk exposure:

Liability Derivatives

	Interest Rate Contracts	Total
Futures Contracts(1)	$1,734	$1,734
Total Value	$1,734	$1,734

(1)  Statement of Assets and Liabilities location: Cumulative appreciation (depreciation) of futures contracts is reported in "Financial Futures Contracts" above. Only current day's variation margin, if any, is reported within the Statement of Assets and Liabilities: Payable for variation margin.

  The impact of the use of derivative instruments on the Statement of Operations during the six months ended June 30, 2009, was as follows:

Realized Gain (Loss)(1)

	Interest Rate Contracts	Total
Futures Contracts	$22,363	$22,363
Total Realized Gain (Loss)	$22,363	$22,363

Change in Appreciation (Depreciation)(2)

	Interest Rate Contracts	Total
Futures Contracts	$(22,405)	$(22,405)
Total Change in Appreciation (Depreciation)	$(22,405)	$(22,405)

(1)   Statement of Operations location: Net realized gain (loss) on financial futures contracts.

(2)   Statement of Operations location: Change in net unrealized appreciation (depreciation) in value of financial futures contracts.

15   Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

21

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

  Management has contractually undertaken through December 31, 2012 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). "). For the six months ended June 30, 2009, such excess expenses amounted to $17,406. The Fund has agreed to repay Management through December 31, 2015 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2009, there was no repayment to Management under this agreement. At June 30, 2009, contingent liabilities to Management under this agreement were as follows:

Expiring in:
2012
$17,406

  Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  During the reporting period, the predecessor of Management, the investment manager of the Fund, and Neuberger, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

22

 The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub- Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2009, the impact of this arrangement was a reduction of expenses of $26.

Note C—Securities Transactions:

  Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts and foreign currency contracts) for the six months ended June 30, 2009 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$141,277	$3,288,760	$141,277	$4,916,681

  During the six months ended June 30, 2009, brokerage commissions on securities transactions paid to affiliated brokers were as follows: Neuberger received $0.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2009 and for the year ended December 31, 2008 was as follows:

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Shares Sold	17,559	436,916
Shares Issued on Reinvestment of Dividends and Distributions	—	99,828
Shares Redeemed	(177,070)	(4,480,615)
Total	(159,511)	(3,943,871)

Note E—Line of Credit:

  At June 30, 2009, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2009. During the six months ended June 30, 2009, the Fund did not utilize this line of credit.

23

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2009	Value June 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	313,321	2,703,105	1,956,525	1,059,901	$1,059,901	$646
Neuberger Berman Securities Lending Quality Fund, LLC**	—	316,680	315,509	1,171	1,183	1,405
Total					$1,061,084	$2,051

*  Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**   Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 11, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Fund's financial statements through this date.

Note H—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

24

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)
Net Asset Value, Beginning of Period	$7.58		$13.08	$11.44	$10.42	$9.64	$8.93
Income From Investment Operations:
Net Investment Income (Loss)‡	.05		.09	.12	.11	.04	.05
Net Gains or Losses on Securities (both realized and unrealized)	.43		(5.17)	1.67	1.00	.84	.77
Total From Investment Operations	.48		(5.08)	1.79	1.11	.88	.82
Less Distributions From:
Net Investment Income	—		(.42)	(.15)	(.09)	(.10)	(.11)
Net Asset Value, End of Period	$8.06		$7.58	$13.08	$11.44	$10.42	$9.64
Total Return††	6.33	%**	(39.15)%	15.60%	10.67%	9.18%	9.31%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$15.2		$15.5	$78.4	$72.3	$73.7	$81.1
Ratio of Gross Expenses to Average Net Assets#	1.86	%*	1.29%	1.16%	1.19%	1.14%	1.10%
Ratio of Net Expenses to Average Net Assets§	1.86	%*	1.29%	1.16%	1.18%	1.13%	1.09%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.26	%*	.81%	1.00%	1.01%	.41%	.56%
Portfolio Turnover Rate	25	%**	57%	54%	62%	82%	110%

See Notes to Financial Highlights 25

Notes to Financial Highlights Balanced Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After reimbursement and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2009	2008	2007	2006	2005	2004
2.10%	1.29%	1.16%	1.18%	1.13%	1.09%

*  Annualized.

**   Not annualized.

26

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

27

Report of Votes of Shareholders

A special meeting of shareholders of the Fund was held on March 16, 2009 (the "Shareholder Meeting"). At the Shareholder Meeting, shareholders voted to approve a new management agreement between the Fund and Management and a new sub-advisory agreement with respect to the Fund, between Management and Neuberger. Approval of the Fund's new management and sub-advisory agreements was necessary because the management and sub-advisory agreements with the predecessor to Management and Neuberger, respectively, automatically terminated pursuant to their terms and as required under the 1940 Act upon completion of the Acquisition. Shareholders of the Fund also voted, together as a single class with the shareholders of each Series of the Trust, to approve the election of Trustees to the Board of Trustees.

Proposal 1 — To approve a new management agreement between the Fund and Management

Votes For	Votes Against	Abstentions
1,720,360	141,490	33,076

Proposal 2 — To approve a new sub-advisory agreement with respect to the Fund, between Management and Neuberger

Votes For	Votes Against	Abstentions
1,690,802	151,458	52,666

Proposal 3 — To approve the election of Trustees to the Board of Trustees:

	Votes For	Votes Withheld
Joseph V. Amato	159,364,693	9,010,901
John Cannon	159,377,855	8,997,739
Faith Colish	159,515,204	8,860,390
Robert Conti	159,656,042	8,719,552
Martha C. Goss	159,797,663	8,577,931
C. Anne Harvey	159,572,095	8,803,499
Robert A. Kavesh	159,160,095	9,215,499
Michael M. Knetter	159,829,398	8,546,196
Howard A. Mileaf	159,490,324	8,885,270
George W. Morriss	159,818,569	8,557,025
Edward I. O'Brien	159,319,932	9,055,662
Jack L. Rivkin	159,524,553	8,851,041
Cornelius T. Ryan	159,246,531	9,129,063
Tom D. Seip	159,775,588	8,600,006
Candace L. Straight	159,812,148	8,563,446
Peter P. Trapp	159,318,010	9,057,584

28

Neuberger Berman
Advisers Management Trust

Small-Cap Growth Portfolio

S Class Shares

Semi-Annual Report

June 30, 2009

D0312 08/09

Small-Cap Growth Portfolio Manager's Commentary

For the six-month period ended June 30, 2009, the Neuberger Berman Advisers Management Trust (AMT) Small-Cap Growth Portfolio underperformed its benchmark, the Russell 2000® Growth Index. In contrast to 2008, however, both the Portfolio and the index finished the period in positive territory.

In aggregate, small-cap stocks have rallied significantly since their March lows. However, the rally has primarily been led by what we consider the lower quality area of the market, with the strongest performance coming from stocks that generally do not meet our fundamental criteria. Within the benchmark, stocks that led the rebound included those priced under $5, those in the lowest capitalization range (under $250 million, the most illiquid area of the market), non-earners, and those within the lowest return-on-equity quintiles. Historically, "junk" rallies like this have often occurred at inflection points in the market, but have generally not been sustainable over longer periods of time, and have not tended to strongly benefit quality growth investors like us.

Within the Russell 2000 Growth Index, eight of 10 sectors posted positive results, with cyclical areas such as Information Technology and Consumer Discretionary performing best, followed by Consumer Staples. The Industrials and Financials sectors of the index reported negative returns, and the Energy sector also performed poorly on a relative basis, although returns were positive. The sector that had the most positive impact on relative portfolio performance was an overweight position in Telecom. Stock selection within our wireless theme was a contributor to relative portfolio performance, with cell tower company SBA Communications providing the strongest individual performance before we sold the position. The Consumer Staples, Financials and Energy sectors were also slightly positive.

Aside from the fact that the higher quality growth stocks we tend to own did not participate as fully in this rally, stock selection within Information Technology and Health Care was detrimental to performance. In Information Technology, while holdings were generally strong, it was the semiconductor and equipment companies — typically a high risk, high beta and lower quality area of the market — that largely drove performance. The Portfolio does not generally have a great deal of exposure to this area given our fundamental criteria, so our sector holdings underperformed relative to the index. Of the semiconductor names we did own, Netlogic Microsystems, was among our top performers. Other top performers included Starent Networks, a communications firm, and VistaPrint, a niche online graphic design firm.

In Health Care, holdings including ViroPharma, an antiviral pharmaceuticals firm, Athenahealth, a practice management firm, and Amedisys, a home health care specialist, negatively impacted performance. Political risk related to health care reform was a factor in this area of the portfolio, and we sold all three of these stocks. After the reporting period, we also sold Wright Medical Group, a hospital equipment company. VCA Antech, a veterinary care company, was positive for the portfolio during the period, and we believe the company will benefit further as consumer spending improves. Within Health Care, with ongoing headline risk from reform discussions, we are decreasing exposure to services names while continuing to focus on firms we believe are less susceptible to downside potential and that may benefit from any government action.

Within Industrials, the Portfolio continues to have a prison services theme, owning companies such as GEO Group and Cornell. We are confident in the buy thesis for these companies, although we have adjusted our near-term expectations due to the pressures on state spending in California and elsewhere. Also in Industrials, we have added to our position in HEICO, an aftermarket aircraft parts manufacturer. We believe HEICO should benefit as airlines seek lower cost but high quality FAA-approved parts; we believe the stock offers good value and earnings potential moving forward.

In Consumer Discretionary, although our stocks underperformed the index sector component, several holdings performed extremely well. Gaming companies Penn National and Ameristar Casinos were among top performers, benefiting from the fact that Americans have replaced international travel with less costly leisure options. We have consolidated the Portfolio's secondary education theme, holding Lincoln Education Services and Capella Education, but selling stocks that have performed well over time, including Strayer, DeVry and ITT Educational. On the negative side, we sold Gymboree, one of our biggest disappointments this period, due to missed earnings.

1

Looking forward, while we have seen some indications that the worst is behind us economically, we continue to have concerns about serious unresolved issues and the weak position of consumers, leading us to expect sluggish growth rather than a "V"-shaped recovery. Despite the recent strong performance of lower quality stocks, we believe the market has historically focused on fundamentals over the long term. As such, we remain focused on high quality growth companies with strong balance sheets and compelling business advantages — those we believe can grow and prosper even in a relatively weak environment. The Portfolio is neutrally weighted compared to the benchmark in most sectors. It has slight overweights in Consumer Discretionary (with a regional gaming emphasis), Health Care and Industrials. The Portfolio is slightly underweighted in Consumer Staples. In Financials, with a capital markets emphasis, the Portfolio is slightly overweighted, and in Energy, it is relatively neutrally positioned. We have moved to an underweight in Telecom with a continued emphasis on wireless providers and tower companies. We continue to believe that stock selection will be the key to long-term returns, and that over time, the market will reward companies that possess the strong fundamentals and quality growth characteristics that we seek.

Sincerely,

David H. Burshtan
Portfolio Manager

2

Small-Cap Growth Portfolio

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	17.4%
Consumer Staples	2.3
Energy	3.5
Financials	6.3
Health Care	26.2
Industrials	16.8
Information Technology	26.3
Telecommunication Services	1.2
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 6/30/2009	1 Year	5 Year	Life of Fund*
Small-Cap Growth Portfolio Class S	7/12/2002	3.35%	(33.64%)	(6.31%)	(0.80%)
Russell 2000® Index[2]		2.64%	(25.01%)	(1.71%)	4.24%
Russell 2000® Growth Index[2]		11.36%	(24.85%)	(1.32%)	4.83%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 7/12/2002.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 1.99% for Class S shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.44%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2012.

Please see Endnotes for additional information.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Neuberger Berman Advisers Management Small-Cap Growth Portfolio (the "Fund") and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fund. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Funds, including the Fund. Without this arrangement, which is subject to change, the total returns of the Fund may have been less.

2  The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 8% of the Russell 3000 total market capitalization. As of the latest reconstitution the smallest company's market capitalization was roughly $78 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all dividends and capital gain distributions. The Fund may invest in many securities not included in the above described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Fund are subject to change.

Shares of the separate AMT Funds are sold only through the currently effective prospectuses and are not available to the general public. Shares of this Fund may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2009 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2009 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/09 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SMALL-CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During the Period* 1/1/09 - 6/30/09
Class S	$1,000.00	$1,033.50	$7.21
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.70	$7.15

*  Expenses are equal to the annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Small-Cap Growth Portfolio (Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (80.0%)
Aerospace & Defense (1.1%)
5,200	HEICO Corp.	$188,552
Biotechnology (0.9%)
3,700	Alexion Pharmaceuticals	152,144	*
Capital Markets (3.6%)
25,600	GFI Group	172,544
16,900	Janus Capital Group	192,660
8,400	Waddell & Reed Financial	221,508
		586,712
Commercial Services & Supplies (4.6%)
11,300	Cornell Companies	183,173	*
11,400	Geo Group	211,812	*
9,000	Healthcare Services Group	160,920
6,800	Tetra Tech	194,820	*
		750,725
Communications Equipment (3.1%)
8,300	DG Fastchannel	151,890	*
6,100	Riverbed Technology	141,459	*
8,800	Starent Networks	214,808	*È
		508,157
Consumer Finance (1.1%)
13,400	Dollar Financial	184,786	*
Diversified Consumer Services (3.0%)
3,000	Capella Education	179,850	*
8,600	Lincoln Educational Services	179,998	*
4,200	Steiner Leisure	128,226	*
		488,074
Diversified Telecommunication Services (1.1%)
5,900	Neutral Tandem	174,168	*
Electrical Equipment (1.9%)
7,200	EnerSys	130,968	*
15,700	Polypore International	174,584	*
		305,552
Food & Staples Retailing (0.9%)
5,900	United Natural Foods	154,875	*

NUMBER OF SHARES		VALUE†
Health Care Equipment & Supplies (7.4%)
5,200	ICU Medical	$213,980	*
9,400	Inverness Medical Innovations	334,452	*È
5,000	NuVasive, Inc.	223,000	*
7,800	Sirona Dental Systems	155,922	*
17,700	Wright Medical Group	287,802	*
		1,215,156
Health Care Providers & Services (8.9%)
8,000	Air Methods	218,880	*
7,600	Emergency Medical Services	279,832	*
5,100	HMS Holdings	207,672	*
7,800	IPC The Hospitalist	208,182	*
3,800	MEDNAX, Inc.	160,094	*
8,800	Psychiatric Solutions	200,112	*
7,000	VCA Antech	186,900	*
		1,461,672
Health Care Technology (2.7%)
13,500	MedAssets Inc.	262,575	*
6,900	SXC Health Solutions	175,398	*
		437,973
Hotels, Restaurants & Leisure (6.2%)
8,500	Ameristar Casinos	161,755
8,500	BJ Restaurants	143,395	*
14,100	Isle Of Capri Casinos	187,812	*
45,600	Orient-Express Hotel	387,144
10,500	Royal Caribbean Cruises	142,170
		1,022,276
Household Durables (1.3%)
11,500	Jarden Corp.	215,625	*
Internet Software & Services (2.1%)
7,000	Constant Contact	138,880	*
4,900	VistaPrint Ltd.	208,985	*
		347,865
IT Services (2.2%)
19,500	Global Cash Access Holdings	155,220	*
18,100	RightNow Technologies	213,580	*
		368,800
Life Science Tools & Services (1.2%)
4,900	Illumina, Inc.	190,806	*
Machinery (1.1%)
4,300	Middleby Corp.	188,856	*

See Notes to Schedule of Investments 6

NUMBER OF SHARES		VALUE†
Oil, Gas & Consumable Fuels (2.8%)
7,600	Arena Resources	$242,060	*
7,700	Concho Resources	220,913	*
		462,973
Personal Products (0.9%)
16,700	Bare Escentuals	148,129	*
Professional Services (3.0%)
4,800	CoStar Group	191,376	*
3,400	FTI Consulting	172,448	*
4,900	ICF International	135,191	*
		499,015
Road & Rail (1.7%)
8,400	Old Dominion Freight Line	281,988	*
Semiconductors & Semiconductor Equipment (6.0%)
4,900	Hittite Microwave	170,275	*
4,600	Netlogic Microsystems	167,716	*
12,000	Semtech Corp.	190,920	*
6,600	Silicon Laboratories	250,404	*
8,900	Varian Semiconductor Equipment	213,511	*
		992,826
Software (7.6%)
13,500	Informatica Corp.	232,065	*
8,000	Macrovision Solutions	174,480	*
12,700	Nuance Communications	153,543	*
7,900	Taleo Corp. Class A	144,333	*
27,700	THQ Inc.	198,332	*
14,200	Ultimate Software Group	344,208	*
		1,246,961
Specialty Retail (2.3%)
10,800	hhgregg, Inc.	163,728	*
5,300	Tractor Supply	218,996	*
		382,724
Textiles, Apparel & Luxury Goods (1.3%)
6,500	Warnaco Group	210,600	*
	Total Common Stocks (Cost $11,539,448)	13,167,990

NUMBER OF SHARES		VALUE†
Short-Term Investments (21.7%)
3,171,604	Neuberger Berman Prime Money Fund Trust Class	$3,171,604	@ØØ
389,232	Neuberger Berman Securities Lending Quality Fund, LLC	393,125	‡
	Total Short-Term Investments (Cost $3,564,729)	3,564,729
	Total Investments (101.7%) (Cost $15,104,177)	16,732,719	##
	Liabilities, less cash, receivables and other assets [(1.7%)]	(285,347)
	Total Net Assets (100.0%)	$16,447,372

See Notes to Schedule of Investments 7

Notes to Schedule of Investments Small-Cap Growth Portfolio (Unaudited)

†  The value of investments in equity securities by Neuberger Berman Advisers Management Trust Small-Cap Growth Portfolio (the "Fund") is determined by Neuberger Berman Management LLC ("Management") primarily by an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), investments held by the Fund are carried at "fair value". Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments some of which are discussed above.

  In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

See Notes to Financial Statements 8

Notes to Schedule of Investments Small-Cap Growth Portfolio (Unaudited) (cont'd)

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Description
Common Stock^	$13,167,990	$—	$—
Short-Term Investments	—	3,564,729	—
Total	$13,167,990	$3,564,729	$—

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

##  At June 30, 2009, the cost of investments for U.S. federal income tax purposes was $15,459,521. Gross unrealized appreciation of investments was $1,431,982 and gross unrealized depreciation of investments was $158,784, resulting in net unrealized appreciation of $1,273,198 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund and is segregated in connection with obligations for security lending (see Notes A & F of Notes to Financial Statements).

@  During the period ended June 30, 2009, Neuberger Berman Prime Money Fund ("Prime Money") was also managed by Management, the Fund's investment manager, and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

ØØ  All or a portion of this security is segregated in connection with obligations for security lending.

See Notes to Financial Statements 9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL-CAP GROWTH PORTFOLIO
June 30, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$13,167,990
Affiliated issuers	3,564,729
16,732,719
Interest receivable	94
Receivable for securities sold	342,703
Receivable for Fund shares sold	176,849
Receivable from administrator—net (Note B)	5,200
Receivable for securities lending income (Note A)	977
Total Assets	17,258,542
Liabilities
Payable for collateral on securities loaned (Note A)	406,611
Payable for securities purchased	357,681
Payable for Fund shares redeemed	10,278
Payable to investment manager—net (Notes A & B)	9,243
Payable for securities lending fees (Note A)	285
Accrued expenses and other payables	27,072
Total Liabilities	811,170
Net Assets at value	$16,447,372
Net Assets consist of:
Paid-in capital	$25,086,224
Undistributed net investment income (loss)	(58,849)
Accumulated net realized gains (losses) on investments	(10,208,545)
Net unrealized appreciation (depreciation) in value of investments	1,628,542
Net Assets at value	$16,447,372
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,905,262
Net Asset Value, offering and redemption price per share	$8.63
†Securities on loan, at value:
Unaffiliated issuers	$397,404
*Cost of Investments:
Unaffiliated issuers	$11,539,448
Affiliated issuers	3,564,729
Total cost of investments	$15,104,177

See Notes to Financial Statements 10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL-CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$14,577
Interest income—unaffiliated issuers	1
Income from securities loaned—net (Note F)	9,912
Income from investments in affiliated issuers (Note F)	740
Total income	$25,230
Expenses:
Investment management fees (Notes A & B)	50,133
Administration fees (Note B):	17,694
Distribution fees (Note B):	14,745
Audit fees	20,443
Custodian fees (Note B)	11,901
Insurance expense	331
Legal fees	3,450
Shareholder reports	9,940
Trustees' fees and expenses	22,093
Miscellaneous	1,744
Total expenses	152,474
Expenses reimbursed by administrator (Note B)	(68,113)
Investment management fees waived (Note A)	(279)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(3)
Total net expenses	84,079
Net investment income (loss)	$(58,849)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,592,978)
Sales of investment securities of affiliated issuers	4,650
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,978,769
Net gain (loss) on investments	390,441
Net increase (decrease) in net assets resulting from operations	$331,592

See Notes to Financial Statements 11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SMALL-CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(58,849)	$(215,137)
Net realized gain (loss) on investments	(1,588,328)	(8,190,938)
Net increase from payments by affiliates (Note B)	—	6,628
Change in net unrealized appreciation (depreciation) of investments	1,978,769	(3,032,887)
Net increase (decrease) in net assets resulting from operations	331,592	(11,432,334)
Distributions to Shareholders From (Note A):
Net realized gain on investments	—	(805,076)
Tax Return of capital	—	(161)
Total distributions to shareholders	—	(805,237)
From Fund Share Transactions (Note D):
Proceeds from shares sold	6,214,730	16,597,016
Proceeds from reinvestment of dividends and distributions	—	805,237
Payments for shares redeemed	(2,654,410)	(19,344,752)
Net increase (decrease) from Fund share transactions	3,560,320	(1,942,499)
Net Increase (Decrease) in Net Assets	3,891,912	(14,180,070)
Net Assets:
Beginning of period	12,555,460	26,735,530
End of period	$16,447,372	$12,555,460
Undistributed net investment income (loss) at end of period	$(58,849)	$—

See Notes to Financial Statements 12

Notes to Financial Statements Small-Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Small-Cap Growth Portfolio (formerly, Fasciano Portfolio) (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2009 was $1,913.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S.

13

federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of June 30, 2009, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Distributions Paid From:
Ordinary Income		Long–Term Capital Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$—	$—	$805,076	$213,518	$161	$—	$805,237	$213,518

  As of December 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$(1,417,100)	$(7,553,344)	$(8,970,444)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments, capital loss carryforwards and post October loss deferrals.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016
$4,974,217

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2008, the Fund elected to defer $2,579,127 of net capital losses.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which

14

includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process that identified a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in the Quality Fund as of June 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents the guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2009, the Fund received net income under the securities lending arrangement of approximately $9,912, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2009, "Income from securities loaned — net" consisted of approximately $17,929 in income earned on cash collateral and guaranteed amounts (including approximately $14,529 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $8,017.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. For the six months ended June 30, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2009, management fees waived under this Arrangement amounted to $279 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2009, income earned under this Arrangement amounted to $740 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

15

  Subsequent to the period, on August 10, 2009, the Fund ceased investing in Prime Money. On that date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14  Derivative instruments: Management has evaluated the requirements of FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), which are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2009, no additional disclosures pursuant to FAS 161 are required at this time.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual

16

distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken through December 31, 2012 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2009, such excess expenses amounted to $68,113. The Fund has agreed to repay Management through December 31, 2015 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2009, there was no repayment to Management under this agreement. At June 30, 2009, contingent liabilities to Management under this agreement were as follows:

Expiring in:
2009	2010	2011	2012	Total
$131,004	$126,509	$129,472	$68,113	$455,098

 Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  During the reporting period, the predecessor of Management, the investment manager of the Fund, and Neuberger, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub- Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2009, the impact of this arrangement was a reduction of expenses of $3.

  On March 25, 2008, Management voluntarily agreed to reimburse the Fund for all brokerage commissions from March 25, 2008 to April 15, 2008, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager. The amount of this voluntary reimbursement was $6,628.

17

Note C—Securities Transactions:

  During the six months ended June 30, 2009, there were purchase and sale transactions (excluding short-term securities) of $18,687,197 and $18,340,079, respectively.

  During the six months ended June 30, 2009, brokerage commissions on securities transactions paid to affiliated brokers were as follows: Neuberger received $0.

Note D—Fund Share Transactions:

 Share activity for the six months ended June 30, 2009 and for the year ended December 31, 2008 was as follows:

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Shares Sold	757,691	1,291,580
Shares Issued on Reinvestment of Dividends and Distributions	—	93,632
Shares Redeemed	(355,660)	(1,725,324)
Total	402,031	(340,112)

Note E—Line of Credit:

  At June 30, 2009, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2009. During the year ended June 30, 2009, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2009	Value June 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	539,539	8,650,455	6,018,390	3,171,604	$3,171,604	$740
Neuberger Berman Securities Lending Quality Fund, LLC**	1,274,335	7,963,489	8,848,592	389,232	393,125	14,529
Total					$3,564,729	$15,269

Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

18

Note G—Recent Accounting Pronouncement:

  In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 11, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Fund's financial statements through this date.

Note H—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Small-Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)
Net Asset Value, Beginning of Period	$8.35		$14.50	$14.53	$14.16	$13.84	$12.40
Income From Investment Operations:
Net Investment Income (Loss)‡	(.04)		(.11)	(.06)	(.05)	(.04)	(.08)
Net Gains or Losses on Securities (both realized and unrealized)	.32		(5.60)§§	.14	.79	.43	1.56
Total From Investment Operations	.28		(5.71)	.08	.74	.39	1.48
Less Distributions From:
Net Capital Gains	—		(.44)	(.11)	(.37)	(.07)	(.04)
Tax Return of Capital	—		(.00)	—	—	—	—
Total Distributions	—		(.44)	(.11)	(.37)	(.07)	(.04)
Net Asset Value, End of Period	$8.63		$8.35	$14.50	$14.53	$14.16	$13.84
Total Return††	3.35	%**	(39.47)%	.52%	5.25%	2.82%	11.96%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$16.4		$12.6	$26.7	$24.2	$18.9	$15.9
Ratio of Gross Expenses to Average Net Assets#	1.43	%*	1.43%	1.40%	1.40%	1.40%	1.41%
Ratio of Net Expenses to Average Net Assets§	1.43	%*	1.42%	1.39%	1.40%	1.40%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.00	)%*	(.92)%	(.42)%	(.33)%	(.32)%	(.60)%
Portfolio Turnover Rate	159	%**	323%	38%	30%	42%	10%

See Notes to Financial Highlights 20

Notes to Financial Highlights Small-Cap Growth Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2009	2008	2007	2006	2005	2004
2.59%	1.97%	1.87%	2.00%	2.09%	2.56%

§§  Included in this net loss is a reimbursement from Management as described in Note B of Notes to Financial Statements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

22

Report of Votes of Shareholders

A special meeting of shareholders of the Fund was held on March 16, 2009 (the "Shareholder Meeting"). At the Shareholder Meeting, shareholders voted to approve a new management agreement between the Fund and Management and a new sub-advisory agreement with respect to the Fund, between Management and Neuberger. Approval of the Fund's new management and sub-advisory agreements was necessary because the management and sub-advisory agreements with the predecessor to Management and Neuberger, respectively, automatically terminated pursuant to their terms and as required under the 1940 Act upon completion of the Acquisition. Shareholders of the Fund also voted, together as a single class with the shareholders of each Series of the Trust, to approve the election of Trustees to the Board of Trustees.

Proposal 1 — To approve a new management agreement between the Fund and Management

Votes For	Votes Against	Abstentions
1,295,134	54,352	53,766

Proposal 2 — To approve a new sub-advisory agreement with respect to the Fund, between Management and Neuberger

Votes For	Votes Against	Abstentions
1,294,551	50,045	58,657

Proposal 3 — To approve the election of Trustees to the Board of Trustees:

	Votes For	Votes Withheld
Joseph V. Amato	159,364,693	9,010,901
John Cannon	159,377,855	8,997,739
Faith Colish	159,515,204	8,860,390
Robert Conti	159,656,042	8,719,552
Martha C. Goss	159,797,663	8,577,931
C. Anne Harvey	159,572,095	8,803,499
Robert A. Kavesh	159,160,095	9,215,499
Michael M. Knetter	159,829,398	8,546,196
Howard A. Mileaf	159,490,324	8,885,270
George W. Morriss	159,818,569	8,557,025
Edward I. O'Brien	159,319,932	9,055,662
Jack L. Rivkin	159,524,553	8,851,041
Cornelius T. Ryan	159,246,531	9,129,063
Tom D. Seip	159,775,588	8,600,006
Candace L. Straight	159,812,148	8,563,446
Peter P. Trapp	159,318,010	9,057,584

23

Neuberger Berman
Advisers Management Trust

Growth Portfolio

I Class Shares

Semi-Annual Report

June 30, 2009

B0732 08/09

Growth Portfolio Manager's Commentary

For the six-month period ended June 30, 2009, the Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio underperformed its benchmark, the Russell Midcap® Growth Index. In contrast to 2008, however, both the Portfolio and the index finished the reporting period in solidly positive territory.

The equity market has appreciated significantly since its lows in March. However, the rally has primarily been led by what we consider the lower-quality area of the market, with the strongest performance coming from stocks that generally do not meet our fundamental criteria. In the past, low-quality rallies have often happened at market inflection points, but have tended not to be sustainable over longer periods of time.

Within the index, all sectors posted positive results, with cyclical areas such as Materials, Energy and Information Technology in the lead and Industrials, Utilities and Consumer Staples showing the weakest results. The Portfolio's strongest sector was Telecom, where strong stock selection within our wireless theme, including tower company SBA Communications, was additive to relative portfolio performance.

With quality growth stocks out of favor this period, some Portfolio holdings disappointed, with our Health Care and Information Technology positions being weakest. While Information Technology was one of the best performing index sectors, it was generally the higher-risk, lower quality companies that drove performance. Results were negative for some of the higher quality software companies that performed well for us last year. Transaction and credit specialist Alliance Data Systems, and communications systems and services firm Harris Corp, were among our poorest performers, and both holdings have been sold. FLIR Systems, a thermal imaging and precision optics firm, was another of our weakest performers and was sold. Technology holding VistaPrint was our top performer. This small business marketing company continues to grow market share in this uncertain economic environment as businesses continue working to cut costs.

In Health Care, holdings including hospital equipment firm Wright Medical Group, an orthopedic medical device company, Perrigo, an over-the-counter pharmaceuticals company, and Psychiatric Solutions, an in-patient psychiatric facilities operator, negatively impacted performance. We sold our positions in Perrigo and Psychiatric Solutions. On the other hand, VCA Antech, a veterinary testing firm that has become one of our larger positions, performed well. This is a more cyclical Health Care name, and we expect earnings to improve further as the economy continues to improve and consumers once again begin spending monies in this area. With ongoing political risk given the impending health care reform, we continue to focus on firms we think are less susceptible to any downside from, and that may be beneficiaries of, reform.

The Portfolio underperformed the index in the Consumer Discretionary sector, but several names from this area performed extremely well. Gaming company Penn National benefits directly from the trend that Americans have been vacationing closer to home and taking advantage of regional gaming facilities. We have added to gaming positions recently, including Ameristar Casinos, expecting momentum to build as the economy becomes less negative, but consumers remain under some pressure. Another top performer was Ross Stores, an apparel retailer focused on less affluent consumers. In addition to gaming, we have added some leisure and retail companies, including Royal Caribbean and Marriott. We believe companies like these offer consumers good value, and should benefit as decisions on where to spend limited travel and entertainment dollars are made. "Retail survivors" is another Consumer Discretionary theme that has developed more recently. We expect companies like Nordstrom, Bed Bath & Beyond, Kohl's and Staples to benefit as the consumer becomes healthier, due to the fact that fewer players are on the competitive landscape after this punishing turn in the economy.

In Financials, we continue to focus on capital-market sensitive names such as asset management firms, owning stocks like BlackRock, a top performer with a great management team, and Lazard, a firm with a strong product line. We also continue to own IntercontinentalExchange, which performed well as the markets improved.

Despite the recent strong performance of lower quality stocks, we continue to believe that, longer term, the market will focus on fundamentals. This was suggested toward the end of June, when our performance remained steady while the market gave back some gains. While we have moved the Portfolio to a slightly less defensive position, we continue to have

1

concerns about economic weakness and the weak position of consumers, expecting sluggish growth rather than a "V"-shaped recovery. As such, we remain focused on high quality growth companies with strong balance sheets and compelling business advantages — those we believe can grow and prosper even in a relatively weak environment. We are currently overweighted versus the benchmark in Industrials, emphasizing companies with good earnings visibility and strong balance sheets. We are underweighted in Information Technology but will likely be adding to this area. We have moved to a market weight in Consumer Discretionary and Health Care. Telecommunications, with an emphasis in wireless, remains an overweight position. We are underweighted in Financials, emphasizing capital-markets related names such as asset managers and market exchanges within the sector. We continue to believe that stock selection will be the key to long-term returns, and that, over time, the market will reward companies that possess the strong fundamentals and quality growth characteristics that we seek.

Sincerely,

Kenneth J. Turek
Portfolio Manager

2

Growth Portfolio

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	18.1%
Consumer Staples	4.9
Energy	7.4
Financials	7.2
Health Care	14.8
Industrials	18.9
Information Technology	20.3
Materials	3.8
Telecommunication Services	4.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 6/30/2009	1 Year	5 Year	10 Year	Life of Fund*
Growth Portfolio Class I	9/10/1984	7.64%	(31.26%)	0.88%	(0.91%)	7.62%
Russell Midcap® Growth Index[2]		16.61%	(30.33%)	(0.44%)	0.02%	N/A
Russell Midcap® Index[2]		9.96%	(30.36%)	(0.11%)	3.15%	11.10%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 9/10/1984.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 1.04% for Class I shares (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2012.

Please see Endnotes for additional information.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Neuberger Berman Advisers Management Growth Portfolio (the "Fund") and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fund. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Funds, including the Fund. Without this arrangement, which is subject to change, the total returns of the Fund may have been less.

2   The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all dividends and capital gain distributions. The Fund may invest in many securities not included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Fund are subject to change.

Shares of the separate AMT Funds are sold only through the currently effective prospectuses and are not available to the general public. Shares of this Fund may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2009 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2009 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/09 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During the Period* 1/1/09–6/30/09
Class I	$1,000.00	$1,076.40	$6.02
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,018.99	$5.86

*  Expenses are equal to the annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Growth Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (96.9%)
Aerospace & Defense (1.4%)
5,300	Goodrich Corp.	$264,841
12,100	Precision Castparts	883,663
		1,148,504
Air Freight & Logistics (2.8%)
31,100	C.H. Robinson Worldwide	1,621,865
18,000	Expeditors International	600,120
		2,221,985
Biotechnology (3.4%)
14,500	Alexion Pharmaceuticals	596,240	*È
35,700	Myriad Genetics	1,272,705	*
9,250	Myriad Pharmaceuticals	43,013	*
22,700	Vertex Pharmaceuticals	809,028	*
		2,720,986
Capital Markets (4.4%)
10,100	Affiliated Managers Group	587,719	*
4,550	BlackRock, Inc.	798,161
41,700	Lazard Ltd.	1,122,564
19,800	Northern Trust	1,062,864
		3,571,308
Chemicals (2.8%)
33,800	Airgas, Inc.	1,369,914
22,700	Ecolab Inc.	885,073
		2,254,987
Commercial Banks (0.6%)
18,300	Signature Bank	496,296	*
Commercial Services & Supplies (4.0%)
43,400	Iron Mountain	1,247,750	*
28,900	Stericycle, Inc.	1,489,217	*
17,400	Waste Connections	450,834	*
		3,187,801
Communications Equipment (2.1%)
57,900	Brocade Communications	452,778	*
38,600	Juniper Networks	910,960	*
12,500	Starent Networks	305,125	*È
		1,668,863
Construction & Engineering (1.1%)
21,200	Jacobs Engineering Group	892,308	*

NUMBER OF SHARES		VALUE†
Diversified Consumer Services (2.6%)
17,400	DeVry, Inc.	$870,696
5,400	Strayer Education	1,177,794
		2,048,490
Diversified Financial Services (1.9%)
7,200	IntercontinentalExchange Inc.	822,528	*
28,900	MSCI Inc.	706,316	*
		1,528,844
Electrical Equipment (1.8%)
31,900	AMETEK, Inc.	1,103,102
7,700	Roper Industries	348,887
		1,451,989
Electronic Equipment, Instruments & Components (3.5%)
14,500	Amphenol Corp.	458,780
32,800	Dolby Laboratories	1,222,784	*
26,000	National Instruments	586,560
28,000	Trimble Navigation	549,640	*
		2,817,764
Energy Equipment & Services (2.5%)
19,900	CARBO Ceramics	680,580
8,850	Core Laboratories N.V.	771,278
19,300	Noble Corp.	583,825
		2,035,683
Food & Staples Retailing (1.7%)
31,300	Shoppers Drug Mart	1,345,215	È
Food Products (1.3%)
17,400	Ralcorp Holdings	1,060,008	*
Health Care Equipment & Supplies (3.8%)
10,600	C.R. Bard	789,170
15,900	Gen-Probe	683,382	*
21,300	Masimo Corp.	513,543	*
13,000	NuVasive, Inc.	579,800	*È
28,900	Wright Medical Group	469,914	*
		3,035,809
Health Care Providers & Services (4.2%)
18,000	Express Scripts	1,237,500	*
12,500	HMS Holdings	509,000	*
60,700	VCA Antech	1,620,690	*
		3,367,190

See Notes to Schedule of Investments 6

NUMBER OF SHARES		VALUE†
Health Care Technology (0.9%)
28,900	Allscripts Healthcare Solutions	$458,354	È
15,400	MedAssets Inc.	299,530	*
		757,884
Hotels, Restaurants & Leisure (5.2%)
24,600	Ameristar Casinos	468,138
9,700	Darden Restaurants	319,906
16,462	Marriott International	363,316	È
40,000	Penn National Gaming	1,164,400	*
16,400	Royal Caribbean Cruises	222,056
51,100	WMS Industries	1,610,161	*
		4,147,977
Household Products (1.0%)
15,000	Church & Dwight	814,650
Internet & Catalog Retail (0.4%)
2,900	Priceline.com Inc.	323,495	*È
Internet Software & Services (2.6%)
11,600	Equinix, Inc.	843,784	*
28,900	VistaPrint Ltd.	1,232,585	*
		2,076,369
IT Services (1.0%)
15,900	Cognizant Technology Solutions	424,530	*
22,200	SAIC Inc.	411,810	*
		836,340
Life Science Tools & Services (1.5%)
3,900	AMAG Pharmaceuticals	213,213	*
25,600	Illumina, Inc.	996,864	*
		1,210,077
Machinery (1.8%)
23,200	Danaher Corp.	1,432,368
Media (0.7%)
19,300	McGraw-Hill Cos.	581,123
Metals & Mining (0.9%)
8,200	Allegheny Technologies	286,426
8,200	Freeport-McMoRan Copper & Gold	410,902
		697,328
Multiline Retail (2.0%)
11,100	Dollar Tree	467,310	*
14,000	Kohl's Corp.	598,500	*
26,500	Nordstrom, Inc.	527,085	È
		1,592,895

NUMBER OF SHARES		VALUE†
Oil, Gas & Consumable Fuels (4.6%)
41,700	Concho Resources	$1,196,373	*
7,200	Murphy Oil	391,104
25,100	Range Resources	1,039,391
27,900	Southwestern Energy	1,083,915	*
		3,710,783
Personal Products (0.7%)
17,800	Mead Johnson Nutrition	565,506	*
Pharmaceuticals (0.6%)
35,700	Mylan Laboratories	465,885	*È
Professional Services (3.2%)
12,700	CoStar Group	506,349	*È
16,400	FTI Consulting	831,808	*
24,100	IHS Inc.	1,201,867	*
		2,540,024
Road & Rail (1.1%)
29,400	J.B. Hunt Transport Services	897,582
Semiconductors & Semiconductor Equipment (5.4%)
17,900	Altera Corp.	291,412
16,400	Analog Devices	406,392	È
21,200	Broadcom Corp.	525,548	*
14,000	Lam Research	364,000	*
39,100	Marvell Technology Group	455,124	*
42,400	Microchip Technology	956,120	È
22,200	Silicon Laboratories	842,268	*
20,300	Varian Semiconductor Equipment	486,997	*
		4,327,861
Software (5.0%)
106,200	Activision Blizzard	1,341,306	*
38,900	ANSYS, Inc.	1,212,124	*
9,700	Citrix Systems	309,333	*È
17,400	Macrovision Solutions	379,494	*
10,600	McAfee Inc.	447,214	*
14,500	MICROS Systems	367,140	*
		4,056,611
Specialty Retail (6.7%)
21,700	Bed Bath & Beyond	667,275	*
26,100	Gap Inc.	428,040
13,000	O' Reilly Automotive	495,040	*
35,700	Ross Stores	1,378,020
17,400	Staples, Inc.	350,958
16,400	TJX Cos.	515,944
59,800	Urban Outfitters	1,248,026	*
28,000	Williams-Sonoma	332,360
		5,415,663

See Notes to Schedule of Investments 7

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (1.1%)
27,800	Fastenal Co.	$922,126	È
Wireless Telecommunication Services (4.6%)
53,100	American Tower	1,674,243	*
8,700	Millicom International Cellular	489,462	*
62,700	SBA Communications	1,538,658	*
		3,702,363
	Total Common Stocks (Cost $70,455,905)	77,928,940
Short-Term Investments (7.7%)
1	Neuberger Berman Prime Money Fund Trust Class	1	@
6,081,843	Neuberger Berman Securities Lending Quality Fund, LLC	6,142,661	‡
	Total Short-Term Investments (Cost $6,132,780)	6,142,662
	Total Investments (104.6%) (Cost $76,588,685)	84,071,602	##
	Liabilities, less cash, receivables and other assets [(4.6%)]	(3,678,032)
	Total Net Assets (100.0%)	$80,393,570

See Notes to Schedule of Investments 8

Notes to Schedule of Investments Growth Portfolio
(Unaudited)

†  The value of investments in equity securities by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), investments held by the Fund are carried at "fair value". Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments some of which are discussed above.

  In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

See Notes to Financial Statements 9

Notes to Schedule of Investments Growth Portfolio
(Unaudited) (cont'd)

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs
Common Stock^	$77,928,940	$—	$—
Short-Term Investments	—	6,142,662	—
Total	$77,928,940	$6,142,662	$—

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

##  At June 30, 2009, the cost of investments for U.S. federal income tax purposes was $77,053,532. Gross unrealized appreciation of investments was $12,010,537 and gross unrealized depreciation of investments was $4,992,467, resulting in net unrealized appreciation of $7,018,070, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  During the period ended June 30, 2009, Neuberger Berman Prime Money Fund ("Prime Money") was also managed by Management, the Fund's investment manager, and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements 10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
June 30, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$77,928,940
Affiliated issuers	6,142,662
84,071,602
Dividends and interest receivable	33,210
Receivable for securities sold	2,834,911
Receivable for Fund shares sold	1,002
Receivable for securities lending income (Note A)	7,767
Prepaid expenses and other assets	2,549
Total Assets	86,951,041
Liabilities
Due to custodian	277,958
Payable for collateral on securities loaned (Note A)	6,113,031
Payable for Fund shares redeemed	72,721
Payable to investment manager—net (Notes A & B)	36,617
Payable to administrator (Note B)	19,975
Payable for securities lending fees (Note A)	2,655
Accrued expenses and other payables	34,514
Total Liabilities	6,557,471
Net Assets at value	$80,393,570
Net Assets consist of:
Paid-in capital	$278,150,618
Undistributed net investment income (loss)	(119,849)
Accumulated net realized gains (losses) on investments	(205,120,070)
Net unrealized appreciation (depreciation) in value of investments	7,482,871
Net Assets at value	$80,393,570
Shares Outstanding ($.001 par value; unlimited shares authorized)	6,872,802
Net Asset Value, offering and redemption price per share	$11.70
†Securities on loan, at value:
Unaffiliated issuers	$5,941,180
*Cost of Investments:
Unaffiliated issuers	$70,455,905
Affiliated issuers	6,132,780
Total cost of investments	$76,588,685

See Notes to Financial Statements 11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
For the Six Months Ended June 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$235,369
Interest income—unaffiliated issuers	14
Income from securities loaned—net (Note F)	95,048
Income from investments in affiliated issuers (Note F)	337
Foreign taxes withheld	(2,233)
Total income	$328,535
Expenses:
Investment management fees (Notes A & B)	210,393
Administration fees (Note B)	114,760
Audit fees	20,443
Custodian fees (Note B)	34,125
Insurance expense	2,147
Legal fees	12,342
Shareholder reports	26,360
Trustees' fees and expenses	22,095
Miscellaneous	5,801
Total expenses	448,466
Investment management fees waived (Note A)	(82)
Total net expenses	448,384
Net investment income (loss)	$(119,849)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(8,417,763)
Sales of investment securities of affiliated issuers	94,245
Foreign currency	(4,654)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	13,859,983
Affiliated investment securities	9,882
Foreign currency	6,682
Net gain (loss) on investments	5,548,375
Net increase (decrease) in net assets resulting from operations	$5,428,526

See Notes to Financial Statements 12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GROWTH PORTFOLIO
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(119,849)	$(808,926)
Net realized gain (loss) on investments	(8,328,172)	(3,267,376)
Change in net unrealized appreciation (depreciation) of investments	13,876,547	(64,855,969)
Net increase (decrease) in net assets resulting from operations	5,428,526	(68,932,271)
From Fund Share Transactions (Note D):
Proceeds from shares sold	398,627	1,232,995
Payments for shares redeemed	(7,463,689)	(22,837,977)
Net increase (decrease) from Fund share transactions	(7,065,062)	(21,604,982)
Net Increase (Decrease) in Net Assets	(1,636,536)	(90,537,253)
Net Assets:
Beginning of period	82,030,106	172,567,359
End of period	$80,393,570	$82,030,106
Undistributed net investment income (loss) at end of period	$(119,849)	$—

See Notes to Financial Statements 13

Notes to Financial Statements Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2009 was $44.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of June 30, 2009, the Fund did not have any unrecognized tax benefits.

14

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses and partnership holding adjustments, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  As of December 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$(7,046,675)	$(196,138,899)	$(203,185,574)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, capital loss carryforwards, post October loss deferrals and partnership basis adjustments.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2009	2010
$122,643,722	$70,119,797

  During the year ended December 31, 2008, the Fund utilized capital loss carryforwards of $634,791.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2008, the Fund elected to defer $3,375,380 net capital losses arising between November 1, 2008 and December 31, 2008.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

15

9  Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process that identified a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in the Quality Fund as of June 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2009, the Fund received net income under the securities lending arrangement of approximately $95,048, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2009, "Income from securities loaned — net" consisted of approximately $156,530 in income earned on cash collateral and guaranteed amounts (including approximately $133,278 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $61,482.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. For the six months ended June 30, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2009, management fees waived under this Arrangement amounted to $82 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2009, income earned under this Arrangement amounted to $337 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  Subsequent to the period, on August 10, 2009, the Fund ceased investing in Prime Money. On that date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

16

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14  Derivative instruments: Management has evaluated the requirements of FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), which are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2009, no additional disclosures pursuant to FAS 161 are required at this time.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

  Management has contractually undertaken through December 31, 2012 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2009, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2015 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2009, there was no repayment to

17

Management under this agreement. At June 30, 2009, the Fund had no contingent liability to Management under this agreement.

  Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  During the reporting period, the predecessor of Management, the investment manager of the Fund, and Neuberger, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub- Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2009, the impact of this arrangement was a reduction of expenses of $0.

Note C—Securities Transactions:

  During the six months ended June 30, 2009, there were purchase and sale transactions (excluding short-term securities) of $23,985,959 and $33,265,968, respectively.

  During the six months ended June 30, 2009, brokerage commissions on securities transactions paid to affiliated brokers were as follows: Neuberger received $0.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2009 and for the year ended December 31, 2008 was as follows:

	For the Six Months Ended June 30,	For the Year Ended December 31,
	2009	2008
Shares Sold	36,309	83,656
Shares Redeemed	(709,674)	(1,478,574)
Total	(673,365)	(1,394,918)

18

Note E—Line of Credit:

  At June 30, 2009, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2009. During the six months ended June 30, 2009, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2009	Value June 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	367,842	6,113,928	6,481,769	1	$1	$337
Neuberger Berman Securities Lending Quality Fund, LLC**	10,488,504	43,558,584	47,965,245	6,081,843	6,142,661	133,278
Total					$6,142,662	$133,615

*  Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 10, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Fund's financial statements through this date.

Note H—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)
Net Asset Value, Beginning of Period	$10.87		$19.30	$15.73	$13.79	$12.15	$10.42
Income From Investment Operations:
Net Investment Income (Loss)‡	(.02)		(.10)	(.11)	(.05)	(.07)	(.06)
Net Gains or Losses on Securities (both realized and unrealized)	.85		(8.33)	3.68	1.99	1.71	1.79
Total From Investment Operations	.83		(8.43)	3.57	1.94	1.64	1.73
Net Asset Value, End of Period	$11.70		$10.87	$19.30	$15.73	$13.79	$12.15
Total Return††	7.64	%**	(43.68)%	22.70%	14.07%	13.50%	16.60%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$80.4		$82.0	$172.6	$167.7	$196.5	$208.1
Ratio of Gross Expenses to Average Net Assets#	1.17	%*	1.04%	1.00%	1.00%	1.00%	.96%
Ratio of Net Expenses to Average Net Assets§	1.17	%*	1.04%	.99%	.99%	.99%	.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.31	)%*	(.63)%	(.61)%	(.35)%	(.55)%	(.51)%
Portfolio Turnover Rate	31	%**	63%	48%	40%	53%	83%

See Notes to Financial Highlights 20

Notes to Financial Highlights Growth Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2009	2008	2007	2006	2005	2004
1.17%	1.04%	.99%	.99%	.99%	.94%

*  Annualized.

**  Not annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

22

Report of Votes of Shareholders

A special meeting of shareholders of the Fund was held on March 16, 2009 (the "Shareholder Meeting"). At the Shareholder Meeting, shareholders voted to approve a new management agreement between the Fund and Management and a new sub-advisory agreement with respect to the Fund, between Management and Neuberger. Approval of the Fund's new management and sub-advisory agreements was necessary because the management and sub-advisory agreements with the predecessor to Management and Neuberger, respectively, automatically terminated pursuant to their terms and as required under the 1940 Act upon completion of the Acquisition. Shareholders of the Fund also voted, together as a single class with the shareholders of each Series of the Trust, to approve the election of Trustees to the Board of Trustees.

Proposal 1 — To approve a new management agreement between the Fund and Management

Votes For	Votes Against	Abstentions
6,836,032	289,080	332,983

Proposal 2 — To approve a new sub-advisory agreement with respect to the Fund, between Management and Neuberger

Votes For	Votes Against	Abstentions
6,815,111	326,165	316,819

Proposal 3 — To approve the election of Trustees to the Board of Trustees:

	Votes For	Votes Withheld
Joseph V. Amato	159,364,693	9,010,901
John Cannon	159,377,855	8,997,739
Faith Colish	159,515,204	8,860,390
Robert Conti	159,656,042	8,719,552
Martha C. Goss	159,797,663	8,577,931
C. Anne Harvey	159,572,095	8,803,499
Robert A. Kavesh	159,160,095	9,215,499
Michael M. Knetter	159,829,398	8,546,196
Howard A. Mileaf	159,490,324	8,885,270
George W. Morriss	159,818,569	8,557,025
Edward I. O'Brien	159,319,932	9,055,662
Jack L. Rivkin	159,524,553	8,851,041
Cornelius T. Ryan	159,246,531	9,129,063
Tom D. Seip	159,775,588	8,600,006
Candace L. Straight	159,812,148	8,563,446
Peter P. Trapp	159,318,010	9,057,584

23

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2009

B0733 08/09

Guardian Portfolio Manager's Commentary

As the U.S. equity market began to recover from last year's sharp and, in our opinion, indiscriminate sell-off, the Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio performed extremely well. For the six-month period ended June 30, 2009, the Portfolio substantially outperformed its benchmark, the S&P 500 Index.

At the end of calendar year 2008 and into the first quarter of calendar year 2009, the economic and market environment appeared dire. Consumers and producers were extremely cautious, credit was constrained, spending declined, and producers slashed production in an effort to manage down inventories. Collectively, these actions caused global capacity utilization to plummet.

The stock market bottomed in early March, as it became apparent that some of the hardest hit Financial sector companies were likely to report better-than-expected first quarter results after the vicious downward cycle that had begun in the third quarter of calendar year 2007. Furthermore, businesses that were first to cut production last year, such as semiconductor manufacturers, began to reorder to replenish inventories. As such, within the S&P 500 Index, Information Technology companies led performance, followed by Materials and Consumer Discretionary stocks. In sharp contrast to last fiscal year, four of the 10 sectors of the index closed this six-month period in positive territory.

Most of our performance advantage during this period came from our Energy holdings, with three names in particular — Newfield Exploration, Schlumberger and BG Group — performing extremely well. Financials holdings, including strong performer IntercontinentalExchange (ICE), and Industrials such as Canadian National Railway, were also advantageous. These companies, along with strong performers such as Praxair and Anixter, are among firms that we currently believe can survive, grow and gain market share, and potentially benefit within a changed business and economic environment.

While Anixter, Texas Instruments and Intuit were among our top performers this period, AMT Guardian underperformed the benchmark in Information Technology. The Portfolio underperformed the index in the Consumer Discretionary sector as well. Media company Liberty Global was our poorest performing holding this period. We sold it along with auto parts manufacturer BorgWarner, which was hurt during an extremely turbulent period for automakers. Outside these areas, Waste Management and Republic Services also underperformed, but we retain the positions as they fit the profile for businesses that we believe could potentially benefit in the coming environment.

Against the current market backdrop, we continue to employ our research-driven, valuation sensitive investment strategy. With the near future somewhat uncertain, we are also critically examining capital positions and cash flow characteristics to identify companies whose viability should not be threatened if economic conditions weaken, and that, based on our research, have business characteristics that should allow them to grow in a more stable environment. Recent additions to the Portfolio along these lines include Markel and Yahoo!.

Markel is an industry leading excess and specialty insurance company focused on unique, small, generally uncorrelated risks. Because of the insurance industry's difficulties, we were able to buy Markel at a meaningful discount to what we believe it is worth, with its strong balance sheet, a decrease in underwriting capacity industry-wide, and consensus expectations for a better business environment going forward. Yahoo! has seen significant challenges in the past, stemming from management issues, a decentralized culture, and a number of false starts. We bought the company at what we believe is a dramatic discount to its longer-term prospects, especially in light of a talented, proven new management team, the fact that the firm has no debt, and the potential for a cyclical recovery in ad spending.

Our expectations at this time are somewhat more optimistic than in recent months. In our view, capital markets are exhibiting fewer signs of stress, and activity levels suggest improved liquidity. Consumer spending seems to be healthier than feared, while inventories appear to have been drawn down. The prospect for a modest pick-up in manufacturing to rebuild depleted inventory brings with it the potential for employment levels to stabilize and potentially grow. Meanwhile, governmental efforts aimed at stimulating the economy are beginning to be implemented. Thus, while uncertainties still remain and some segments of the economy pose challenges, we see signs that suggest the worst of the crisis may be behind us, and that more indications of and prospects for a stabilization and eventual recovery may manifest themselves over the next few months.

Our focus on quality, valuation and durability has, thus far in 2009, resulted in both a performance advantage and below-market portfolio risk characteristics. We are heartened by these results, as an indication that investors are beginning to see the potential opportunity that attracted us to many of our portfolio holdings. We believe the strength of the companies in the Portfolio and the strong valuation support for their shares position the Portfolio well to achieve our long-term objectives. As always, we look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti
Portfolio Manager

Guardian Portfolio

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	15.6%
Energy	12.5
Financials	14.7
Health Care	8.6
Industrials	18.9
Information Technology	23.5
Materials	3.5
Utilities	2.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 6/30/2009	1 Year	5 Year	10 Year	Life of Fund*
Guardian Portfolio Class I	11/3/1997	7.71%	(25.60%)	(0.18%)	(0.23%)	4.04%
Guardian Portfolio Class S2	8/2/2002	7.59%	(25.75%)	(0.42%)	(0.39%)	3.89%
S&P 500 Index[3]		3.16%	(26.21%)	(2.24%)	(2.22%)	1.78%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 11/3/1997.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 1.01% and 1.25% for Class I and Class S shares, respectively (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2012.

Please see Endnotes for additional information.

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Neuberger Berman Advisers Management Guardian Portfolio (the "Fund") and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fund. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Funds, including the Fund. Without this arrangement, which is subject to change, the total returns of the Fund may have been less.

2  Performance shown prior to August 2, 2002 for the Class S shares is of the Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBM LLC and includes reinvestment of all dividends and capital gain distributions. The Fund may invest directly in many securities not included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Fund are subject to change.

Shares of the separate AMT Funds are sold only through the currently effective prospectuses and are not available to the general public. Shares of this Fund may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2009 Neuberger Berman Management LLC distributor. All rights reserved.

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2009 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/09 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During the Period* 1/1/09 – 6/30/09	Expense Ratio
Class I	$1,000.00	$1,077.10	$5.61	1.09%
Class S	$1,000.00	$1,075.90	$6.43	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.39	$5.46	1.09%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Schedule of Investments Guardian Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (97.6%)
Automobiles (1.9%)
30,825	Toyota Motor ADR	$2,328,212	È
Biotechnology (4.3%)
82,600	Genzyme Corp.	4,598,342	*
80,000	Medarex, Inc.	668,000	*
		5,266,342
Capital Markets (5.0%)
109,415	Bank of New York Mellon	3,206,954
169,036	Charles Schwab	2,964,891
		6,171,845
Chemicals (3.4%)
59,270	Praxair, Inc.	4,212,319
Commercial Services & Supplies (6.2%)
142,950	Republic Services	3,489,409
146,360	Waste Management	4,121,498
		7,610,907
Diversified Financial Services (1.5%)
16,510	IntercontinentalExchange Inc.	1,886,102	*
Electronic Equipment, Instruments & Components (8.2%)
129,895	Anixter International	4,882,753	*
229,250	National Instruments	5,171,880
		10,054,633
Energy Equipment & Services (3.7%)
84,475	Schlumberger Ltd.	4,570,942
Health Care Providers & Services (1.8%)
85,995	UnitedHealth Group	2,148,155
Industrial Conglomerates (3.6%)
74,560	3M Co.	4,481,056
Insurance (7.8%)
8,700	Markel Corp.	2,450,790	*
220,875	Progressive Corp.	3,337,421	*
145,085	Willis Group Holdings	3,733,037
		9,521,248
Internet Software & Services (3.2%)
251,800	Yahoo! Inc.	3,943,188	*

NUMBER OF SHARES		VALUE†
Life Science Tools & Services (2.4%)
42,300	Millipore Corp.	$2,969,883	*
Machinery (5.1%)
100,690	Danaher Corp.	6,216,601
Media (13.4%)
340,175	Comcast Corp. Class A Special	4,796,467
226,425	Scripps Networks Interactive	6,301,408
15,092	Washington Post	5,315,101
		16,412,976
Multi-Utilities (2.6%)
357,153	National Grid	3,217,044
Oil, Gas & Consumable Fuels (8.4%)
267,445	BG Group PLC	4,479,204
50,575	Cimarex Energy	1,433,296
136,500	Newfield Exploration	4,459,455	*
		10,371,955
Road & Rail (3.5%)
100,275	Canadian National Railway	4,307,814
Semiconductors & Semiconductor Equipment (6.8%)
351,875	Altera Corp.	5,728,525
120,495	Texas Instruments	2,566,544
		8,295,069
Software (4.8%)
209,100	Intuit Inc.	5,888,256	*
	Total Common Stocks (Cost $127,984,934)	119,874,547
Short-Term Investments (3.5%)
2,250,178	Neuberger Berman Prime Money Fund Trust Class	2,250,178	@
2,048,261	Neuberger Berman Securities Lending Quality Fund, LLC	2,068,743	‡
	Total Short-Term Investments (Cost $4,301,119)	4,318,921
	Total Investments (101.1%) (Cost $132,286,053)	124,193,468	##
	Liabilities, less cash, receivables and other assets [(1.1%)]	(1,402,180)
	Total Net Assets (100.0%)	$122,791,288

See Notes to Schedule of Investments 6

Notes to Schedule of Investments Guardian Portfolio
(Unaudited)

†  The value of investments in equity securities by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), investments held by the Fund are carried at "fair value". Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments some of which are discussed above.

  In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

See Notes to Financial Statements 7

Notes to Schedule of Investments Guardian Portfolio
(Unaudited) (cont'd)

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stock^	$119,874,547	$—	$—
Short -Term Investments	—	4,318,921	—
Total	$119,874,547	$4,318,921	$—

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

##  At June 30, 2009, the cost of investments for U.S. federal income tax purposes was $133,321,805. Gross unrealized appreciation of investments was $9,636,088 and gross unrealized depreciation of investments was $18,764,425, resulting in net unrealized depreciation of $9,128,337, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  During the period ended June 30, 2009, Neuberger Berman Prime Money Fund ("Prime Money") was also managed by Management, the Fund's investment manger, and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements 8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
June 30, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$119,874,547
Affiliated issuers	4,318,921
124,193,468
Cash	1
Dividends and interest receivable	239,510
Receivable for Fund shares sold	551,299
Receivable for securities lending income (Note A)	1,864
Total Assets	124,986,142
Liabilities
Payable for collateral on securities loaned (Note A)	2,025,101
Payable for Fund shares redeemed	39,167
Payable to investment manager—net (Notes A & B)	56,050
Payable to administrator—net (Note B)	35,545
Payable for securities lending fees (Note A)	705
Accrued expenses and other payables	38,286
Total Liabilities	2,194,854
Net Assets at value	$122,791,288
Net Assets consist of:
Paid-in capital	$141,148,286
Undistributed net investment income (loss)	1,010,269
Accumulated net realized gains (losses) on investments	(11,274,315)
Net unrealized appreciation (depreciation) in value of investments	(8,092,952)
Net Assets at value	$122,791,288
Net Assets
Class I	$62,617,543
Class S	60,173,745
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	4,669,660
Class S	4,517,848
Net Asset Value, offering and redemption price per share
Class I	$13.41
Class S	13.32
†Securities on loan, at value:
Unaffiliated issuers	$1,985,387
*Cost of Investments:
Unaffiliated issuers	$127,984,934
Affiliated issuers	4,301,119
Total cost of investments	$132,286,053

See Notes to Financial Statements 9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Six Months Ended June 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$872,521
Income from securities loaned—net (Note F)	38,055
Income from investments in affiliated issuers (Note F)	4,885
Foreign taxes withheld	(6,070)
Total income	$909,391
Expenses:
Investment management fees (Notes A & B)	312,523
Administration fees (Note B):
Class I	89,993
Class S	80,474
Distribution fees (Note B):
Class S	67,062
Audit fees	20,443
Custodian fees (Note B)	42,400
Insurance expense	2,014
Legal fees	23,826
Shareholder reports	24,480
Trustees' fees and expenses	22,095
Miscellaneous	5,763
Total expenses	691,073
Expenses reimbursed by administrator (Note B)	(25,979)
Investment management fees waived (Note A)	(1,698)
Total net expenses	663,396
Net investment income (loss)	$245,995
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(4,941,133)
Sales of investment securities of affiliated issuers	4,922
Foreign currency	(6,287)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	13,248,348
Affiliated investment securities	17,802
Foreign currency	2,236
Net gain (loss) on investments	8,325,888
Net increase (decrease) in net assets resulting from operations	$8,571,883

See Notes to Financial Statements 10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$245,995	$889,325
Net realized gain (loss) on investments	(4,942,498)	(6,346,711)
Change in net unrealized appreciation (depreciation) of investments	13,268,386	(60,370,772)
Net increase (decrease) in net assets resulting from operations	8,571,883	(65,828,158)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(546,055)
Class S	—	(299,501)
Net realized gain on investments:
Class I	—	(3,740,998)
Class S	—	(2,289,506)
Total distributions to shareholders	—	(6,876,060)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	3,901,217	16,825,253
Class S	10,318,016	40,133,729
Proceeds from reinvestment of dividends and distributions:
Class I	—	4,287,053
Class S	—	2,589,007
Payments for shares redeemed:
Class I	(12,254,419)	(35,390,290)
Class S	(3,344,908)	(1,813,712)
Net increase (decrease) from Fund share transactions	(1,380,094)	26,631,040
Net Increase (Decrease) in Net Assets	7,191,789	(46,073,178)
Net Assets:
Beginning of period	115,599,499	161,672,677
End of period	$122,791,288	$115,599,499
Undistributed net investment income (loss) at end of period	$1,010,269	$764,274

See Notes to Financial Statements 11

Notes to Financial Statements Guardian Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2009 was $109,747.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of June 30, 2009, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally, accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and capital gain distributions from real estate investment trusts were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Gain		Total
2008	2007	2008	2007	2008	2007
$845,556	$452,765	$6,030,504	$—	$6,876,060	$452,765

  As of December 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$764,274	$—	$(22,080,120)	$(5,613,035)	$(26,928,881)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments, capital loss carryforwards and post October loss deferrals.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016
$2,513,391

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2008, the Fund elected to defer $3,099,644 net capital losses arising between November 1, 2008 and December 31, 2008.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process that identified a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in the Quality Fund as of June 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2009, the Fund received net income under the securities lending arrangement of approximately $38,055, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2009, "Income from securities loaned — net" consisted of approximately $73,653 in income earned on cash collateral and guaranteed amounts (including approximately $68,797 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $35,598.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. For the six months ended June 30, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2009, management fees waived under this Arrangement amounted to $1,698 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2009, income earned under this Arrangement

14

amounted to $4,885 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  Subsequent to the period, on August 10, 2009, the Fund ceased investing in Prime Money. On that date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserve Fund.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14  Derivative instruments: Management has evaluated the requirements of FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), which are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2009, no additional disclosures pursuant to FAS 161 are required at this time.

15  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to

15

this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2009
Class I	1.00%	12/31/12	$—
Class S	1.25%	12/31/12	25,979

(1)  Expense limitation per annum of the respective class' average daily net assets.

  Each respective class has agreed to repay Management through December 31, 2015 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2009, there was no repayment to Management under these agreements. At June 30, 2009, the Fund's Class I shares had no contingent liability to Management under this agreement. At June 30, 2009, the Fund's Class S shares contingent liabilities to Management under this agreement were as follows:

	Expiring in:
	2011	2012	Total
Class S	$10,820	$25,979	$36,799

  Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  During the reporting period, the predecessor of Management, the investment manager of the Fund, and Neuberger, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

16

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub- Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2009, the impact of this arrangement was a reduction of expenses of $0.

Note C—Securities Transactions:

  During the six months ended June 30, 2009, there were purchase and sale transactions (excluding short-term securities) of $16,808,378 and $17,390,656, respectively.

  During the six months ended June 30, 2009, brokerage commissions on securities transactions paid to affiliated brokers were as follows: Neuberger received $0.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2009 and for the year ended December 31, 2008 was as follows:

For the Six Months Ended June 30, 2009

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	311,018	—	(1,024,221)	(713,203)
Class S	857,470	—	(264,756)	592,714

For the Year Ended December 31, 2008

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	941,626	335,976	(2,013,210)	(735,608)
Class S	2,301,202	203,858	(127,244)	2,377,816

Note E—Line of Credit:

At June 30, 2009, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the

17

available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2009. During the six months ended June 30, 2009, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2009	Value June 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	4,338,662	19,711,542	21,800,026	2,250,178	$2,250,178	$4,885
Neuberger Berman Securities Lending Quality Fund, LLC**	24,866,639	12,432,239	35,250,617	2,048,261	2,068,743	68,797
Total					$4,318,921	$73,682

*  Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 7, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Fund's financial statements through this date.

Note H—Unaudited Financial Information

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2009 (Unaudited)		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.45		$21.11	$19.71	$17.50	$16.17	$13.98
Income From Investment Operations:
Net Investment Income (Loss)‡	.03		.12	.11	.05	.12	.04
Net Gains or Losses on Securities (both realized and unrealized)	.93		(7.97)	1.35	2.29	1.24	2.17
Total From Investment Operations	.96		(7.85)	1.46	2.34	1.36	2.21
Less Distributions From:
Net Investment Income	—		(.10)	(.06)	(.13)	(.03)	(.02)
Net Capital Gains	—		(.71)	—	—	—	—
Total Distributions	—		(.81)	(.06)	(.13)	(.03)	(.02)
Net Asset Value, End of Period	$13.41		$12.45	$21.11	$19.71	$17.50	$16.17
Total Return††	7.71	%**	(37.24)%	7.39%	13.38%	8.39%	15.81%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$62.6		$67.0	$129.1	$155.0	$175.3	$177.3
Ratio of Gross Expenses to Average Net Assets#	1.09	%*	1.01%	.99%	.99%	1.00%	.98%
Ratio of Net Expenses to Average Net Assets§	1.09	%*	1.01%	.99%	.99%	1.00%	.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	.50	%*	.65%	.55%	.29%	.71%	.25%
Portfolio Turnover Rate	15	%**	32%	38%	23%	32%	24%

See Notes to Financial Highlights 19

Financial Highlights (cont'd)

Class S

	Six Months Ended June 30,		Year Ended December 31,
	2009 (Unaudited)		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.38		$21.02	$19.67	$17.52	$16.20	$14.02
Income From Investment Operations:
Net Investment Income (Loss)‡	.02		.08	.09	.02	.09	.00
Net Gains or Losses on Securities (both realized and unrealized)	.92		(7.92)	1.32	2.26	1.23	2.18
Total From Investment Operations	.94		(7.84)	1.41	2.28	1.32	2.18
Less Distributions From:
Net Investment Income	—		(.09)	(.06)	(.13)	—	—
Net Capital Gains	—		(.71)	—	—	—	—
Total Distributions	—		(.80)	(.06)	(.13)	—	—
Net Asset Value, End of Period	$13.32		$12.38	$21.02	$19.67	$17.52	$16.20
Total Return††	7.59	%**	(37.36)%	7.14%	13.02%	8.15%	15.55%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$60.2		$48.6	$32.5	$1.5	$0.4	$0.3
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.25%	1.24%	1.25%	1.25%	1.23%
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.25%	1.24%	1.25%	1.24%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	.36	%*	.48%	.42%	.11%	.53%	.03%
Portfolio Turnover Rate	15	%**	32%	38%	23%	32%	24%

See Notes to Financial Highlights 20

Notes to Financial Highlights Guardian Portfolio
(Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2009	2008	2007	2006	2005	2004
Guardian Portfolio Class I	1.10%	1.01%	.99%	.99%	1.00%	.97%
Guardian Portfolio Class S	1.35%	1.27%	1.24%	1.25%	1.26%	1.22%

After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had the Fund not made such reimbursements or Management not undertaken such actions, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2007
Guardian Portfolio Class S	1.24%

‡  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

22

Report of Votes of Shareholders

A special meeting of shareholders of the Fund was held on March 16, 2009 (the "Shareholder Meeting"). At the Shareholder Meeting, shareholders voted to approve a new management agreement between the Fund and Management and a new sub-advisory agreement with respect to the Fund, between Management and Neuberger. Approval of the Fund's new management and sub-advisory agreements was necessary because the management and sub-advisory agreements with the predecessor to Management and Neuberger, respectively, automatically terminated pursuant to their terms and as required under the 1940 Act upon completion of the Acquisition. Shareholders of the Fund also voted, together as a single class with the shareholders of each Series of the Trust, to approve the election of Trustees to the Board of Trustees.

Proposal 1 — To approve a new management agreement between the Fund and Management

Votes For	Votes Against	Abstentions
7,957,359	329,680	461,297

Proposal 2 — To approve a new sub-advisory agreement with respect to the Fund, between Management and Neuberger

Votes For	Votes Against	Abstentions
7,958,760	339,312	450,264

Proposal 3 — To approve the election of Trustees to the Board of Trustees:

	Votes For	Votes Withheld
Joseph V. Amato	159,364,693	9,010,901
John Cannon	159,377,855	8,997,739
Faith Colish	159,515,204	8,860,390
Robert Conti	159,656,042	8,719,552
Martha C. Goss	159,797,663	8,577,931
C. Anne Harvey	159,572,095	8,803,499
Robert A. Kavesh	159,160,095	9,215,499
Michael M. Knetter	159,829,398	8,546,196
Howard A. Mileaf	159,490,324	8,885,270
George W. Morriss	159,818,569	8,557,025
Edward I. O'Brien	159,319,932	9,055,662
Jack L. Rivkin	159,524,553	8,851,041
Cornelius T. Ryan	159,246,531	9,129,063
Tom D. Seip	159,775,588	8,600,006
Candace L. Straight	159,812,148	8,563,446
Peter P. Trapp	159,318,010	9,057,584

23

Neuberger Berman
Advisers Management Trust

International Portfolio

S Class Shares

Semi-Annual Report

June 30, 2009

F0324 08/09

International Portfolio Manager's Commentary

We are pleased to report that, for the six months ended June 30, 2009, the Neuberger Berman Advisers Management Trust (AMT) International Portfolio delivered a positive return and outperformed its benchmark, the MSCI EAFE® Index.

Coming off of an extremely difficult year for world equity markets, nearly every country within the EAFE Index posted a positive return for the first half of 2009. Seven of 10 sectors within the index closed the reporting period in positive territory as well. While our "quality at a reasonable price" philosophy as well as concerns about unresolved economic and market difficulties led us to position the Portfolio somewhat defensively during the period, we believe the strategic decisions we made within this relatively conservative framework fueled our performance advantage over the index.

Energy was our top-performing sector, where both an overweight versus the benchmark and strong stock selection added to relative outperformance. Addax Petroleum, a Canadian company with assets in West Africa and Kurdistan, performed very well. The stock appreciated as Chinese energy company Sinopec made an agreement to buy Addax at a 50%-plus premium. Brazilian oil and gas producer Petroleo Brasileiro was another top performer, benefiting from a strong energy market.

Another positive sector for the Portfolio was Consumer Staples — where companies including Anheuser-Busch InBev and Hengan International, a Chinese disposable paper hygiene products company, were strong contributors. From a sector perspective, we also benefited from our zero allocation to Utilities. We typically avoid Utilities, as it is often difficult for these generally low-growth, capital intensive and highly regulated businesses to deliver superior profits. The Utilities sector — along with Health Care and Telecommunications Services — were the only EAFE sectors to post negative returns during the first half.

While the Portfolio was underweighted in Financials, which was among the EAFE's top-performing sectors, our stock selection was strong. The Portfolio's top performer, DnB NOR, a Norwegian commercial bank geared toward oil, shipping and trade, had underperformed in 2008 on fears about its exposure to the global economy and Eastern Europe. We held the stock based on our positive expectations as the bank has a relatively conservative balance sheet, has made strategic acquisitions, and is domiciled in a relatively stable nation. DnB NOR rebounded this year as, in our view, investors recognized that earlier fears had been overblown and that potential opportunities might not be fully recognized by the market. A rebound in oil prices bolstered performance as well.

Deutsche Boerse was another top performer within Financials. The company operates the Frankfurt stock exchange and an electronic and derivatives exchange. With fees from derivatives and bond settlements proving to be resilient, earnings have come in above expectations and the stock has appreciated strongly. We remain underweighted relative to the index in Financials, but have been adding incrementally to banks we feel have sufficient capital and have adequately provisioned to weather what is likely to continue to be a challenging credit cycle.

On the negative side, the Portfolio was overweighted in the weak Health Care sector during this period, and our Japanese holdings in particular underperformed. Hisamitsu Pharmaceutical was among our poorest performers, as increased competition and destocking (reducing inventories) issues impacted results. Hospital equipment manufacturer Nihon Kohden was another disappointment. This firm's profit growth in recent years had come from strong sales overseas rather than the slow Japanese market, but the strong yen hurt exports during this period. Takeda Pharmaceuticals also disappointed as a diabetes drug produced by the company was delayed. Outside of Japan, Gerresheimer, a German specialty packaging firm supporting the injectables segment of pharmaceuticals, underperformed. Although this is a strong business with high barriers to entry, the stock declined as many pharmaceuticals companies underwent a phase of destocking.

In Industrials, East Japan Railway, a railway operator in the Tokyo region of Japan, was another of our weakest performers this period. Revenues from the consumer and commercial segments of their business have come under pressure from both economic issues in Japan and increased energy costs.

As we look forward, we continue to be fairly cautious on the global economy. While markets have recovered somewhat, we have yet to see any significant change in the fundamentals that would lead us to believe that demand has fully

1

returned. With destocking done and confidence seemingly improving, however, it is possible that we are past the worst. On the other hand, we think that government stimulus packages are already largely priced in, and that any recovery will likely be protracted and muted. In these markets, we continue to remain focused on our "quality at a reasonable price" discipline — seeking high quality, financially strong companies with good organic growth opportunities. This is an approach that has been tested over time, and that we believe will deliver superior returns over the long term.

Sincerely,

Benjamin Segal
Portfolio Manager

2

International Portfolio

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	7.0%
Consumer Staples	15.2
Energy	11.9
Financials	15.2
Health Care	12.9
Industrials	14.2
Information Technology	7.4
Materials	8.1
Telecommunication Services	8.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 6/30/09	1 Year	Life of Fund*
International Portfolio Class S	4/29/2005	10.56%	(35.26%)	(2.84%)
MSCI EAFE® Index[2]		8.42%	(30.96%)	0.57%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 4/29/2005.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 1.61% for Class S shares (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2012.

Please see Endnotes for additional information.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Neuberger Berman Advisers Management International Portfolio (the "Fund") and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fund. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Funds, including the Fund. Without this arrangement, which is subject to change, the total returns of the Fund may have been less.

2  The MSCI EAFE® Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Fund are subject to change.

Shares of the separate AMT Funds are sold only through the currently effective prospectuses and are not available to the general public. Shares of this Fund may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

© 2009 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2009 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/09 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO

Actual	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During the Period* 1/1/09 – 6/30/09
Class S	$1,000.00	$1,105.60	$7.88
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.31	$7.55

*  Expenses are equal to the annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments International Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (90.1%)
Australia (0.8%)
41,600	BHP Billiton ADR	$2,276,768
Belgium (4.2%)
99,367	Anheuser-Busch InBev	3,588,077
112,269	Anheuser-Busch InBev VVPR Strip	472	*
16,422	Colruyt SA	3,745,912
77,560	Fortis VVPR Strip	109	*
43,800	Omega Pharma	1,451,019
161,145	Telenet Group Holding	3,418,059	*
		12,203,648
Brazil (1.2%)
101,843	Petroleo Brasileiro ADR	3,397,482
Canada (5.8%)
110,335	Addax Petroleum	4,679,384	È
55,400	Barrick Gold	1,864,686
103,310	Cameco Corp.	2,650,364
222,883	MacDonald Dettwiler	5,077,934	*
187,340	Talisman Energy	2,691,357
		16,963,725
Chile (0.9%)
74,910	Sociedad Quimica y Minera de Chile ADR, B Shares	2,710,993
China (0.8%)
4,679,100	Bank of China, H Shares	2,227,841
Denmark (1.2%)
64,150	Novo Nordisk Class B	3,468,253
Finland (0.6%)
124,890	Nokia Oyj	1,829,107
France (7.2%)
78,520	Arkema	1,839,534
95,814	Ipsen SA	4,184,264	È
139,627	Ipsos	3,506,174
42,110	Sodexo	2,161,517
106,745	Teleperformance	3,245,020
61,070	Thales SA	2,730,795
66,915	Total SA ADR	3,628,800
		21,296,104

NUMBER OF SHARES		VALUE†
Germany (9.2%)
66,715	Deutsche Boerse	$5,173,715
59,095	Fresenius Medical Care	2,643,725
155,425	GEA Group	2,352,628
139,285	Gerresheimer AG	3,089,208
42,085	Linde AG	3,449,644
66,710	SAP AG	2,681,075
18,990	SMA Solar Technology	1,405,798	È
186,884	Tognum AG	2,453,912
69,113	Wincor Nixdorf	3,866,570
		27,116,275
Hong Kong (1.6%)
55,450	China Mobile ADR	2,776,936
446,825	Hengan International Group	2,075,561
		4,852,497
India (0.8%)
35,025	State Bank of India GDR	2,486,775
Ireland (0.9%)
133,100	DCC PLC	2,744,773
Israel (1.7%)
481,310	Makhteshim-Agan Industries	2,388,180
54,945	Teva Pharmaceutical Industries ADR	2,710,986
		5,099,166
Italy (2.0%)
98,640	Lottomatica SPA	1,899,917
692,135	Milano Assicurazioni	2,296,323
120,323	UBI Banca	1,564,730	*
		5,760,970
Japan (14.0%)
68,800	Alfresa Holdings	3,178,077
89,800	Circle K Sunkus	1,403,839
34,400	East Japan Railway	2,074,677
72,400	Hisamitsu Pharmaceutical	2,254,632
88,300	Hitachi Construction Machinery	1,443,634	È
4,072	Jupiter Telecommunications	3,094,103
412	KDDI Corp.	2,189,692
490	Kenedix Realty Investment	1,698,863
271,500	Nihon Kohden	3,573,592
101,135	Nintendo Co. ADR	3,486,123
108,000	Rohto Pharmaceutical	1,220,865
61,100	Sankyo Co.	3,266,362
49,300	Secom Co.	2,006,083
1,392	Seven Bank	3,654,298
109,300	Sundrug Co.	2,422,334
25,620	Toyota Motor ADR	1,935,079
75,400	Unicharm Petcare	2,258,047
		41,160,300

See Notes to Schedule of Investments 6

NUMBER OF SHARES		VALUE†
Netherlands (7.8%)
99,232	Fugro NV	$4,109,406
122,145	Koninklijke Ahold	1,402,337
61,694	Koninklijke DSM	1,932,603
80,446	Nutreco Holding	3,135,637
131,531	Sligro Food Group	3,453,257	ñ
180,876	TNT NV	3,513,055
222,211	Unilever NV	5,350,820	È
		22,897,115
Norway (1.7%)
317,568	DnB NOR	2,419,980	*
488,734	Prosafe ASA	2,447,413
		4,867,393
Singapore (1.1%)
318,000	United Overseas Bank	3,223,032
Spain (1.9%)
247,363	Telefonica SA ADR	5,593,849
Sweden (0.7%)
116,495	Svenska Handelsbanken	2,200,897	*
Switzerland (4.9%)
4,925	Barry Callebaut	2,685,622
2,515	Givaudan SA	1,540,410	*
123,475	Nestle SA	4,650,128
16,755	Roche Holding	2,277,588
22,579	Sulzer AG	1,429,695
141,720	UBS AG	1,733,431	*
		14,316,874
United Kingdom (19.1%)
69,800	Amdocs Ltd.	1,497,210	*
781,130	Amlin PLC	3,884,259
67,230	ArcelorMittal	2,205,994
8,485	BAE Systems	47,253
331,530	Balfour Beatty	1,685,388
660,520	Barclays PLC	3,075,325
70,820	Cairn Energy	2,728,735	*
142,325	Chemring Group	5,081,121
160,635	Croda International	1,409,916
328,125	Diageo PLC	4,704,628
511,666	Experian Group	3,823,843
242,400	HSBC Holdings	2,053,349
806,524	Informa PLC	2,905,896
1,074,046	RPS Group	3,538,458
356,741	Smith & Nephew	2,638,161
224,890	SSL International	1,916,543
149,675	Tullow Oil	2,308,549
3,986,507	Vodafone Group	7,686,679
118,000	Willis Group Holdings	3,036,140
		56,227,447
	Total Common Stocks (Cost $261,288,721)	264,921,284

NUMBER OF SHARES		VALUE†
Preferred Stocks (1.0%)
Brazil (1.0%)
96,445	Ultrapar Participacoes ADR (Cost $2,714,393)	$3,050,555
Rights (0.0%)
Italy (0.0%)
127,828	UBI Banca (Cost $0)	8,733	*
Warrants (0.0%)
Italy (0.0%)
124,793	UBI Banca (Cost $0)	9,630	*
Short-Term Investments (7.5%)
8,742,978	Neuberger Berman Prime Money Fund Trust Class	8,742,978	@
13,125,988	Neuberger Berman Securities Lending Quality Fund, LLC	13,257,247	‡
	Total Short-Term Investments (Cost $22,000,225)	22,000,225
	Total Investments (98.6%) (Cost $286,003,339)	289,990,427	##
	Cash, receivables and other assets, less liabilities (1.4%)	4,025,347
	Total Net Assets (100.0%)	$294,015,774

See Notes to Schedule of Investments 7

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL PORTFOLIO (UNAUDITED)

Industry	Value†	Percentage of Net Assets
Commercial Banks	$22,924,590	7.8%
Oil, Gas & Consumable Fuels	21,987,378	7.5%
Food Products	18,080,254	6.1%
Chemicals	15,271,280	5.2%
Pharmaceuticals	13,861,956	4.7%
Media	12,751,193	4.3%
Software	12,742,342	4.3%
Wireless Telecommunication Services	12,653,307	4.3%
Food & Staples Retailing	12,427,679	4.2%
Commercial Services & Supplies	9,368,384	3.2%
Insurance	9,216,722	3.1%
Diversified Telecommunication Services	9,011,908	3.1%
Beverages	8,293,177	2.8%
Health Care Equipment & Supplies	8,128,296	2.8%
Aerospace & Defense	7,859,169	2.7%
Energy Equipment & Services	6,556,819	2.2%
Metals & Mining	6,347,448	2.2%
Machinery	5,225,957	1.8%
Diversified Financial Services	5,173,824	1.8%
Hotels, Restaurants & Leisure	4,061,434	1.4%
Computers & Peripherals	3,866,570	1.3%
Electrical Equipment	3,859,710	1.3%
Pharmaceuticals & Biotechnology	3,705,651	1.3%
Air Freight & Logistics	3,513,055	1.2%
Leisure Equipment & Products	3,266,362	1.1%
Health Products & Services	3,178,077	1.1%
Specialty Retail	3,147,848	1.0%
Life Science Tools & Services	3,089,208	1.1%
Industrial Conglomerates	2,744,773	0.9%
Health Care Providers & Services	2,643,725	0.9%
Personal Products	2,075,561	0.7%
Road & Rail	2,074,677	0.7%
Automobiles	1,935,079	0.7%
Communications Equipment	1,829,107	0.6%
Capital Markets	1,733,431	0.6%
Real Estate Investment Trusts	1,698,863	0.6%
Construction & Engineering	1,685,388	0.5%
Other Assets—Net	26,025,572	8.9%
	$294,015,774	100.0%
See Notes to Schedule of Investments 8

Notes to Schedule of Investments International Portfolio
(Unaudited)

†  The value of investments in equity securities by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157") investments held by the Fund are carried at "fair value" on a recurring basis. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments some of which are discussed above.

  In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of Fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate Fair value in accordance with FAS 157.

See Notes to Financial Statements 9

Notes to Schedule of Investments International Portfolio
(Unaudited) (cont'd)

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Description
Common Stock, Preferred Stocks, Rights, and Warrants^	$267,990,202	$—	$—
Short-Term Investments	—	22,000,225	—
Total	$267,990,202	$22,000,225	$—

^  The Schedule of Investments and Summary Schedule of Investments by Industry provide information on the industry categorization and country for the portfolio.

##  At June 30, 2009, the cost of investments for U.S. federal income tax purposes was $296,747,107. Gross unrealized appreciation of investments was $13,655,945 and gross unrealized depreciation of investments was $20,412,625, resulting in net unrealized depreciation of $6,756,680 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  During the period ended June 30, 2009, Neuberger Berman Prime Money Fund ("Prime Money") was also managed by Management, the Fund's investment manager, and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

ñ  These securities have been deemed by the investment manager to be illiquid because of low daily trade volume. At June 30, 2009, these securities amounted to $3,453,257 or 1.2% of net assets.

È  All or a portion of this security is on loan (See Note A of Notes to Financial Statements).

See Notes to Financial Statements 10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL PORTFOLIO
June 30, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$267,990,202
Affiliated issuers	22,000,225
289,990,427
Foreign currency	309,538
Dividends and interest receivable	1,042,731
Receivable for securities sold	16,331,387
Receivable for Fund shares sold	1,711
Receivable for securities lending income (Note A)	42,759
Total Assets	307,718,553
Liabilities
Payable for collateral on securities loaned (Note A)	13,072,112
Payable for securities purchased	160,472
Payable for Fund shares redeemed	55,275
Payable to investment manager—net (Notes A & B)	203,171
Payable to administrator—net (Note B)	137,828
Payable for securities lending fees (Note A)	10,903
Accrued expenses and other payables	63,018
Total Liabilities	13,702,779
Net Assets at value	$294,015,774
Net Assets consist of:
Paid-in capital	$457,763,790
Undistributed net investment income (loss)	13,322,805
Accumulated net realized gains (losses) on investments	(181,039,008)
Net unrealized appreciation (depreciation) in value of investments	3,968,187
Net Assets at value	$294,015,774
Shares Outstanding ($.001 par value; unlimited shares authorized)	36,472,837
Net Asset Value, offering and redemption price per share	$8.06
†Securities on loan, at value:
Unaffiliated issuers	$12,444,072
*Cost of Investments:
Unaffiliated issuers	$264,003,114
Affiliated issuers	22,000,225
Total cost of investments	$286,003,339
Total cost of foreign currency	$310,320

See Notes to Financial Statements 11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL PORTFOLIO
For the Six Months Ended June 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$5,167,932
Interest income—unaffiliated issuers	397
Income from securities loaned—net (Note F)	302,505
Income from investments in affiliated issuers (Note F)	20,380
Foreign taxes withheld	(413,061)
Total income	$5,078,153
Expenses:
Investment management fees (Notes A & B)	1,034,496
Administration fees (Note B)	365,609
Distribution fees (Note B)	304,675
Audit fees	20,443
Custodian fees (Note B)	116,346
Insurance expense	8,198
Legal fees	35,748
Shareholder reports	36,617
Trustees' fees and expenses	22,099
Miscellaneous	31,909
Total expenses	1,976,140
Expenses reimbursed by administrator (Note B)	(131,936)
Investment management fees waived (Note A)	(5,747)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(27)
Total net expenses	1,838,430
Net investment income (loss)	$3,239,723
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(35,865,188)
Sales of investment securities of affiliated issuers	185,136
Foreign currency	(274,550)
Net Increase from payments by affiliates (Note B)	31,690
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	60,677,614
Foreign currency	(27,933)
Net gain (loss) on investments	24,726,769
Net increase (decrease) in net assets resulting from operations	$27,966,492

See Notes to Financial Statements 12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL PORTFOLIO
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,239,723	$13,149,066
Net realized gain (loss) on investments	(35,954,602)	(138,844,494)
Net increase from payments by affiliates (Note B)	31,690	—
Change in net unrealized appreciation (depreciation) of investments	60,649,681	(55,591,931)
Net increase (decrease) in net assets resulting from operations	27,966,492	(181,287,359)
From Fund Share Transactions (Note D):
Proceeds from shares sold	31,276,649	224,924,016
Payments for shares redeemed	(12,161,696)	(450,401,653)
Redemption fees retained	742	6,959
Net increase (decrease) from Fund share transactions	19,115,695	(225,470,678)
Net Increase (Decrease) in Net Assets	47,082,187	(406,758,037)
Net Assets:
Beginning of period	246,933,587	653,691,624
End of period	$294,015,774	$246,933,587
Undistributed net investment income (loss) at end of period	$13,322,805	$10,083,082

See Notes to Financial Statements 13

Notes to Financial Statements International Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: International Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of June 30, 2009, the Fund did not have any unrecognized tax benefits.

14

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on the net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2008	2007	2008	2007	2008	2007
$—	$32,827,380	$—	$15,722,285	$—	$48,549,665

  As of December 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$10,083,032	$(67,250,402)	$(134,547,138)	$(191,714,508)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments, forward contracts mark to market, capital loss carryforwards and post October loss deferrals.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016
$100,624,928

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2008, the Fund elected to defer $33,922,210 net capital losses arising between November 1, 2008 and December 31, 2008.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which

15

includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process to try to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund. The Fund is currently not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in the Quality Fund as of June 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2009, the Fund received net income under the securities lending arrangement of approximately $302,505, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2009, "Income from securities loaned — net" consisted of approximately $393,452 in income earned on cash collateral and amounts received from a principal (including approximately $220,305 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $90,947.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Redemption of fund shares: The Fund charges a redemption fee of 2% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by the Fund as Paid-in capital. For the six months ended June 30, 2009, the Fund received $742 in redemption fees.

12  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. For the six months ended June 30, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on

16

those assets (the "Arrangement"). For the six months ended June 30, 2009, management fees waived under this Arrangement amounted to $5,747 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2009, income earned under this Arrangement amounted to $20,380 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

Subsequent to the period, on August 10, 2009, the Fund ceased investing in Prime Money. On that date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

15  Derivative instruments: Management has evaluated the requirements of FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), which are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund's derivative and hedging activities. While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered "derivative instruments" under FASB Statement of Financial Accounting Standards No. 133. Management has concluded that the Fund did not hold any derivative instruments during the six months ended June 30, 2009 that require additional disclosures pursuant to FAS 161.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

17

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2012 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 2.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.50% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expense at 1.50%. Management may, at its sole discretion, terminate this voluntary reimbursement commitment without notice. For the six months ended June 30, 2009, Management voluntarily reimbursed the fund $131,936. The Fund has agreed to repay Management through December 31, 2015 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management under the contractual Expense Limitation, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2009, there was no repayment to Management under this agreement. At June 30, 2009, the Fund had no contingent liabilities to Management under this agreement.

For the six months ended June 30, 2009, the Fund recorded a capital contribution from Management in the amount of $31,690. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of foreign currency contracts.

Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

 During the reporting period, the predecessor of Management, the investment manager of the Fund, and Neuberger, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

18

The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub- Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2009, the impact of this arrangement was a reduction of expenses of $27.

Note C—Securities Transactions:

  During the six months ended June 30, 2009, there were purchase and sale transactions (excluding short-term securities) of $118,231,263 and $94,759,032, respectively.

  During the six months ended June 30, 2009, brokerage commissions on securities transactions paid to affiliated brokers were as follows: Neuberger received $0.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2009 and for the year ended December 31, 2008 was as follows:

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Shares Sold	4,366,989	22,555,823
Shares Redeemed	(1,751,255)	(36,732,197)
Total	2,615,734	(14,176,374)

Note E—Line of Credit:

  At June 30, 2009, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2009. During the six months ended June 30, 2009, the Fund did not utilize this line of credit.

  At June 30, 2009, the Fund was one of five holders of a single $100,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time.

19

  The Fund had no loans outstanding pursuant to these lines of credit at June 30, 2009. During the six months ended June 30, 2009, the Fund did not utilize these lines of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2009	Value June 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	26,810,816	48,215,081	66,282,919	8,742,978	$8,742,978	$20,380
Neuberger Berman Securities Lending Quality Fund, LLC**	—	102,333,853	89,207,865	13,125,988	13,257,247	220,305
Total					$22,000,225	$240,685

*  Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 11, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Fund's financial statements through this date.

Note H—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

20

Financial Highlights

International Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,			Period from April 29, 2005^ to December 31,
	2009		2008	2007	2006	2005
	(Unaudited)
Net Asset Value, Beginning of Period	$7.29		$13.61	$14.29	$11.68	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.09		.32	.13	.10	.07
Net Gains or Losses on Securities (both realized and unrealized)	.68		(6.64)	.30	2.64	1.67
Total From Investment Operations	.77		(6.32)	.43	2.74	1.74
Less Distributions From:
Net Investment Income	—		—	(.24)	(.03)	(.01)
Net Capital Gains	—		—	(.87)	(.10)	(.06)
Total Distributions	—		—	(1.11)	(.13)	(.07)
Redemption Fees@	.00		.00	.00	.00	.01
Net Asset Value, End of Period	$8.06		$7.29	$13.61	$14.29	$11.68
Total Return††	10.56	%**	(46.44)%	3.21%	23.45%	17.50	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$294.0		$246.9	$653.7	$338.6	$12.6
Ratio of Gross Expenses to Average Net Assets#	1.51	%*	1.53%	1.51%	1.50%	1.51	%*
Ratio of Net Expenses to Average Net Assets‡	1.51	%*	1.53%	1.50%	1.50%	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.66	%*	2.78%	.85%	.75%	.91	%*
Portfolio Turnover Rate	41	%**	149%	43%	39%	29	%**

See Notes to Financial Highlights 21

Notes to Financial Highlights International Portfolio
(Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the six months ended June 30, 2009, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,			Period from April 29, 2005^ to December 31,
2009	2008	2007	2006	2005
1.62%	1.59%	1.53%	1.67%	5.84%

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during the fiscal period.

*  Annualized.

**  Not annualized.

22

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

23

Report of Votes of Shareholders

A special meeting of shareholders of the Fund was held on March 16, 2009 (the "Shareholder Meeting"). At the Shareholder Meeting, shareholders voted to approve a new management agreement between the Fund and Management and a new sub-advisory agreement with respect to the Fund, between Management and Neuberger. Approval of the Fund's new management and sub-advisory agreements was necessary because the management and sub-advisory agreements with the predecessor to Management and Neuberger, respectively, automatically terminated pursuant to their terms and as required under the 1940 Act upon completion of the Acquisition. Shareholders of the Fund also voted, together as a single class with the shareholders of each Series of the Trust, to approve the election of Trustees to the Board of Trustees.

Proposal 1 — To approve a new management agreement between the Fund and Management

Votes For	Votes Against	Abstentions
30,653,462	958,325	1,209,777

Proposal 2 — To approve a new sub-advisory agreement with respect to the Fund, between Management and Neuberger

Votes For	Votes Against	Abstentions
30,574,951	978,139	1,268,474

Proposal 3 — To approve the election of Trustees to the Board of Trustees:

	Votes For	Votes Withheld
Joseph V. Amato	159,364,693	9,010,901
John Cannon	159,377,855	8,997,739
Faith Colish	159,515,204	8,860,390
Robert Conti	159,656,042	8,719,552
Martha C. Goss	159,797,663	8,577,931
C. Anne Harvey	159,572,095	8,803,499
Robert A. Kavesh	159,160,095	9,215,499
Michael M. Knetter	159,829,398	8,546,196
Howard A. Mileaf	159,490,324	8,885,270
George W. Morriss	159,818,569	8,557,025
Edward I. O'Brien	159,319,932	9,055,662
Jack L. Rivkin	159,524,553	8,851,041
Cornelius T. Ryan	159,246,531	9,129,063
Tom D. Seip	159,775,588	8,600,006
Candace L. Straight	159,812,148	8,563,446
Peter P. Trapp	159,318,010	9,057,584

24

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Semi-Annual Report

June 30, 2009

B0374 08/09

Short Duration Bond Portfolio Managers' Commentary

For the six-month period ended June 30, 2009, Neuberger Berman Advisers Management Trust (AMT) Short Duration Bond Portfolio posted a positive return and significantly outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

The fixed income market experienced a significant reversal during the reporting period. Looking back, much of 2008 was characterized by periods of extreme turmoil in the financial markets, as the fallout from the subprime mortgage market spread, economic weakness accelerated and conditions in the financial markets deteriorated. During these periods, investors sought refuge in short-term Treasuries, driving their yields sharply lower and their prices higher. In contrast, prices of non-Treasuries fell sharply as investors sold securities that were perceived to be risky, often regardless of their underlying fundamentals.

Conditions in the financial markets, which had shown some improvement in December 2008, continued to improve in January 2009. While the economic backdrop remained weak, market sentiment brightened markedly as the reporting period progressed. The turning point may have been the Federal Reserve's surprise announcement in March 2009 that it would directly purchase longer-term Treasuries and additional agency securities. Greater transparency regarding the Treasury Department's program to help banks remove toxic mortgage assets from their balance sheets was also well received.

During the six-month reporting period, the Portfolio's outperformance versus its benchmark was due to exposure to non-Treasuries. While these securities generally lagged in 2008, we adhered to our investment discipline and maintained our positions as we felt they were undervalued given the intrinsic value of their future cash flows. This stance was rewarded during the reporting period. In particular, the Portfolio's commercial mortgage-backed securities (CMBS), non-agency adjustable-rate mortgages and corporate bonds generated strong results.

The Portfolio's commercial mortgage-backed securities rallied as the reporting period progressed, supported by the government's proposed expansion of the Term Asset-Backed Securities Loan Facility (TALF). The Portfolio's non-agency residential mortgage-backed securities also saw improved performance, albeit to a lesser extent. Elsewhere, the spreads (yields over Treasuries) on our investment grade corporate bonds narrowed sharply. This was due to a variety of factors, including the unfreezing of the credit markets, better liquidity, less risk aversion and some tentative signs that the government's programs to support the economy were beginning to bear fruit. Within the corporate sector, the Portfolio's financial holdings generated particularly strong results. Somewhat tempering the Portfolio's performance was its asset-backed security exposure.

While U.S. Treasuries experienced a significant sell-off during the reporting period, new issuance in the corporate market has been robust and trading conditions in the secondary market have become more normal as liquidity and overall sentiment continue to improve. That said, we believe continued job losses and record wealth destruction suggest that the economy will take time to mend. Massive government stimulus efforts, as well as the Fed's commitment to keep short-term rates low, lead us to anticipate a muted recovery later this year or in early 2010. We believe that any recovery to be slow and uneven, and for the overall economy to exhibit below-potential growth well into 2010.

Sincerely,

Thomas Sontag, Michael Foster and Richard Grau
Portfolio Co-Managers

1

Short Duration Bond Portfolio

RATING DIVERSIFICATION

AAA/Government/Government Agency	63.1%
AA	1.9
A	17.4
BBB	2.5
BB	0.6
B	4.7
CCC	1.5
Short Term	8.3
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 6/30/2009	1 Year	5 Year	10 Year	Life of Fund*
Short Duration Bond Portfolio Class I	9/10/1984	5.14%	(5.87%)	0.32%	2.56%	5.57%
Merrill Lynch 1–3 Year Treasury Index[2]		(0.02%)	4.39%	4.07%	4.59%	6.61%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 9/10/1984.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 0.74% for Class I shares (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2012.

Please see Endnotes for additional information.

2

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Neuberger Berman Advisers Management Short Duration Bond Portfolio (the "Fund") and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fund. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Funds, including the Fund. Without this arrangement, which is subject to change, the total returns of the Fund may have been less.

2  The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBM LLC and include reinvestment of all dividends and capital gain distributions. The Fund may invest in many securities not included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Fund are subject to change.

Shares of the separate AMT Funds are sold only through the currently effective prospectuses and are not available to the general public. Shares of this Fund may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2009 Neuberger Berman Management LLC distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2009 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/09 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During the Period* 1/1/09 – 6/30/09
Class I	$1,000.00	$1,051.40	$3.92
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.98	$3.86

*  Expenses are equal to the annualized expense ratio of .77%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Short Duration Bond Portfolio (Unaudited)

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (14.4%)
$11,500,000	U.S. Treasury Notes, 2.13%, due 1/31/10	$11,614,552
30,975,000	U.S. Treasury Notes, 4.50%, due 11/15/10	32,580,620	ØØ
13,000,000	U.S. Treasury Notes, 4.75%, due 3/31/11	13,856,674
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $57,230,384)	58,051,846
U.S. Government Agency Securities (3.7%)
15,000,000	Fannie Mae, Notes, 1.88%, due 4/20/12 (Cost $15,045,798)	15,060,990
Mortgage-Backed Securities (45.6%)
Adjustable Alt-A Conforming Balance (1.6%)
12,796,858	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.34%, due 7/1/09	6,652,691	µØØ
Adjustable Alt-A Jumbo Balance (1.9%)
12,609,066	Bear Stearns ALT-A Trust, Ser. 2007-1, Class 21A1, 5.66%, due 7/1/09	5,684,052	µ
4,478,232	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1, 5.91%, due 7/1/09	2,134,213	µ
		7,818,265
Adjustable Alt-A Mixed Balance (4.9%)
7,999,977	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.50%, due 7/1/09	4,079,347	µ
8,642,342	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.41%, due 7/1/09	3,905,807	µ
13,096,551	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA3, Class A1, 6.29%, due 7/1/09	5,799,161	µ
6,024,166	Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.52%, due 7/1/09	2,616,654	µ
3,631,694	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.59%, due 7/1/09	2,200,137	µ
2,431,700	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 5.94%, due 7/1/09	1,261,526	µ
		19,862,632
Adjustable Alt-B Mixed Balance (0.3%)
2,046,299	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.81%, due 7/1/09	1,124,420	µ
Adjustable Conforming Balance (1.2%)
3,770,627	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.38%, due 7/1/09	2,820,947	µØØ
3,499,933	IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1, 5.47%, due 7/1/09	1,833,745	µ
		4,654,692
Adjustable Jumbo Balance (6.1%)
1,605,756	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.31%, due 7/1/09	1,049,335	µØØ
4,196,420	Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.67%, due 7/1/09	2,255,516	µ
7,479,386	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.31%, due 7/1/09	3,759,280	µØØ
5,946,506	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 5.89%, due 7/1/09	3,103,446	µ
4,421,003	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 4.21%, due 7/1/09	3,807,844	µ
18,000,000	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 4.99%, due 10/25/35	10,691,906	ØØ
		24,667,327

See Notes to Schedule of Investments 5

PRINCIPAL AMOUNT		VALUE†
Adjustable Mixed Balance (4.8%)
$3,716,180	Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.64%, due 7/1/09	$2,091,672	µ
2,901,116	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.83%, due 7/1/09	1,344,188	µ
3,303,986	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 4.61%, due 7/1/09	1,488,297	µ
4,232,302	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 5.78%, due 7/1/09	1,938,510	µ
3,247,729	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 4.01%, due 7/1/09	2,473,767	µ
3,977,296	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 7/1/09	3,132,726	µ
4,696,215	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.59%, due 7/1/09	3,061,084	µ
856,547	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.07%, due 7/1/09	389,070	µ
7,992,144	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR3, Class 2A1A, 6.37%, due 7/1/09	3,372,646	µØØ
		19,291,960
Commercial Mortgage-Backed (21.5%)
6,320,668	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A1, 5.69%, due 7/10/44	6,394,381	ØØ
2,860,730	Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A1, 5.00%, due 9/10/47	2,882,937	ØØ
6,788,006	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2006-PW14, Class A1, 5.04%, due 12/11/38	6,829,998	ØØ
6,609,449	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A1, 5.10%, due 9/15/40	6,633,192	ØØ
5,726,661	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	5,774,852	ØØ
6,900,000	GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2, 4.85%, due 7/10/45	6,763,978
1,287,371	GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1, 4.98%, due 11/10/45	1,294,784
2,023,752	Greenwich Capital Commercial Funding Corp., Ser. 2002-C1, Class A3, 4.50%, due 1/11/17	1,972,301	ØØ
3,459,678	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 6.02%, due 7/1/09	3,511,830	µ
335,264	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A1, 4.28%, due 5/15/41	334,241
12,455,768	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44	12,545,383
5,588,170	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A1, 5.65%, due 6/15/49	5,655,770
2,268,417	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/32	2,290,624
7,464,699	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A1, 4.28%, due 8/12/48	7,431,036	ØØ
8,848,302	Morgan Stanley Capital I, Ser. 2005-HQ5, Class A2, 4.81%, due 1/14/42	8,931,687
1,479,094	Morgan Stanley Capital I, Ser. 2005-HQ6, Class A1, 4.65%, due 8/13/42	1,484,745
3,161,892	Morgan Stanley Capital I, Ser. 2006-T21, Class A1, 4.93%, due 10/12/52	3,179,520
3,245,267	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C7, Class A1, 4.24%, due 10/15/35	3,199,898	ñ
		87,111,157
Mortgage-Backed Non-Agency (1.6%)
1,713,299	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	1,899,086	ñØØ
4,080,824	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	3,758,658	ñ
757,574	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	703,355	ñ
		6,361,099
Fannie Mae (0.5%)
1,910,429	Whole Loan, Ser. 2004-W8, Class PT, 10.69%, due 7/1/09	2,037,942	µØØ
Freddie Mac (1.2%)
10,944	Mortgage Participation Certificates, 10.00%, due 4/1/20	12,271
2,634,580	Pass-Through Certificates, 8.00%, due 11/1/26	2,911,715
1,693,594	Pass-Through Certificates, 8.50%, due 10/1/30	1,878,455
		4,802,441
	Total Mortgage-Backed Securities (Cost $257,250,776)	184,384,626

See Notes to Schedule of Investments 6

PRINCIPAL AMOUNT		VALUE†
Corporate Debt Securities (14.6%)
Banks (4.4%)
$9,000,000	Bank of America Corp., Senior Subordinated Unsecured Notes, 7.80%, due 2/15/10	$9,250,542	ØØ
8,450,000	Wells Fargo & Co., Guaranteed FDIC Floating Rate Notes, 0.85%, due 9/15/09	8,527,419	µ
		17,777,961
Diversified Financial Services (9.5%)
8,500,000	Citigroup Funding, Inc., Guaranteed FDIC Floating Rate Notes, Ser. 1, 0.90%, due 9/30/09	8,495,401	µ
3,000,000	Citigroup, Inc., Senior Unsecured Notes, 4.25%, due 7/29/09	3,001,740	ØØ
7,700,000	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 4.25%, due 9/13/10	7,830,346	ØØ
11,800,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 6.88%, due 1/15/11	12,475,054	ØØ
6,500,000	Morgan Stanley, Senior Unsecured Notes, 4.00%, due 1/15/10	6,565,033	ØØ
		38,367,574
Media (0.7%)
2,735,000	British Sky Broadcasting Group PLC, Guaranteed Senior Unsecured Notes, 8.20%, due 7/15/09	2,736,613	ØØ
	Total Corporate Debt Securities (Cost $58,242,844)	58,882,148
Asset-Backed Securities (12.8%)
409,518	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-FM1, Class A2A, 0.35%, due 7/27/09	403,097	µ
4,750,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.44%, due 7/27/09	1,905,653	µ
2,000,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.46%, due 7/27/09	1,106,471	µ
1,753,000	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 0.46%, due 7/27/09	614,496	µ
4,464,669	Capital Auto Receivables Asset Trust, Ser. 2008-2, Class A2B, 1.24%, due 7/15/09	4,469,625	µ
3,506,718	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 0.49%, due 7/27/09	2,414,457	µ
4,000,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.57%, due 7/27/09	1,294,384	µ
4,000,000	Chase Issuance Trust, Ser. 2005-A9, Class A9, 0.34%, due 7/15/09	3,997,304	µ
5,000,000	Chase Issuance Trust, Ser. 2008-A7, Class A7, 0.97%, due 7/15/09	5,003,830	µØØ
4,400,000	Chase Issuance Trust, Ser. 2009-A5, Class A5, 1.11%, due 7/15/09	4,400,000	µ
2,902,004	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 0.49%, due 7/27/09	1,924,237	µ
1,631,833	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 0.49%, due 7/27/09	1,019,676	µ
2,960,459	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 0.49%, due 7/27/09	2,090,513	µ
4,207,329	DaimlerChrysler Auto Trust, Ser. 2008-B, Class A2B, 1.25%, due 7/8/09	4,209,691	µ
5,000,000	Discover Card Master Trust, Ser. 2008-A1, Class A1, 0.87%, due 7/15/09	4,996,908	µØØ
419,531	Fieldstone Mortgage Investment Corp., Ser. 2006-2, Class 2A1, 0.40%, due 7/27/09	414,379	µØØ
1,678,400	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.40%, due 7/27/09	1,011,155	µ
2,042,761	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 1.56%, due 7/13/09	0	ñµ
763,385	Merrill Lynch Mortgage Investors Trust, Ser. 2006-MLN1, Class A2A, 0.38%, due 7/27/09	713,153	µ
858,622	Morgan Stanley Capital I, Inc., Mortgage Pass-Through Certificates, Ser. 2007-HE5, Class A2A, 0.42%, due 7/27/09	733,486	µ
2,956,492	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.54%, due 7/27/09	1,606,099	µ
232,065	Resmae Mortgage Loan Trust, Ser. 2006-1, Class A2A, 0.41%, due 7/27/09	227,892	ñµ
1,475,000	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 0.47%, due 7/27/09	345,522	µ
5,175,000	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.48%, due 7/27/09	2,927,055	µØØ
4,177,528	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 0.40%, due 7/27/09	3,949,852	µØØ
	Total Asset-Backed Securities (Cost $69,148,150)	51,778,935
NUMBER OF SHARES
Short-Term Investments (8.3%)
33,337,577	Neuberger Berman Prime Money Fund Trust Class (Cost $33,337,577)	33,337,577	@
	Total Investments (99.4%) (Cost $490,255,529)	401,496,122	##
	Cash, receivables and other assets, less liabilities (0.6%)	2,602,344
	Total Net Assets (100.0%)	$404,098,466

See Notes to Schedule of Investments 7

Notes to Schedule of Investments Short Duration
Bond Portfolio (Unaudited)

†  The value of investments in securities and financial futures contracts by Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not available, securities are valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), investments held by the Fund are carried at "fair value" on a recurring basis. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments some of which are discussed above.

  In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements 8

Notes to Schedule of Investments Short Duration
Bond Portfolio (Unaudited) (cont'd)

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs§
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$58,051,846	$—
U.S. Government Agency Securities	—	15,060,990	—
Mortgage-Backed Securities^	—	184,384,626	—
Corporate Debt Securities^	—	58,882,148	—
Asset-Backed Securities	—	51,778,935	0
Short -Term Investments	—	33,337,577	—
Total	$—	$401,496,122	$0

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary of the inputs used to value the Fund's derivatives as of June 30, 2009:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial Futures Contracts	$(74,297)	—	—	$(74,297)

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Beginning balance, as of 1/1/09	Accrued discounts/ premiums	Realized gain/loss and change in unrealized appreciation/ depreciation	Net purchases/ sales	Net transfers in and/or out of Level 3	Balance as of 6/30/09	Net change in unrealized appreciation/ depreciation from investments still held as of 6/30/09
Asset-Backed Securities	$5,107	$—	$(5,107)	$—	$—	$0	$(5,107)

##  At June 30, 2009, the cost of investments for U.S. federal income tax purposes was $492,442,607 Gross unrealized appreciation of investments was $3,427,758 and gross unrealized depreciation of investments was $94,374,243, resulting in net unrealized depreciation of $90,946,485 based on cost for U.S. federal income tax purposes.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2009, these securities amounted to $9,788,889 or 2.4% of net assets for the Fund.

See Notes to Financial Statements 9

Notes to Schedule of Investments Short Duration
Bond Portfolio (Unaudited) (cont'd)

ØØ  All or a portion of this security is segregated in connection with obligations for financial futures contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2009.

@  During the period ended June 30, 2009, Neuberger Berman Prime Money Fund ("Prime Money") was also managed by Management, the Fund's investment manager, and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements 10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
June 30, 2009
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$368,158,545
Affiliated issuers	33,337,577
401,496,122
Interest receivable	2,720,098
Receivable for Fund shares sold	291,099
Total Assets	404,507,319
Liabilities
Payable for Fund shares redeemed	122,253
Payable to investment manager—net (Notes A & B)	81,997
Payable to administrator (Note B)	133,311
Payable for variation margin (Note A)	22,422
Accrued expenses and other payables	48,870
Total Liabilities	408,853
Net Assets at value	$404,098,466
Net Assets consist of:
Paid-in capital	$480,523,447
Undistributed net investment income (loss)	35,888,962
Accumulated net realized gains (losses) on investments	(23,480,239)
Net unrealized appreciation (depreciation) in value of investments	(88,833,704)
Net Assets at value	$404,098,466
Shares Outstanding ($.001 par value; unlimited shares authorized)	35,885,710
Net Asset Value, offering and redemption price per share	$11.26
*Cost of Investments:
Unaffiliated issuers	$456,917,952
Affiliated issuers	33,337,577
Total cost of investments	$490,255,529

See Notes to Financial Statements 11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Six Months Ended June 30, 2009
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$10,506,851
Income from investments in affiliated issuers (Note F)	6,389
Total income	$10,513,240
Expenses:
Investment management fees (Notes A & B)	501,532
Administration fees (Note B)	802,451
Audit fees	20,443
Custodian fees (Note B)	76,297
Insurance expense	7,786
Legal fees	55,737
Shareholder reports	57,940
Trustees' fees and expenses	22,101
Miscellaneous	15,244
Total expenses	1,559,531
Investment management fees waived (Note A)	(3,023)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(2,277)
Total net expenses	1,554,231
Net investment income (loss)	$8,959,009
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(10,253,370)
Financial futures contracts	1,667,284
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	21,892,273
Financial futures contracts	(1,452,421)
Net gain (loss) on investments	11,853,766
Net increase (decrease) in net assets resulting from operations	$20,812,775

See Notes to Financial Statements 12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,959,009	$24,673,866
Net realized gain (loss) on investments	(8,586,086)	5,653,830
Change in net unrealized appreciation (depreciation) of investments	20,439,852	(106,589,866)
Net increase (decrease) in net assets resulting from operations	20,812,775	(76,262,170)
Distributions to Shareholders From (Note A):
Net Investment Income	—	(24,383,220)
From Fund Share Transactions (Note D):
Proceeds from shares sold	34,675,191	88,862,576
Proceeds from reinvestment of dividends and distributions	—	24,383,220
Payments for shares redeemed	(96,867,399)	(190,113,580)
Net increase (decrease) from Fund share transactions	(62,192,208)	(76,867,784)
Net Increase (Decrease) in Net Assets	(41,379,433)	(177,513,174)
Net Assets:
Beginning of period	445,477,899	622,991,073
End of period	$404,098,466	$445,477,899
Undistributed net investment income (loss) at end of period	$35,888,962	$26,929,953

See Notes to Financial Statements 13

Notes to Financial Statements Short Duration
Bond Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Short Duration Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2009 was $62,062.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of June 30, 2009, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to

14

differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and the expiration of capital loss carryforwards were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Distributions Paid From:
Ordinary Income		Total
2008	2007	2008	2007
$24,383,220	$15,865,930	$24,383,220	$15,865,930

  As of December 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$26,929,953	$(112,489,421)	$(11,678,288)	$(97,237,756)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, amortization of bond premium, capital loss carryforwards and mark to market on certain futures contracts.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in
2012	2013	2014	2015
$2,710,070	$4,632,986	$3,820,726	$514,506

  During the year ended December 31, 2008, the Fund utilized capital loss carryforwards of $5,807,026.

  At December 31, 2008, capital loss carryforwards of $579,598 expired.

6  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

15

9  Security Lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process to try to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund. The Fund is currently not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in the Quality Fund as of June 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2009, the Fund did not receive net income under the securities lending arrangement.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. For the six months ended June 30, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2009, management fees waived under this Arrangement amounted to $3,023 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2009, income earned under this Arrangement amounted to $6,389 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  Subsequent to the period, on August 10, 2009, the Fund ceased investing in Prime Money. On that date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

12  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the

16

securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

13  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement. At June 30, 2009, the Fund did not own any foreign securities.

14  Derivative instruments: During the period ended June 30, 2009, the Fund's use of derivatives was limited to financial futures contracts. The Fund adopted FASB Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"), effective January 1, 2009.

  Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

  Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

  For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

  During the six months ended June 30, 2009, the Fund entered into financial futures contracts. At June 30, 2009, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized (Depreciation)
September 2009	655 U.S. Treasury Notes, 2 Year	Long	$(74,297)

  At June 30, 2009, the Fund had deposited $1,273,129 in Fannie Mae Whole Loan, 10.69%, due 7/1/09, to cover margin requirements on open financial futures contracts.

17

  The contract amount at period end is indicative of the volume throughout the period.

  At June 30, 2009, the Fund had the following derivatives (not designated as hedging instruments under SFAS No.133), grouped by primary risk exposure:

Liability Derivatives

	Interest Rate Contracts	Total
Futures Contracts(1)	$74,297	$74,297
Total Value	$74,297	$74,297

(1)  Statement of Assets and Liabilities location: Cumulative appreciation (depreciation) of futures contracts is reported in "Financial Futures Contracts" above. Only current day's variation margin, if any, is reported within the Statement of Assets and Liabilities: Payable for variation margin.

  The impact of the use of derivative instruments on the Statement of Operations during the six months ended June 30, 2009, was as follows:

Realized Gain (Loss)(1)

	Interest Rate Contracts	Total
Futures Contracts	$1,667,284	$1,667,284
Total Realized Gain (Loss)	$1,667,284	$1,667,284

Change in Appreciation (Depreciation)(2)

	Interest Rate Contracts	Total
Futures Contracts	$(1,452,421)	$(1,452,421)
Total Change in Appreciation (Depreciation)	$(1,452,421)	$(1,452,421)

(1)  Statement of Operations location: Net realized gain (loss) on financial futures contracts.

(2)  Statement of Operations location: Change in net unrealized appreciation (depreciation) in value of financial futures contracts.

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. As sub-adviser NBFI receives a monthly fee paid by Management. The Fund does not pay a fee directly to NBFI for such services.

18

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

  Management has contractually undertaken through December 31, 2012 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2009, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2015 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2009, there was no repayment to Management under this agreement. At June 30, 2009, the Fund had no contingent liability to Management under this agreement.

  During the reporting period, the predecessor of Management, the investment manager of the Fund and Lehman Brothers Asset Management LLC, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and NBFI continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

  NBFI, sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of NBFI and/or Management.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2009, the impact of this arrangement was a reduction of expenses of $2,277.

19

Note C—Securities Transactions:

  Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts and foreign currency contracts) for the six months ended June 30, 2009 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$24,180,345	$21,350,000	$20,050,700	$75,579,691

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2009 and for the year ended December 31, 2008 was as follows:

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Shares Sold	3,149,607	7,033,514
Shares Issued on Reinvestment of Dividends and Distributions	—	2,105,632
Shares Redeemed	(8,839,785)	(15,489,592)
Total	(5,690,178)	(6,350,446)

Note E—Line of Credit:

  At June 30, 2009, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2009. During the six months ended June 30, 2009, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2009	Value June 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	—	64,391,249	31,053,672	33,337,577	$33,337,577	$6,389

*  Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

20

Note G—Recent Accounting Pronouncement:

  In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 10, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Fund's financial statements through this date.

Note H—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

21

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)
Net Asset Value, Beginning of Period	$10.71		$13.00	$12.76	$12.64	$12.82	$13.20
Income From Investment Operations:
Net Investment Income (Loss)‡	.24		.53	.59	.51	.35	.30
Net Gains or Losses on Securities (both realized and unrealized)	.31		(2.23)	.02	.02	(.17)	(.20)
Total From Investment Operations	.55		(1.70)	.61	.53	.18	.10
Less Distributions From:
Net Investment Income	—		(.59)	(.37)	(.41)	(.36)	(.48)
Net Asset Value, End of Period	$11.26		$10.71	$13.00	$12.76	$12.64	$12.82
Total Return††	5.14	%**	(13.43)%	4.77%	4.20%	1.44%	.78%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$404.1		$445.5	$623.0	$418.7	$341.3	$323.4
Ratio of Gross Expenses to Average Net Assets#	.78	%*	.74%	.73%	.75%	.75%	.73%
Ratio of Net Expenses to Average Net Assets	.77	%*§	.74%	.73%	.75%§	.75%	.73%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.47	%*	4.35%	4.51%	3.97%	2.77%	2.28%
Portfolio Turnover Rate	12	%**	46%	69%	86%	133%	132%

See Notes to Financial Highlights 22

Notes to Financial Highlights Short Duration
Bond Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006 Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After utilization of the Line of Credit (2006) and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, and the Fund had not utilized the Line of Credit the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2009	2008	2007	2006
.78%	—	—	.75%

*  Annualized.

**  Not annualized.

23

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

24

Report of Votes of Shareholders

A special meeting of shareholders of the Fund was held on March 16, 2009 (the "Shareholder Meeting"). At the Shareholder Meeting, shareholders voted to approve a new management agreement between the Fund and Management and a new sub-advisory agreement with respect to the Fund, between Management and NBFI. Approval of the Fund's new management and sub-advisory agreements was necessary because the management and sub-advisory agreements with the predecessor to Management and NBFI, respectively, automatically terminated pursuant to their terms and as required under the 1940 Act upon completion of the Acquisition. Shareholders of the Fund also voted, together as a single class with the shareholders of each Series of the Trust, to approve the election of Trustees to the Board of Trustees.

Proposal 1 — To approve a new management agreement between the Fund and Management

Votes For	Votes Against	Abstentions
33,552,106	1,048,082	1,636,740

Proposal 2 — To approve a new sub-advisory agreement with respect to the Fund, between Management and NBFI

Votes For	Votes Against	Abstentions
33,395,454	1,201,513	1,639,961

Proposal 3 — To approve the election of Trustees to the Board of Trustees:

	Votes For	Votes Withheld
Joseph V. Amato	159,364,693	9,010,901
John Cannon	159,377,855	8,997,739
Faith Colish	159,515,204	8,860,390
Robert Conti	159,656,042	8,719,552
Martha C. Goss	159,797,663	8,577,931
C. Anne Harvey	159,572,095	8,803,499
Robert A. Kavesh	159,160,095	9,215,499
Michael M. Knetter	159,829,398	8,546,196
Howard A. Mileaf	159,490,324	8,885,270
George W. Morriss	159,818,569	8,557,025
Edward I. O'Brien	159,319,932	9,055,662
Jack L. Rivkin	159,524,553	8,851,041
Cornelius T. Ryan	159,246,531	9,129,063
Tom D. Seip	159,775,588	8,600,006
Candace L. Straight	159,812,148	8,563,446
Peter P. Trapp	159,318,010	9,057,584

25

Neuberger Berman
Advisers Management Trust

Mid-Cap Growth Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2009

B0736 08/09

Mid-Cap Growth Portfolio Manager's Commentary

For the six-month period ended June 30, 2009, the Neuberger Berman Advisers Management Trust (AMT) Mid-Cap Growth Portfolio underperformed its benchmark, the Russell Midcap® Growth Index. In contrast to 2008, however, both the Portfolio and the index finished the reporting period in solidly positive territory.

The equity market has appreciated significantly since its lows in March. However, the rally has primarily been led by what we consider the lower-quality area of the market, with the strongest performance coming from stocks that generally do not meet our fundamental criteria. In the past, low-quality rallies have often happened at market inflection points, but have tended not to be sustainable over longer periods of time.

Within the index, all sectors posted positive results, with cyclical areas such as Materials, Energy and Information Technology in the lead and Industrials, Utilities and Consumer Staples showing the weakest results. The Portfolio's strongest sector was Telecom, where strong stock selection within our wireless theme, including tower company SBA Communications, was additive to relative portfolio performance.

With quality growth stocks out of favor this period, some Portfolio holdings disappointed, with our Health Care and Information Technology positions being weakest. While Information Technology was one of the best performing index sectors, it was generally the higher-risk, lower quality companies that drove performance. Results were negative for some of the higher quality software companies that performed well for us last year. Transaction and credit specialist Alliance Data Systems, and communications systems and services firm Harris Corp, were among our poorest performers, and both holdings have been sold. FLIR Systems, a thermal imaging and precision optics firm, was another of our weakest performers and was sold. Technology holding VistaPrint was our top performer. This small business marketing company continues to grow market share in this uncertain economic environment as businesses continue working to cut costs.

In Health Care, holdings including Wright Medical Group, an orthopedic medical device company, Perrigo, an over-the-counter pharmaceuticals company, and Psychiatric Solutions, an in-patient psychiatric facilities operator, negatively impacted performance. We sold our positions in Perrigo and Psychiatric Solutions. On the other hand, VCA Antech, a veterinary testing firm that has become one of our larger positions, performed well. This is a more cyclical Health Care name, and we expect earnings to improve further as the economy continues to improve and consumers once again begin spending monies in this area. With ongoing political risk given the impending health care reform, we continue to focus on firms we think are less susceptible to any downside from, and that may be beneficiaries of, reform.

The Portfolio underperformed the index in the Consumer Discretionary sector, but several names from this area performed extremely well. Gaming company Penn National benefits directly from the trend that Americans have been vacationing closer to home and taking advantage of regional gaming facilities. We have added to gaming positions recently, including Ameristar Casinos, expecting momentum to build as the economy becomes less negative, but consumers remain under some pressure. Another top performer was Ross Stores, an apparel retailer focused on less affluent consumers. In addition to gaming, we have added some leisure and retail companies, including Royal Caribbean and Marriott. We currently believe companies like these offer consumers good value, and should benefit as decisions on where to spend limited travel and entertainment dollars are made. "Retail survivors" is another Consumer Discretionary theme that has developed more recently. We expect companies like Nordstrom, Bed Bath & Beyond, Kohl's and Staples to benefit as the consumer becomes healthier, due to the fact that fewer players are on the competitive landscape after this punishing turn in the economy.

In Financials, we continue to focus on capital-market sensitive names such as asset management firms, owning stocks like BlackRock, a top performer with a great management team, and Lazard, a firm with a strong product line. We also continue to own IntercontinentalExchange, which performed well as the markets improved.

Despite the recent strong performance of lower quality stocks, we continue to believe that, longer term, the market will focus on fundamentals. This was suggested toward the end of June, when our performance remained steady while the market gave back some gains. While we have moved the Portfolio to a slightly less defensive position, we continue to have concerns about economic weakness and the weak position of consumers, expecting sluggish growth rather than a

1

"V"-shaped recovery. As such, we remain focused on high quality growth companies with strong balance sheets and compelling business advantages — those we believe can grow and prosper even in a relatively weak environment. We are currently overweighted versus the benchmark in Industrials, emphasizing companies with good earnings visibility and strong balance sheets. We are underweighted in Information Technology but will likely be adding to this area. We have moved to a market weight in Consumer Discretionary and Health Care. Telecommunications, with an emphasis in wireless, remains an overweight position. We are underweighted in Financials, emphasizing capital-markets related names such as asset managers and market exchanges within the sector. We continue to believe that stock selection will be the key to long-term returns, and that, over time, the market will reward companies that possess the strong fundamentals and quality growth characteristics that we seek.

Sincerely,

Kenneth J. Turek
Portfolio Manager

2

Mid-Cap Growth Portfolio

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	18.2%
Consumer Staples	5.2
Energy	7.2
Financials	7.1
Health Care	14.2
Industrials	19.2
Information Technology	20.0
Materials	4.7
Telecommunication Services	4.2
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 6/30/2009	1 Year	5 Year	10 Year	Life of Fund*
Mid-Cap Growth Portfolio Class I	11/3/1997	7.87%	(30.80%)	1.10%	0.48%	5.17%
Mid-Cap Growth Portfolio Class S2	2/18/2003	7.74%	(31.00%)	0.85%	0.31%	5.02%
Russell Midcap® Growth Index[3]		16.61%	(30.33%)	(0.44%)	0.02%	2.81%
Russell Midcap® Index[3]		9.96%	(30.36%)	(0.11%)	3.15%	4.88%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 11/3/1997.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 0.92% and 1.18% for Class I and Class S shares, respectively (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2012.

Please see Endnotes for additional information.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fund. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Funds, including the Fund. Without this arrangement, which is subject to change, the total returns of the Fund may have been less.

2  Performance shown prior to February 18, 2003 for the Class S shares is that of the Class I shares, which have lower expenses and correspondingly higher returns than the Class S shares.

3  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all dividends and capital gain distributions. The Fund may invest in many securities not included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Fund are subject to change.

Shares of the separate AMT Funds are sold only through the currently effective prospectuses and are not available to the general public. Shares of this Fund may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2009 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2009 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/09 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During the Period* 1/1/09 – 6/30/09	Expense Ratio
Class I	$1,000.00	$1,078.70	$5.15	1.00%
Class S	$1,000.00	$1,077.40	$6.44	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.84	$5.01	1.00%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Mid-Cap Growth Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (100.3%)
Aerospace & Defense (1.4%)
22,200	Goodrich Corp.	$1,109,334	È
50,100	Precision Castparts	3,658,803
		4,768,137
Air Freight & Logistics (2.8%)
111,600	C.H. Robinson Worldwide	5,819,940	È
102,400	Expeditors International	3,414,016
		9,233,956
Biotechnology (3.4%)
60,900	Alexion Pharmaceuticals	2,504,208	*È
148,000	Myriad Genetics	5,276,200	*
37,000	Myriad Pharmaceuticals	172,050	*
93,600	Vertex Pharmaceuticals	3,335,904	*È
		11,288,362
Capital Markets (4.6%)
43,000	Affiliated Managers Group	2,502,170	*
21,000	BlackRock, Inc.	3,683,820
172,200	Lazard Ltd.	4,635,624	È
83,400	Northern Trust	4,476,912
		15,298,526
Chemicals (3.8%)
143,800	Airgas, Inc.	5,828,214
172,200	Ecolab Inc.	6,714,078	È
		12,542,292
Commercial Banks (0.6%)
78,300	Signature Bank	2,123,496	*
Commercial Services & Supplies (4.8%)
50,100	Copart, Inc.	1,736,967	*
185,000	Iron Mountain	5,318,750	*È
133,700	Stericycle, Inc.	6,889,561	*È
73,100	Waste Connections	1,894,021	*
		15,839,299
Communications Equipment (2.1%)
235,000	Brocade Communications	1,837,700	*
156,700	Juniper Networks	3,698,120	*
60,000	Starent Networks	1,464,600	*È
		7,000,420
Construction & Engineering (1.1%)
88,800	Jacobs Engineering Group	3,737,592	*

NUMBER OF SHARES		VALUE†
Diversified Consumer Services (2.6%)
74,000	DeVry, Inc.	$3,702,960	È
23,100	Strayer Education	5,038,341	È
		8,741,301
Diversified Financial Services (1.9%)
30,900	IntercontinentalExchange Inc.	3,530,016	*
113,200	MSCI Inc.	2,766,608	*
		6,296,624
Electrical Equipment (1.8%)
133,700	AMETEK, Inc.	4,623,346
33,000	Roper Industries	1,495,230
		6,118,576
Electronic Equipment, Instruments & Components (3.6%)
59,600	Amphenol Corp.	1,885,744
139,300	Dolby Laboratories	5,193,104	*
108,800	National Instruments	2,454,528
128,400	Trimble Navigation	2,520,492	*
		12,053,868
Energy Equipment & Services (2.6%)
81,900	CARBO Ceramics	2,800,980	È
37,000	Core Laboratories N.V.	3,224,550	È
81,000	Noble Corp.	2,450,250
		8,475,780
Food & Staples Retailing (1.8%)
134,900	Shoppers Drug Mart	5,797,749	È
Food Products (1.4%)
78,300	Ralcorp Holdings	4,770,036	*
Health Care Equipment & Supplies (3.8%)
44,000	C.R. Bard	3,275,800	È
69,600	Gen-Probe	2,991,408	*
91,900	Masimo Corp.	2,215,709	*
52,200	NuVasive, Inc.	2,328,120	*È
117,500	Wright Medical Group	1,910,550	*
		12,721,587
Health Care Providers & Services (3.6%)
82,700	Express Scripts	5,685,625	*
53,500	HMS Holdings	2,178,520	*
158,900	VCA Antech	4,242,630	*
		12,106,775

See Notes to Schedule of Investments 6

NUMBER OF SHARES		VALUE†
Health Care Technology (1.1%)
126,200	Allscripts Healthcare Solutions	$2,001,532	È
88,400	MedAssets Inc.	1,719,380	*
		3,720,912
Hotels, Restaurants & Leisure (5.3%)
104,900	Ameristar Casinos	1,996,247
50,000	Darden Restaurants	1,649,000
69,856	Marriott International	1,541,722	È
174,100	Penn National Gaming	5,068,051	*
69,600	Royal Caribbean Cruises	942,384	È
208,900	WMS Industries	6,582,439	*
		17,779,843
Household Products (1.0%)
63,000	Church & Dwight	3,421,530
Internet & Catalog Retail (0.4%)
11,800	Priceline.com Inc.	1,316,290	*È
Internet Software & Services (2.6%)
48,700	Equinix, Inc.	3,542,438	*
121,900	VistaPrint Ltd.	5,199,035	*È
		8,741,473
IT Services (1.2%)
69,200	Cognizant Technology Solutions	1,847,640	*È
115,000	SAIC Inc.	2,133,250	*
		3,980,890
Life Science Tools & Services (1.7%)
30,000	AMAG Pharmaceuticals	1,640,100	*
106,600	Illumina, Inc.	4,151,004	*È
		5,791,104
Machinery (1.6%)
85,700	Danaher Corp.	5,291,118
Media (0.8%)
82,700	McGraw-Hill Cos.	2,490,097
Metals & Mining (0.9%)
40,000	Allegheny Technologies	1,397,200
32,600	Freeport-McMoRan Copper & Gold	1,633,586
		3,030,786
Multiline Retail (2.0%)
47,300	Dollar Tree	1,991,330	*
59,200	Kohl's Corp.	2,530,800	*
113,200	Nordstrom, Inc.	2,251,548	È
		6,773,678

NUMBER OF SHARES		VALUE†
Oil, Gas & Consumable Fuels (4.7%)
175,600	Concho Resources	$5,037,964	*
30,500	Murphy Oil	1,656,760
105,300	Range Resources	4,360,473
117,500	Southwestern Energy	4,564,875	*
		15,620,072
Personal Products (1.0%)
105,000	Mead Johnson Nutrition	3,335,850	*
Pharmaceuticals (0.6%)
148,000	Mylan Laboratories	1,931,400	*È
Professional Services (3.2%)
54,000	CoStar Group	2,152,980	*È
69,600	FTI Consulting	3,530,112	*
100,300	IHS Inc.	5,001,961	*
		10,685,053
Road & Rail (1.1%)
123,600	J.B. Hunt Transport Services	3,773,508
Semiconductors & Semiconductor Equipment (5.4%)
74,900	Altera Corp.	1,219,372	È
65,300	Analog Devices	1,618,134	È
87,000	Broadcom Corp.	2,156,730	*
60,900	Lam Research	1,583,400	*
165,400	Marvell Technology Group	1,925,256	*
177,100	Microchip Technology	3,993,605	È
92,300	Silicon Laboratories	3,501,862	*
87,000	Varian Semiconductor Equipment	2,087,130	*
		18,085,489
Software (5.1%)
452,700	Activision Blizzard	5,717,601	*
163,800	ANSYS, Inc.	5,104,008	*
39,600	Citrix Systems	1,262,844	*È
74,600	Macrovision Solutions	1,627,026	*
43,500	McAfee Inc.	1,835,265	*È
62,200	MICROS Systems	1,574,904	*
		17,121,648
Specialty Retail (7.2%)
115,500	Bed Bath & Beyond	3,551,625	*
108,800	Gap Inc.	1,784,320
65,000	O' Reilly Automotive	2,475,200	*È
150,400	Ross Stores	5,805,440
73,600	Staples, Inc.	1,484,512	È
67,500	TJX Cos.	2,123,550
248,100	Urban Outfitters	5,177,847	*È
117,500	Williams-Sonoma	1,394,725	È
		23,797,219

See Notes to Schedule of Investments 7

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (1.5%)
121,200	Fastenal Co.	$4,020,204	È
10,000	W.W. Grainger	818,800
		4,839,004
Wireless Telecommunication Services (4.2%)
176,800	American Tower	5,574,504	*
34,800	Millicom International Cellular	1,957,848	*È
261,100	SBA Communications	6,407,394	*
		13,939,746
	Total Common Stocks (Cost $299,491,021)	334,381,086
Short-Term Investments (18.3%)
104,990	Neuberger Berman Prime Money Fund Trust Class	104,990	@
60,243,605	Neuberger Berman Securities Lending Quality Fund, LLC	60,846,041	‡
	Total Short-Term Investments (Cost $60,640,158)	60,951,031
	Total Investments (118.6%) (Cost $360,131,179)	395,332,117	##
	Liabilities, less cash, receivables and other assets [(18.6%)]	(62,007,851)
	Total Net Assets (100.0%)	$333,324,266

See Notes to Schedule of Investments 8

Notes to Schedule of Investments Mid-Cap Growth Portfolio (Unaudited)

†  The value of investments in equity securities by Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), investments held by the Fund are carried at "fair value". Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments some of which are discussed above.

  In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

See Notes to Financial Statements 9

Notes to Schedule of Investments Mid-Cap Growth Portfolio (Unaudited) (cont'd)

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Description
Common Stock^	$334,381,086	$—	$—
Short-Term Investments	—	60,951,031	—
Total	$334,381,086	$60,951,031	$—

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

##  At June 30, 2009, the cost of investments for U.S. federal income tax purposes was $362,592,246. Gross unrealized appreciation of investments was $51,862,842 and gross unrealized depreciation of investments was $19,122,971, resulting in net unrealized appreciation of $32,739,871, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  During the period ended June 30, 2009, Neuberger Berman Prime Money Fund ("Prime Money") was also managed by Management, the Fund's investment manager, and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements 10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID-CAP GROWTH PORTFOLIO
June 30, 2009
Assets
Investments in securities, at value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$334,381,086
Affiliated issuers	60,951,031
395,332,117
Dividends and interest receivable	118,668
Receivable for Fund shares sold	128,032
Receivable for securities lending income (Note A)	47,430
Total Assets	395,626,247
Liabilities
Payable for collateral on securities loaned (Note A)	60,478,461
Payable for Fund shares redeemed	1,477,401
Payable to investment manager—net (Notes A & B)	159,838
Payable to administrator—net (Note B)	96,468
Payable for securities lending fees (Note A)	18,388
Accrued expenses and other payables	71,425
Total Liabilities	62,301,981
Net Assets at value	$333,324,266
Net Assets consist of:
Paid-in capital	$504,473,366
Undistributed net investment income (loss)	(9,072)
Accumulated net realized gains (losses) on investments	(206,340,776)
Net unrealized appreciation (depreciation) in value of investments	35,200,748
Net Assets at value	$333,324,266
Net Assets
Class I	$294,551,417
Class S	38,772,849
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	16,919,835
Class S	2,264,662
Net Asset Value, offering and redemption price per share
Class I	$17.41
Class S	17.12
†Securities on loan, at value:
Unaffiliated issuers	$59,036,660
*Cost of Investments:
Unaffiliated issuers	$299,491,021
Affiliated issuers	60,640,158
Total cost of investments	$360,131,179

See Notes to Financial Statements 11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID-CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,097,701
Interest income—unaffiliated issuers	19
Income from securities loaned—net (Note F)	716,226
Income from investments in affiliated issuers (Note F)	3,511
Foreign taxes withheld	(10,558)
Total income	$1,806,899
Expenses:
Investment management fees (Notes A & B)	960,817
Administration fees (Note B):
Class I	476,921
Class S	54,407
Distribution fees (Note B):
Class S	45,339
Audit fees	20,443
Custodian fees (Note B)	75,997
Insurance expense	11,103
Legal fees	63,052
Shareholder reports	50,516
Trustees' fees and expenses	22,102
Miscellaneous	28,471
Total expenses	1,809,168
Investment management fees waived (Note A)	(1,061)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(12)
Total net expenses	1,808,095
Net investment income (loss)	$(1,196)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(40,104,957)
Sales of investment securities of affiliated issuers	365,115
Foreign currency	1,174
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	66,482,149
Affiliated investment securities	310,873
Foreign currency	(315)
Net gain (loss) on investments	27,054,039
Net increase (decrease) in net assets resulting from operations	$27,052,843

See Notes to Financial Statements 12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID-CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,196)	$(3,404,766)
Net realized gain (loss) on investments	(39,738,668)	(40,318,113)
Change in net unrealized appreciation (depreciation) of investments	66,792,707	(291,958,175)
Net increase (decrease) in net assets resulting from operations	27,052,843	(335,681,054)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	5,741,773	22,276,953
Class S	2,090,393	18,104,007
Payments for shares redeemed:
Class I	(80,810,521)	(191,291,779)
Class S	(4,600,887)	(17,524,090)
Net increase (decrease) from Fund share transactions	(77,579,242)	(168,434,909)
Net Increase (Decrease) in Net Assets	(50,526,399)	(504,115,963)
Net Assets:
Beginning of period	383,850,665	887,966,628
End of period	$333,324,266	$383,850,665
Undistributed net investment income (loss) at end of period	$(9,072)	$(7,876)

See Notes to Financial Statements 13

Notes to Financial Statements Mid-Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1   General: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2   Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3   Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4   Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2009 was $4,513.

5   Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of June 30, 2009, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, return of capital distributions from investment and partnership holding adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  As of December 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$(35,026,342)	$(163,175,601)	$(198,201,943)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments, capital loss carryforwards, and post October loss deferrals.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2009	2010	2011	2016
$1,485,097	$113,423,118	$11,059,422	$21,770,564

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2008, the Fund elected to defer $15,429,524 of net capital losses and $7,876 of foreign currency losses arising between November 1, 2008 and December 31, 2008.

6   Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7   Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8   Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9   Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process that identified a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund.

 Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in the Quality Fund as of June 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2009, the Fund received net income under the securities lending arrangement of approximately $716,226, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2009, "Income from securities loaned — net" consisted of approximately $1,369,270 in income earned on cash collateral and guaranteed amounts (including approximately $1,262,556 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $653,044.

10   Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. For the six months ended June 30, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2009, management fees waived under this Arrangement amounted to $1,061 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2009, income earned under this Arrangement amounted to $3,511 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  Subsequent to the period, on August 10, 2009, the Fund ceased investing in Prime Money. On that date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserve Fund.

12   Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14   Derivative instruments: Management has evaluated the requirements of FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), which are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2009, no additional disclosures pursuant to FAS 161 are required at this time.

15   Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken through December 31, 2012 to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2009, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2015 for fees and expenses foregone and/or their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2009, there was no repayment to Management under these agreements. At June 30, 2009, the Fund's Class I and Class S shares had no contingent liability to Management under these agreements.

  Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  During the reporting period, the predecessor of Management, the investment manager of the Fund, and Neuberger, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub- Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2009, the impact of this arrangement was a reduction of expenses of $12.

Note C—Securities Transactions:

  During the six months ended June 30, 2009 there were purchase and sale transactions (excluding short-term securities) of $114,747,540 and $186,149,221, respectively.

  During the six months ended June 30, 2009, brokerage commissions on securities transactions from affiliated brokers were as follows: Neuberger received $0.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2009 and for the year ended December 31, 2008 was as follows:

	For the Six Months Ended June 30, 2009			For the Year Ended December 31, 2008
	Shares Sold	Shares Redeemed	Total	Shares Sold	Shares Redeemed	Total
Class I	362,974	(4,830,493)	(4,467,519)	986,584	(8,337,898)	(7,351,314)
Class S	131,505	(304,088)	(172,583)	764,631	(778,104)	(13,473)

Note E—Line of Credit:

  At June 30, 2009, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2009. During the six months ended June 30, 2009, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2009	Value June 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	4,810,992	43,326,109	48,032,111	104,990	$104,990	$3,511
Neuberger Berman Securities Lending Quality Fund, LLC **	133,436,828	200,230,419	273,423,642	60,243,605	60,846,041	1,262,556
Total					$60,951,031	$1,266,067

*   Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**   Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 7, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Fund's financial statements through this date.

Note H—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

20

Financial Highlights

Mid-Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2009 (Unaudited)		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.14		$28.50	$23.26	$20.28	$17.83	$15.33
Income From Investment Operations:
Net Investment Income (Loss)‡	.00		(.12)	(.05)	(.02)	(.07)	(.07)
Net Gains or Losses on Securities (both realized and unrealized)	1.27		(12.24)	5.29	3.00	2.52	2.57
Total From Investment Operations	1.27		(12.36)	5.24	2.98	2.45	2.50
Net Asset Value, End of Period	$17.41		$16.14	$28.50	$23.26	$20.28	$17.83
Total Return††	7.87	%**	(43.37)%	22.53%	14.69%	13.74%	16.31%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$294.6		$345.1	$819.0	$668.1	$622.0	$543.3
Ratio of Gross Expenses to Average Net Assets#	1.00	%*	.92%	.88%	.90%	.92%	.92%
Ratio of Net Expenses to Average Net Assets§	1.00	%*	.92%	.88%	.90%	.91%	.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	.03	%*	(.51)%	(.20)%	(.10)%	(.36)%	(.45)%
Portfolio Turnover Rate	32	%**	62%	56%	48%	64%	92%

See Notes to Financial Highlights 21

Financial Highlights (cont'd)

Class S

	Six Months Ended June 30,		Year Ended December 31,
	2009 (Unaudited)		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.89		$28.13	$23.02	$20.11	$17.73	$15.28
Income From Investment Operations:
Net Investment Income (Loss)‡	(.02)		(.17)	(.12)	(.08)	(.11)	(.11)
Net Gains or Losses on Securities (both realized and unrealized)	1.25		(12.07)	5.23	2.99	2.49	2.56
Total From Investment Operations	1.23		(12.24)	5.11	2.91	2.38	2.45
Net Asset Value, End of Period	$17.12		$15.89	$28.13	$23.02	$20.11	$17.73
Total Return††	7.74	%**	(43.51)%	22.20%	14.47%	13.42%	16.03%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$38.8		$38.7	$68.9	$35.6	$22.8	$15.0
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.18%	1.14%	1.15%	1.18%	1.17%
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.17%	1.13%	1.15%	1.16%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.23	)%*	(.77)%	(.47)%	(.36)%	(.61)%	(.70)%
Portfolio Turnover Rate	32	%**	62%	56%	48%	64%	92%

See Notes to Financial Highlights 22

Notes to Financial Highlights Mid-Cap Growth Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2009	2008	2007	2006	2005	2004
Mid-Cap Growth Portfolio Class I	1.00%	.92%	.88%	.90%	.92%	.90%
Mid-Cap Growth Portfolio Class S	1.25%	1.17%	1.13%	1.15%	1.17%	1.16%

‡  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

23

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

24

Report of Votes of Shareholders

A special meeting of shareholders of the Fund was held on March 16, 2009 (the "Shareholder Meeting"). At the Shareholder Meeting, shareholders voted to approve a new management agreement between the Fund and Management and a new sub-advisory agreement with respect to the Fund, between Management and Neuberger. Approval of the Fund's new management and sub-advisory agreements was necessary because the management and sub-advisory agreements with the predecessor to Management and Neuberger, respectively, automatically terminated pursuant to their terms and as required under the 1940 Act upon completion of the Acquisition. Shareholders of the Fund also voted, together as a single class with the shareholders of each Series of the Trust, to approve the election of Trustees to the Board of Trustees.

Proposal 1 — To approve a new management agreement between the Fund and Management

Votes For	Votes Against	Abstentions
20,540,523	677,941	782,374

Proposal 2 — To approve a new sub-advisory agreement with respect to the Fund, between Management and Neuberger

Votes For	Votes Against	Abstentions
20,546,514	670,424	783,900

Proposal 3 — To approve the election of Trustees to the Board of Trustees:

	Votes For	Votes Withheld
Joseph V. Amato	159,364,693	9,010,901
John Cannon	159,377,855	8,997,739
Faith Colish	159,515,204	8,860,390
Robert Conti	159,656,042	8,719,552
Martha C. Goss	159,797,663	8,577,931
C. Anne Harvey	159,572,095	8,803,499
Robert A. Kavesh	159,160,095	9,215,499
Michael M. Knetter	159,829,398	8,546,196
Howard A. Mileaf	159,490,324	8,885,270
George W. Morriss	159,818,569	8,557,025
Edward I. O'Brien	159,319,932	9,055,662
Jack L. Rivkin	159,524,553	8,851,041
Cornelius T. Ryan	159,246,531	9,129,063
Tom D. Seip	159,775,588	8,600,006
Candace L. Straight	159,812,148	8,563,446
Peter P. Trapp	159,318,010	9,057,584

25

Neuberger Berman
Advisers Management Trust

Partners Portfolio

I Class Shares

Semi-Annual Report

June 30, 2009

B0737 08/09

Partners Portfolio Manager's Commentary

The strong performance of portfolio holdings in the Energy, Materials and Financials sectors helped the Neuberger Berman Advisers Management Trust (AMT) Partners Portfolio significantly outperform its Russell 1000® Value Index and S&P 500 benchmarks for the six-month period ended June 30, 2009. Industrials, Consumer Discretionary and Consumer Staples sector investments also enhanced relative returns.

Materials sector stocks Teck Cominco, Freeport-McMoRan Copper & Gold and Walter Industries were among the Portfolio's top 10 contributors to total return during the reporting period, as was Consumer Staples holding NBTY. Petroleo Brasileiro, the Brazilian energy giant, and Canadian Natural Resources were the two top contributors in the Energy sector. Morgan Stanley and Goldman Sachs Group led the Portfolio's Financials sector holdings. The Portfolio had modestly negative returns in Health Care and Utilities, but holdings in these sectors outperformed the corresponding Russell 1000 Value Index sector components. Shire and Aetna were our two biggest disappointments in the Health Care sector. Despite the strong collective performance of Financials holdings, four companies, Citigroup and insurers Assurant, MetLife and Berkshire Hathaway, were among the largest 10 detractors from total return.

The negative market trends of calendar year 2008 continued into the first two months of calendar year 2009 before stocks bottomed in early March. At this juncture, investors appeared to have gained confidence that the bold actions of the U.S. Treasury and Federal Reserve had succeeded in stabilizing the financial system and that the frozen credit markets had begun to thaw. Although economic news remained discouraging overall, at least the pace of economic deterioration seemed to be slowing. Better-than-expected first quarter (calendar year 2009) earnings also seemed to provide additional momentum for stocks. Not surprisingly (at least to us) many of the sectors that had sustained the most damage during the market sell-off, most notably cyclical sectors such as Consumer Discretionary, Industrials, Information Technology, Materials and Energy, as well as the beaten down Financials sector, led the market rebound.

In the second half of calendar year 2008, we did not expect issues in the U.S. residential mortgage market to cause a near collapse of the U.S. and global financial system, systemic risk aversion, and subsequently, a sharp and swift global exodus from stocks. However, in our view, the largely indiscriminate sell-off in cyclical stocks made valuations of the very best companies in their respective industries even more compelling. We took this opportunity to upgrade the quality of the Portfolio by adding to positions in what we consider "best of breed" companies and reducing or eliminating positions in companies that did not appear to us financially strong or, competitively, as well positioned in their businesses. We believed that once investors began to look past the recession, the highest quality companies in economically sensitive sectors would excel. We also began nibbling at some regional banks that had issued equity to strengthen their balance sheets and that we believed would return to more normalized profitability in the not too distant future. As evidenced by the Portfolio's excellent relative performance in the reporting period, these strategies have begun to work.

Looking ahead, due to the severity of the global recession and the magnitude of the stock market decline, it is difficult to forecast how long it will take for the economy to get back on a growth path or offer any opinion on the near-term outlook for the equities market. However, based on normalized earnings and the longer term earnings power of the high quality companies in our Portfolio, we believe current valuations are singularly compelling. We believe that, once the stock market convincingly anticipates a broad-based economic recovery, the inherent value of the high quality bargains in the Portfolio have the potential to be recognized.

1

In closing, in recent years, investors have suffered through one of the most severe bear markets in history. Their patience and fortitude have been sorely tested. We believe the worst is over and are beginning to see some light at the end of the tunnel. We are pleased with AMT Partners' strong absolute and relative performance in the six-month reporting period and are confident that we can provide value to shareholders in the years to come.

Sincerely,

S. Basu Mullick
Portfolio Manager

2

Partners Portfolio

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	9.7%
Consumer Staples	7.8
Energy	17.3
Financials	22.0
Health Care	8.7
Industrials	11.6
Information Technology	10.1
Materials	7.9
Telecommunication Services	2.1
Utilities	2.8
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 6/30/2009	1 Year	5 Year	10 Year	Life of Fund*
Partners Portolio Class I	3/22/1994	20.68%	(39.64%)	(1.24%)	(0.60%)	6.23%
Russell 1000® Value Index[2]		(2.87%)	(29.03%)	(2.13%)	(0.15%)	7.05%
S&P 500 Index[2]		3.16%	(26.21%)	(2.24%)	(2.22%)	6.48%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of inception date 3/22/1994.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 0.95% for Class I shares (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2012.

Please see Endnotes for additional information.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fund. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Funds, including the Fund. Without this arrangement, which is subject to change, the total returns of the Fund may have been less.

2  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Fund are subject to change.

Shares of the separate AMT Funds are sold only through the currently effective prospectuses and are not available to the general public. Shares of this Fund may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2009 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2009 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information As of 6/30/09 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST PARTNERS PORTFOLIO

Actual	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During the Period* 1/1/09 – 6/30/09
Class I	$1,000.00	$1,206.80	$5.64
Hypothetical (5% annual return before expenses) **
Class I	$1,000.00	$1,019.69	$5.16

*  Expenses are equal to the annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Partners Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (98.0%)
Aerospace & Defense (1.6%)
10,400	Boeing Co.	$442,000
48,400	L-3 Communications Holdings	3,357,992
		3,799,992
Automobiles (1.5%)
215,000	Harley-Davidson	3,485,150	È
Beverages (2.1%)
132,700	Constellation Brands	1,682,636	*
155,100	Dr. Pepper Snapple Group	3,286,569	*
		4,969,205
Capital Markets (5.8%)
21,200	Goldman Sachs Group	3,125,728
206,400	Invesco Ltd.	3,678,048
122,300	Morgan Stanley	3,486,773
72,700	State Street	3,431,440
		13,721,989
Commercial Banks (2.5%)
28,100	Comerica Inc.	594,315
114,500	Fifth Third Bancorp	812,950
16,300	SunTrust Banks	268,135
172,000	Wells Fargo	4,172,720
		5,848,120
Computers & Peripherals (1.8%)
107,600	Hewlett-Packard	4,158,740
Construction & Engineering (2.5%)
283,400	Chicago Bridge & Iron	3,514,160
128,300	KBR, Inc.	2,365,852
		5,880,012
Consumer Finance (1.3%)
131,100	American Express	3,046,764
Diversified Financial Services (6.9%)
527,300	Bank of America	6,960,360
467,700	Citigroup Inc.	1,389,069	È
116,700	J.P. Morgan Chase	3,980,637
154,900	Moody's Corp.	4,081,615
		16,411,681
Electric Utilities (0.9%)
54,500	FirstEnergy Corp.	2,111,875

NUMBER OF SHARES		VALUE†
Electrical Equipment (1.5%)
226,800	ABB Ltd.	$3,578,904
Energy Equipment & Services (3.0%)
104,200	National Oilwell Varco	3,403,172	*
125,600	Noble Corp.	3,799,400
		7,202,572
Health Care Equipment & Supplies (2.3%)
73,900	Covidien PLC	2,766,816
60,800	Zimmer Holdings	2,590,080	*
		5,356,896
Health Care Providers & Services (3.5%)
133,500	Aetna Inc.	3,344,175
97,100	WellPoint Inc.	4,941,419	*
		8,285,594
Health Care Technology (0.9%)
159,100	IMS Health	2,020,570
Household Durables (0.2%)
700	NVR, Inc.	351,673	*
Household Products (1.9%)
87,100	Energizer Holdings	4,550,104	*
Independent Power Producers & Energy Traders (1.9%)
174,100	NRG Energy	4,519,636	*
Industrial Conglomerates (1.5%)
180,200	McDermott International	3,659,862	*
Insurance (4.2%)
99,900	Assurant, Inc.	2,406,591
1,700	Berkshire Hathaway Class B	4,922,741	*
89,600	MetLife, Inc.	2,688,896
		10,018,228
IT Services (4.4%)
72,100	Affiliated Computer Services	3,202,682	*
195,700	Fidelity National Information Services	3,906,172
118,000	Lender Processing Services	3,276,860
		10,385,714

See Notes to Schedule of Investments 6

NUMBER OF SHARES		VALUE†
Machinery (3.6%)
117,200	Ingersoll-Rand	$2,449,480
79,200	Joy Global	2,829,024
273,600	Terex Corp.	3,302,352	*
		8,580,856
Marine (0.5%)
59,900	Genco Shipping & Trading	1,301,028	È
Media (3.7%)
158,500	Cablevision Systems	3,076,485
187,200	McGraw-Hill Cos.	5,636,592
		8,713,077
Metals & Mining (6.9%)
73,900	Cliffs Natural Resources	1,808,333
78,000	Freeport-McMoRan Copper & Gold	3,908,580
136,200	Sterlite Industries (India) ADR	1,694,328
275,600	Teck Cominco Class B	4,393,064	*
49,400	United States Steel	1,765,556
266,700	Xstrata PLC	2,884,066
		16,453,927
Multiline Retail (3.0%)
136,000	J.C. Penney	3,904,560
278,000	Macy's Inc.	3,269,280
		7,173,840
Oil, Gas & Consumable Fuels (14.8%)
102,800	Canadian Natural Resources	5,395,972
150,200	Denbury Resources	2,212,446	*
45,600	EOG Resources	3,097,152
500	Exxon Mobil	34,955
92,400	Peabody Energy	2,786,784
155,900	Petroleo Brasileiro ADR	6,388,782
139,704	Ship Finance International	1,540,935
116,400	Southwestern Energy	4,522,140	*
85,090	Suncor Energy	2,581,631
147,845	Talisman Energy	2,112,705
54,000	Walter Industries	1,956,960
69,216	XTO Energy	2,639,899
		35,270,361
Personal Products (3.4%)
63,400	Avon Products	1,634,452
232,600	NBTY, Inc.	6,540,712	*
		8,175,164
Pharmaceuticals (2.0%)
114,200	Shire Limited ADR	4,737,016
Real Estate Investment Trusts (0.8%)
41,836	Vornado Realty Trust	1,883,875

NUMBER OF SHARES		VALUE†
Road & Rail (0.2%)
12,300	Norfolk Southern	$463,341
Software (3.7%)
78,700	Check Point Software Technologies	1,847,089	*
123,300	Microsoft Corp.	2,930,841
160,900	Oracle Corp.	3,446,478
42,457	Symantec Corp.	660,631	*
		8,885,039
Specialty Retail (1.2%)
88,400	Best Buy	2,960,516
Wireless Telecommunication Services (2.0%)
96,900	China Mobile ADR	4,852,752
	Total Common Stocks (Cost $254,826,047)	232,814,073
Preferred Stocks (0.2%)
Diversified Financial Services (0.2%)
26,400	Citigroup Inc. (Cost $561,099)	493,152
Short-Term Investments (4.3%)
4,488,052	Neuberger Berman Prime Money Fund Trust Class	4,488,052	@ØØ
5,721,681	Neuberger Berman Securities Lending Quality Fund, LLC	5,778,898	‡
	Total Short-Term Investments (Cost $10,266,950)	10,266,950
	Total Investments (102.5%) (Cost $265,654,096)	243,574,175	##
	Liabilities, less cash, receivables and other assets [(2.5%)]	(5,927,365)
	Total Net Assets (100.0%)	$237,646,810

See Notes to Schedule of Investments 7

Notes to Schedule of Investments Partners Portfolio

(Unaudited)

†  The value of investments in equity securities by Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), investments held by the Fund are carried at "fair value". Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments, some of which are discussed above.

  In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

See Notes to Financial Statements 8

Notes to Schedule of Investments Partners Portfolio

(Unaudited) (cont'd)

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs
Common Stock^	$233,307,225	$—	$—
Short -Term Investments	—	10,266,950	—
Total	$233,307,225	$10,266,950	$—

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

##  At June 30, 2009, the cost of investments for U.S. federal income tax purposes was $270,653,854. Gross unrealized appreciation of investments was $31,959,085 and gross unrealized depreciation of investments was $59,038,764, resulting in net unrealized depreciation of $27,079,679, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund and is segregated in connection with obligations for security lending (see Notes A & F of Notes to Financial Statements).

@  During the period ended June 30, 2009, Neuberger Berman Prime Money Fund ("Prime Money") was also managed by Management, the Fund's investment manager, and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

ØØ  All or a portion of this security is segregated in connection with obligations for security lending.

See Notes to Financial Statements 9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

PARTNERS PORTFOLIO
June 30, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$233,307,225
Affiliated issuers	10,266,950
243,574,175
Cash	1
Dividends and interest receivable	306,622
Receivable for securities sold	1,358,967
Receivable for Fund shares sold	21,239
Receivable for securities lending income (Note A)	12,727
Prepaid expenses and other assets	15,716
Total Assets	245,289,447
Liabilities
Payable for collateral on securities loaned (Note A)	6,141,501
Payable for securities purchased	1,158,472
Payable for Fund shares redeemed	118,133
Payable to investment manager—net (Notes A & B)	109,951
Payable to administrator (Note B)	60,259
Payable for securities lending fees (Note A)	3,617
Accrued expenses and other payables	50,704
Total Liabilities	7,642,637
Net Assets at value	$237,646,810
Net Assets consist of:
Paid-in capital	$298,248,714
Undistributed net investment income (loss)	2,662,714
Accumulated net realized gains (losses) on investments	(41,182,739)
Net unrealized appreciation (depreciation) in value of investments	(22,081,879)
Net Assets at value	$237,646,810
Shares Outstanding ($.001 par value; unlimited shares authorized)	27,705,985
Net Asset Value, offering and redemption price per share	$8.58
†Securities on loan, at value:
Unaffiliated issuers	$5,993,153
*Cost of Investments:
Unaffiliated issuers	$255,387,146
Affiliated issuers	10,266,950
Total cost of investments	$265,654,096

See Notes to Financial Statements 10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

PARTNERS PORTFOLIO
For the Six Months Ended June 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,555,443
Interest income—unaffiliated issuers	195
Income from securities loaned—net (Note F)	154,244
Income from investments in affiliated issuers (Note F)	5,700
Foreign taxes withheld	(15,190)
Total income	$1,700,392
Expenses:
Investment management fees (Notes A & B)	585,320
Administration fees (Note B)	319,279
Audit fees	20,443
Custodian fees (Note B)	54,291
Insurance expense	6,537
Legal fees	39,829
Shareholder reports	41,541
Trustees' fees and expenses	22,099
Miscellaneous	13,882
Total expenses	1,103,221
Investment management fees waived (Note A)	(1,842)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(5)
Total net expenses	1,101,374
Net investment income (loss)	$599,018
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(42,476,501)
Sales of investment securities of affiliated issuers	93,119
Foreign currency	57,984
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	81,122,872
Foreign currency	(6,238)
Net gain (loss) on investments	38,791,236
Net increase (decrease) in net assets resulting from operations	$39,390,254

See Notes to Financial Statements 11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	PARTNERS PORTFOLIO
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$599,018	$2,165,195
Net realized gain (loss) on investments	(42,325,398)	1,808,621
Change in net unrealized appreciation (depreciation) of investments	81,116,634	(260,928,162)
Net increase (decrease) in net assets resulting from operations	39,390,254	(256,954,346)
Distributions to Shareholders From (Note A):
Net Investment Income	—	(2,046,204)
Net realized gain on investments	—	(64,539,060)
Total distributions to shareholders	—	(66,585,264)
From Fund Share Transactions (Note D):
Proceeds from shares sold	15,438,438	63,374,984
Proceeds from reinvestment of dividends and distributions	—	66,585,264
Payments for shares redeemed	(35,061,104)	(115,216,858)
Net increase (decrease) from Fund share transactions	(19,622,666)	14,743,390
Net Increase (Decrease) in Net Assets	19,767,588	(308,796,220)
Net Assets:
Beginning of period	217,879,222	526,675,442
End of period	$237,646,810	$217,879,222
Undistributed net investment income (loss) at end of period	$2,662,714	$2,063,696

See Notes to Financial Statements 12

Notes to Financial Statements Partners Portfolio

(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2009 was $289,241.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of June 30, 2009, the Fund did not have any unrecognized tax benefits.

13

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

			Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2008	2007	2008	2007	2008	2007
$2,583,312	$5,797,070	$64,001,952	$57,741,863	$66,585,264	$63,538,933

  As of December 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,063,696	$9,167,082	$(104,486,074)	$(6,736,862)	$(99,992,158)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments and post October loss deferrals.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2008, the Fund elected to defer $6,736,862 of net capital losses arising between November 1, 2008 and December 31, 2008.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The

14

Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10  Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process that identified a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in the Quality Fund as of June 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2009, the Fund received net income under the securities lending arrangement of approximately $154,244, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2009, "Income from securities loaned — net" consisted of approximately $264,164 in income earned on cash collateral and guaranteed amounts (including approximately $215,366 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $109,920.

11  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. For the six months ended June 30, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2009, management fees waived under this Arrangement amounted to $1,842 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2009, income earned under this Arrangement amounted to $5,700 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  Subsequent to the period, on August 10, 2009, the Fund ceased investing in Prime Money. On that date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserve Fund.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15

13  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14  Derivative instruments: Management has evaluated the requirements of FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), which are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2009, no additional disclosures pursuant to FAS 161 are required at this time.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

  Management has contractually undertaken through December 31, 2012 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2009, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2015 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2009, there was no repayment to Management under this agreement. At June 30, 2009, the Fund had no contingent liability to Management under this agreement.

  Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

16

  During the reporting period, the predecessor of Management, the investment manager of the Fund, and Neuberger, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub- Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2009, the impact of this arrangement was a reduction of expenses of $5.

Note C—Securities Transactions:

  During the six months ended June 30, 2009, there were purchase and sale transactions (excluding short-term securities) of $47,805,023 and $64,314,986, respectively.

  During the six months ended June 30, 2009, brokerage commissions on securities transactions paid to affiliated brokers were as follows: Neuberger received $0.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2009 and for the year ended December 31, 2008 was as follows:

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Shares Sold	1,937,817	3,800,349
Shares Issued on Reinvestment of Dividends and Distributions	—	8,830,937
Shares Redeemed	(4,879,309)	(7,347,792)
Total	(2,941,492)	5,283,494

17

Note E—Line of Credit:

  At June 30, 2009, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2009. During the six months ended June 30, 2009, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2009	Value June 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	6,515,863	35,993,022	38,020,833	4,488,052	$4,488,052	$5,700
Neuberger Berman Securities Lending Quality Fund, LLC**	32,858,620	76,840,674	103,977,613	5,721,681	5,778,898	215,366
Total					$10,266,950	$221,066

*  Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 7, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Fund's financial statements through this date.

Note H—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Partners Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)
Net Asset Value, Beginning of Period	$7.11		$20.76	$21.16	$21.41	$18.32	$15.40
Income From Investment Operations:
Net Investment Income (Loss)‡	.02		.08	.07	.12	.14	.17
Net Gains or Losses on Securities (both realized and unrealized)	1.45		(10.78)	1.95	2.33	3.15	2.75
Total From Investment Operations	1.47		(10.70)	2.02	2.45	3.29	2.92
Less Distributions From:
Net Investment Income	—		(.09)	(.15)	(.16)	(.19)	(.00)
Net Capital Gains	—		(2.86)	(2.27)	(2.54)	(.01)	—
Total Distributions	—		(2.95)	(2.42)	(2.70)	(.20)	(.00)
Net Asset Value, End of Period	$8.58		$7.11	$20.76	$21.16	$21.41	$18.32
Total Return††	20.68	%**	(52.37)%	9.28%	12.24%	18.04%	18.98%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$237.6		$217.9	$526.7	$631.2	$732.0	$589.8
Ratio of Gross Expenses to Average Net Assets#	1.03	%*	.95%	.91%	.91%	.90%	.91%
Ratio of Net Expenses to Average Net Assets§	1.03	%*	.94%	.90%	.91%	.89%	.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	.56	%*	.53%	.33%	.57%	.70%	1.05%
Portfolio Turnover Rate	23	%**	38%	43%	36%	58%	71%

See Notes to Financial Highlights 19

Notes to Financial Highlights Partners Portfolio

(Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After utilization of the Line of Credit (2007) and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, and the Fund had not utilized the Line of Credit the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2009	2008	2007	2006	2005	2004
1.04%	.94%	.90%	.91%	.89%	.90%

*  Annualized.

**  Not annualized.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

21

Report of Votes of Shareholders

A special meeting of shareholders of the Fund was held on March 16, 2009 (the "Shareholder Meeting"). At the Shareholder Meeting, shareholders voted to approve a new management agreement between the Fund and Management and a new sub-advisory agreement with respect to the Fund, between Management and Neuberger. Approval of the Fund's new management and sub-advisory agreements was necessary because the management and sub-advisory agreements with the predecessor to Management and Neuberger, respectively, automatically terminated pursuant to their terms and as required under the 1940 Act upon completion of the Acquisition. Shareholders of the Fund also voted, together as a single class with the shareholders of each Series of the Trust, to approve the election of Trustees to the Board of Trustees.

Proposal 1 — To approve a new management agreement between the Fund and Management

Votes For	Votes Against	Abstentions
23,587,298	1,002,746	1,340,241

Proposal 2 — To approve a new sub-advisory agreement with respect to the Fund, between Management and Neuberger

Votes For	Votes Against	Abstentions
23,613,635	1,023,653	1,292,997

Proposal 3 — To approve the election of Trustees to the Board of Trustees:

	Votes For	Votes Withheld
Joseph V. Amato	159,364,693	9,010,901
John Cannon	159,377,855	8,997,739
Faith Colish	159,515,204	8,860,390
Robert Conti	159,656,042	8,719,552
Martha C. Goss	159,797,663	8,577,931
C. Anne Harvey	159,572,095	8,803,499
Robert A. Kavesh	159,160,095	9,215,499
Michael M. Knetter	159,829,398	8,546,196
Howard A. Mileaf	159,490,324	8,885,270
George W. Morriss	159,818,569	8,557,025
Edward I. O'Brien	159,319,932	9,055,662
Jack L. Rivkin	159,524,553	8,851,041
Cornelius T. Ryan	159,246,531	9,129,063
Tom D. Seip	159,775,588	8,600,006
Candace L. Straight	159,812,148	8,563,446
Peter P. Trapp	159,318,010	9,057,584

22

Neuberger Berman
Advisers Management Trust

Regency Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2009

C0244 08/09

Regency Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) Regency Portfolio significantly outperformed its Russell Midcap® Value Index benchmark in the six-month period ended June 30, 2009, helped by strong stock selection in seven of the nine sectors in which the Portfolio was invested. The particularly strong results of investments in the Energy and Materials sectors had the most favorable impact on portfolio returns relative to the benchmark. While, collectively, the Portfolio's Financials sector holdings posted a modest loss (the only sector finishing in the red), they outperformed the benchmark sector component by a wide margin, enhancing relative returns.

Three Materials sector companies, Teck Cominco, Freeport-McMoRan Copper & Gold and Sterlite Industries, finished among the top 10 contributors to total returns. Energy was represented on that list by Talisman Energy and Denbury Resources. Consumer Staples stock NBTY was another major performance contributor. Although, as mentioned, Financials sector investments outperformed benchmark counterparts, six financial companies, Zions Bancorp, StanCorp Financial Group, W. R. Berkley, Assurant, KeyCorp, and Vornado Realty Trust, were among our bottom 10 performers. Specialty pharmaceuticals company Shire and wine and beer distributor Constellation Brands were also laggards for the reporting period.

After a difficult first two months of 2009, equities bottomed in early March as investors seemed encouraged by indications that the U.S. Treasury and Federal Reserve had succeeded in stabilizing the financial system and that frozen credit markets were beginning to thaw. Although economic news remained discouraging, it appeared that at least the pace of economic deterioration might be slowing. Slightly better-than-anticipated first quarter calendar year 2009 earnings also led to improved investor sentiment.

Last year's sharp sell-off in cyclical sectors allowed us to further improve the quality of the Portfolio by adding to positions in what we currently believe are the financially strongest and best positioned companies in their respective businesses and reducing or eliminating positions in companies whose long-term prospects were not quite as bright. We believe that the severely beaten down, but still "best of breed" companies we purchased would excel once the market began anticipating an economic recovery. In addition, we began nibbling at regional banks that had recapitalized by issuing equity to reinforce their balance sheets. We believe these banks are now on firm financial footing and are likely to return to normalized levels of profitability in the not too distant future. We also saw opportunity in some of the severely depressed life insurers. As evidenced by the Portfolio's strong relative performance in the six-month reporting period, these strategies have begun to pay off.

Looking ahead, due to the depth and breadth of the global recession and the nearly unprecedented nature of the stock market decline, it is difficult to forecast the path of the recovery or offer any opinions on the near term outlook for the equities market. However, based on normalized earnings and the longer term earnings power of the high quality companies in our Portfolio, we believe current valuations are singularly attractive. Put more simply, we don't know if we will see a quick and steep V-shaped or a slower U-shaped recovery and we don't know when or how vigorously the stock market will begin to convincingly anticipate a better economic environment. But, if the past is any indication, a recovery is likely and we believe AMT Regency's high quality fundamental bargains will continue to attract favorable investor attention when the stock market begins to fully anticipate a better economic climate.

In closing, in recent years, investors have suffered through one of the most severe bear markets in history. Their patience and fortitude have been sorely tested. We believe the worst is over and are beginning to see some light at the end of the tunnel. We are pleased with AMT Regency's strong absolute and relative performance in the first half of 2009 and are confident that we can provide value to shareholders in the years to come.

Sincerely,

S. Basu Mullick
Portfolio Manager

1

Regency Portfolio

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	13.4%
Consumer Staples	8.5
Energy	11.6
Financials	25.5
Health Care	9.9
Industrials	9.5
Information Technology	7.0
Materials	5.6
Utilities	9.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 6/30/2009	1 Year	5 Year	Life of Fund*
Regency Portfolio Class I	8/22/2001	9.19%	(36.71%)	(2.90%)	1.54%
Regency Portfolio Class S2	4/29/2005	9.00%	(36.86%)	(3.07%)	1.43%
Russell Midcap® Value Index[3]		3.19%	(30.52%)	(0.43%)	3.51%
Russell Midcap® Index[3]		9.96%	(30.36%)	(0.11%)	3.17%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of inception date 8/22/2001.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 0.97% and 1.23% for Class I and Class S shares, respectively (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2012 for Class I shares and through 12/31/2019 for Class S shares.

Please see Endnotes for additional information.

2

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Neuberger Berman Advisers Management Regency Portfolio (the "Fund") and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fund. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Funds, including the Fund. Without this arrangement, which is subject to change, the total returns of the Fund may have been less.

2  Performance shown prior to April 29, 2005 for the Class S shares is that of the Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all dividends and capital gain distributions. The Fund may invest in many securities not included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Fund are subject to change.

Shares of the separate AMT Funds are sold only through the currently effective prospectuses and are not available to the general public. Shares of this Fund may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2009 Neuberger Berman Management LLC distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2009 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information As of 6/30/09 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST REGENCY PORTFOLIO

Actual	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During the Period* 1/1/09 – 6/30/09	Expense Ratio
Class I	$1,000.00	$1,091.90	$5.19	1.00%
Class S	$1,000.00	$1,090.00	$6.48	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.84	$5.01	1.00%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Regency Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (94.5%)
Aerospace & Defense (2.2%)
86,100	Embraer-Empresa Brasileira de Aeronautica ADR	$1,425,816	È
24,500	L-3 Communications Holdings	1,699,810
		3,125,626
Auto Components (1.9%)
44,400	Johnson Controls	964,368	È
94,300	WABCO Holdings	1,669,110
		2,633,478
Automobiles (1.3%)
112,500	Harley-Davidson	1,823,625	È
Beverages (2.3%)
108,900	Constellation Brands	1,380,852	*
86,700	Dr. Pepper Snapple Group	1,837,173	*
		3,218,025
Capital Markets (4.9%)
138,600	Invesco Ltd.	2,469,852
99,200	Jefferies Group	2,115,936	*
80,200	Morgan Stanley	2,286,502
		6,872,290
Commercial Banks (5.1%)
62,100	Comerica Inc.	1,313,415
75,200	Fifth Third Bancorp	533,920
161,173	First Horizon National	1,934,076	*È
221,900	KeyCorp	1,162,756	È
122,600	Regions Financial	495,304	È
38,400	SunTrust Banks	631,680
93,500	Zions Bancorp	1,080,860	È
		7,152,011
Construction & Engineering (1.2%)
136,900	Chicago Bridge & Iron	1,697,560
Diversified Financial Services (1.0%)
53,600	Moody's Corp.	1,412,360
Electric Utilities (5.4%)
86,300	DPL Inc.	1,999,571
15,000	Entergy Corp.	1,162,800
36,700	FirstEnergy Corp.	1,422,125
159,300	NV Energy	1,718,847
38,200	PPL Corp.	1,259,072
		7,562,415

NUMBER OF SHARES		VALUE†
Electronic Equipment, Instruments & Components (2.4%)
55,900	Anixter International	$2,101,281	*
58,500	Avnet, Inc.	1,230,255	*
		3,331,536
Energy Equipment & Services (2.4%)
46,500	National Oilwell Varco	1,518,690	*
38,000	Noble Corp.	1,149,500
17,100	Oceaneering International	772,920	*
		3,441,110
Food Products (1.7%)
71,000	ConAgra, Inc.	1,353,260
21,900	J. M. Smucker	1,065,654
		2,418,914
Health Care Equipment & Supplies (0.7%)
24,900	Covidien PLC	932,256
Health Care Providers & Services (5.2%)
68,300	Aetna Inc.	1,710,915
64,600	AmerisourceBergen Corp.	1,146,004
50,000	CIGNA Corp.	1,204,500	È
65,200	Coventry Health Care	1,219,892	*È
49,900	MEDNAX, Inc.	2,102,287	*
		7,383,598
Health Care Technology (0.8%)
93,600	IMS Health	1,188,720
Household Durables (3.0%)
3,800	NVR, Inc.	1,909,082	*
55,100	Whirlpool Corp.	2,345,056	È
		4,254,138
Household Products (1.5%)
39,600	Energizer Holdings	2,068,704	*
Independent Power Producers & Energy Traders (1.8%)
97,000	NRG Energy	2,518,120	*
Industrial Conglomerates (0.8%)
55,600	McDermott International	1,129,236	*

See Notes to Schedule of Investments 5

NUMBER OF SHARES		VALUE†
Insurance (6.7%)
99,300	Assurant, Inc.	$2,392,137
28,200	Fidelity National Financial Class A	381,546
23,900	PartnerRe Ltd.	1,552,305
75,300	Principal Financial Group	1,418,652
68,700	StanCorp Financial Group	1,970,316
77,000	W. R. Berkley	1,653,190
		9,368,146
IT Services (3.6%)
38,070	Affiliated Computer Services	1,691,069	*
79,300	Fidelity National Information Services	1,582,828
64,400	Lender Processing Services	1,788,388
		5,062,285
Life Science Tools & Services (1.1%)
44,600	Charles River Laboratories International	1,505,250	*
Machinery (4.3%)
79,700	Ingersoll-Rand	1,665,730
22,800	Navistar International	994,080	*
36,400	SPX Corp.	1,782,508
133,600	Terex Corp.	1,612,552	*
		6,054,870
Marine (0.5%)
35,100	Genco Shipping & Trading	762,372	È
Media (3.3%)
100,000	Cablevision Systems	1,941,000
91,700	McGraw-Hill Cos.	2,761,087
		4,702,087
Metals & Mining (5.3%)
53,100	Cliffs Natural Resources	1,299,357
40,400	Freeport-McMoRan Copper & Gold	2,024,444
89,900	Sterlite Industries (India) ADR	1,118,356
187,900	Teck Cominco Class B	2,995,126	*
		7,437,283
Multi-Utilities (1.3%)
147,900	CMS Energy	1,786,632	È
Multiline Retail (3.1%)
86,800	J.C. Penney	2,492,028
161,700	Macy's Inc.	1,901,592
		4,393,620

NUMBER OF SHARES		VALUE†
Oil, Gas & Consumable Fuels (8.5%)
16,100	Apache Corp.	$1,161,615
95,800	Denbury Resources	1,411,134	*
38,000	Noble Energy	2,240,860
64,796	Ship Finance International	714,700	È
53,900	Southwestern Energy	2,094,015	*
162,510	Talisman Energy	2,322,268
57,900	Whiting Petroleum	2,035,764	*
		11,980,356
Personal Products (2.6%)
129,900	NBTY, Inc.	3,652,788	*
Pharmaceuticals (1.5%)
51,400	Shire Limited ADR	2,132,072
Real Estate Investment Trusts (6.5%)
36,500	Alexandria Real Estate Equities	1,306,335	È
91,800	Annaly Capital Management	1,389,852
49,126	Boston Properties	2,343,310	È
107,314	Macerich Co.	1,889,800	È
47,898	Vornado Realty Trust	2,156,847
		9,086,144
Semiconductors & Semiconductor Equipment (0.6%)
60,100	International Rectifier	890,081	*
	Total Common Stocks (Cost $138,307,624)	132,977,708
Short-Term Investments (78.7%)
98,810,217	Neuberger Berman Prime Money Fund Trust Class	98,810,217	@ØØ
11,691,679	Neuberger Berman Securities Lending Quality Fund, LLC	11,808,596	‡
	Total Short-Term Investments (Cost $110,618,813)	110,618,813
	Total Investments (173.2%) (Cost $248,926,437)	243,596,521	##
	Liabilities, less cash, receivables and other assets [(73.2%)]	(102,928,458)
	Total Net Assets (100.0%)	$140,668,063

See Notes to Schedule of Investments 6

Notes to Schedule of Investments Regency Portfolio
(Unaudited)

†  The value of investments in equity securities by Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), investments held by the Fund are carried at "fair value". Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments some of which are discussed above.

  In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

See Notes to Financial Statements 7

Notes to Schedule of Investments Regency Portfolio
(Unaudited) (cont'd)

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs
Common Stock^	$132,977,708	$—	$—
Short -Term Investments	—	110,618,813	—
Total	$132,977,708	$110,618,813	$—

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

##  At June 30, 2009, the cost of investments for U.S. federal income tax purposes was $256,403,708. Gross unrealized appreciation of investments was $13,237,866 and gross unrealized depreciation of investments was $26,045,053, resulting in net unrealized depreciation of $12,807,187, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund and is segregated in connection with obligations for security lending (see Notes A & F of Notes to Financial Statements).

@  During the period ended June 30, 2009, Neuberger Berman Prime Money Fund ("Prime Money") was also managed by Management, the Fund's investment manager, and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

ØØ  All or a portion of this security is segregated in connection with obligations for security lending.

See Notes to Financial Statements 8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

REGENCY PORTFOLIO
June 30, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$132,977,708
Affiliated issuers	110,618,813
243,596,521
Dividends and interest receivable	258,175
Receivable for Fund shares sold	731,209
Receivable for securities lending income (Note A)	15,656
Total Assets	244,601,561
Liabilities
Due to custodian	8,325
Payable for collateral on securities loaned (Note A)	12,017,807
Payable for securities purchased	459,416
Payable for Fund shares redeemed	91,204,721
Payable to investment manager—net (Notes A & B)	105,731
Payable to administrator—net (Note B)	93,041
Payable for securities lending fees (Note A)	5,355
Accrued expenses and other payables	39,102
Total Liabilities	103,933,498
Net Assets at value	$140,668,063
Net Assets consist of:
Paid-in capital	$225,446,421
Undistributed net investment income (loss)	2,775,071
Accumulated net realized gains (losses) on investments	(82,222,199)
Net unrealized appreciation (depreciation) in value of investments	(5,331,230)
Net Assets at value	$140,668,063
Net Assets
Class I	$74,326,553
Class S	66,341,510
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	7,913,447
Class S	6,598,832
Net Asset Value, offering and redemption price per share
Class I	$9.39
Class S	10.05
†Securities on loan, at value:
Unaffiliated issuers	$11,732,797
*Cost of Investments:
Unaffiliated issuers	$138,307,624
Affiliated issuers	110,618,813
Total cost of investments	$248,926,437

See Notes to Financial Statements 9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

REGENCY PORTFOLIO
For the Six Months Ended June 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,900,053
Income from securities loaned—net (Note F)	186,559
Income from investments in affiliated issuers (Note F)	13,471
Foreign taxes withheld	(3,909)
Total income	$2,096,174
Expenses:
Investment management fees (Notes A & B)	544,436
Administration fees (Note B):
Class I	105,285
Class S	191,680
Distribution fees (Note B):
Class S	159,734
Audit fees	20,443
Custodian fees (Note B)	47,343
Insurance expense	4,604
Legal fees	27,848
Shareholder reports	23,261
Trustees' fees and expenses	22,097
Miscellaneous	10,089
Total expenses	1,156,820
Expenses reimbursed by administrator (Note B)	(1,810)
Investment management fees waived (Note A)	(4,310)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(3)
Total net expenses	1,150,697
Net investment income (loss)	$945,477
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(65,134,863)
Sales of investment securities of affiliated issuers	127,989
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	82,256,719
Foreign currency	(1,314)
Net gain (loss) on investments	17,248,531
Net increase (decrease) in net assets resulting from operations	$18,194,008

See Notes to Financial Statements 10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	REGENCY PORTFOLIO
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$945,477	$1,898,033
Net realized gain (loss) on investments	(65,006,874)	(10,775,565)
Change in net unrealized appreciation (depreciation) of investments	82,255,405	(138,915,204)
Net increase (decrease) in net assets resulting from operations	18,194,008	(147,792,736)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(1,421,903)
Class S	—	(1,552,353)
Net realized gain on investments:
Class I	—	(262,715)
Class S	—	(337,659)
Total distributions to shareholders	—	(3,574,630)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	3,116,615	13,908,918
Class S	43,547,947	89,442,140
Proceeds from reinvestment of dividends and distributions:
Class I	—	1,684,618
Class S	—	1,890,012
Payments for shares redeemed:
Class I	(9,656,378)	(89,444,987)
Class S	(109,118,781)	(40,038,322)
Net increase (decrease) from Fund share transactions	(72,110,597)	(22,557,621)
Net Increase (Decrease) in Net Assets	(53,916,589)	(173,924,987)
Net Assets:
Beginning of period	194,584,652	368,509,639
End of period	$140,668,063	$194,584,652
Undistributed net investment income (loss) at end of period	$2,775,071	$1,829,594

See Notes to Financial Statements 11

Notes to Financial Statements Regency Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2009 was $5,740.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of June 30, 2009, the Fund did not have any unrecognized tax benefits.

12

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and characterization of distributions from real estate investment trusts were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2008	2007	2008	2007	2008	2007
$2,974,256	$3,255,576	$600,374	$8,061,510	$3,574,630	$11,317,086

  As of December 31, 2008, components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$1,829,594	$1,837,245	$(95,526,736)	$(11,112,469)	$(102,972,366)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, post October loss deferrals, partnership basis adjustments, and basis adjustments for real estate investments trusts.

  Under current tax law, certain net capital and foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2008, the Fund elected to defer $11,112,469 of net capital losses arising between November 1, 2008 and December 31, 2008.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

13

9  Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process that identified a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in the Quality Fund as of June 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2009, the Fund received net income under the securities lending arrangement of approximately $186,559, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2009, "Income from securities loaned — net" consisted of approximately $326,140 in income earned on cash collateral and guaranteed amounts (including approximately $282,140 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $139,581.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. For the six months ended June 30, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2009, management fees waived under this Arrangement amounted to $4,310 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2009, income earned under this Arrangement amounted to $13,471 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  Subsequent to the period, on August 10, 2009, the Fund ceased investing in Prime Money. On that date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

14

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14  Derivative instruments: Management has evaluated the requirements of FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), which are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2009, no additional disclosures pursuant to FAS 161 are required at this time.

15  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual

15

distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2009
Class I	1.50%	12/31/12	$—
Class S	1.25%	12/31/19	1,810

(1)  Expense limitation per annum of the respective class' average daily net assets.

  Each respective class has agreed to repay Management for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2009, there was no repayment to Management under this agreement. At June 30, 2009, the Fund's Class I shares had no contingent liability to Management under this agreement.

  At June 30, 2009, the Fund's Class S shares contingent liabilities to Management under this agreement were as follows:

	Expiring in:
	2012	Total
Class S	$1,810	$1,810

  Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  During the reporting period, the predecessor of Management, the investment manager of the Fund, and Neuberger, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub- Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory

16

Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2009, the impact of this arrangement was a reduction of expenses of $3.

Note C—Securities Transactions:

  During the six months ended June 30, 2009, there were purchase and sale transactions (excluding short-term securities) of $49,042,101 and $109,639,074, respectively.

  During the six months ended June 30, 2009, brokerage commissions on securities transactions paid to affiliated brokers were as follows: Neuberger received $0.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2009 and for the year ended December 31, 2008 was as follows:

For the Six Months Ended June 30, 2009

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	368,941	—	(1,155,858)	(786,917)
Class S	4,743,111	—	(11,134,672)	(6,391,561)

For the Year Ended December 31, 2008

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,159,506	192,089	(6,033,868)	(4,682,273)
Class S	6,827,317	201,065	(2,747,630)	4,280,752

Note E—Line of Credit:

  At June 30, 2009, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2009. During the six months ended June 30, 2009, the Fund did not utilize this line of credit.

17

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2009	Value June 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	8,861,526	122,323,960	32,375,269	98,810,217	$98,810,217	$13,471
Neuberger Berman Securities Lending Quality Fund, LLC**	29,396,850	87,545,483	105,250,654	11,691,679	11,808,596	282,140
Total					$110,618,813	$295,611

*  Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 10, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Fund's financial statements through this date.

Note H—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Regency Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)
Net Asset Value, Beginning of Period	$8.60		$16.23	$16.21	$15.50	$14.79	$12.09
Income From Investment Operations:
Net Investment Income (Loss)‡	.05		.10	.17	.13	.09	.02
Net Gains or Losses on Securities (both realized and unrealized)	.74		(7.53)	.39	1.55	1.59	2.68
Total From Investment Operations	.79		(7.43)	.56	1.68	1.68	2.70
Less Distributions From:
Net Investment Income	—		(.17)	(.08)	(.07)	(.01)	(.00)
Net Capital Gains	—		(.03)	(.46)	(.90)	(.96)	—
Total Distributions	—		(.20)	(.54)	(.97)	(.97)	(.00)
Net Asset Value, End of Period	$9.39		$8.60	$16.23	$16.21	$15.50	$14.79
Total Return††	9.19	%**	(45.82)%	3.30%	11.17%	12.00%	22.36%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$74.3		$74.8	$217.3	$242.0	$220.6	$138.5
Ratio of Gross Expenses to Average Net Assets#	1.00	%*	.97%	.93%	.96%	1.01%	1.04%
Ratio of Net Expenses to Average Net Assets§	1.00	%*	.96%	.92%	.95%	1.00%	1.02%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.11	%*	.76%	1.03%	.80%	.56%	.19%
Portfolio Turnover Rate	28	%**	66%	58%	53%	83%	68%

See Notes to Financial Highlights 19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,			Period from April 29, 2005^ to December 31,
	2009		2008	2007	2006	2005
	(Unaudited)
Net Asset Value, Beginning of Period	$9.22		$17.37	$17.35	$16.56	$14.02
Income From Investment Operations:
Net Investment Income (Loss)‡	.04		.08	.14	.10	.08
Net Gains or Losses on Securities (both realized and unrealized)	.79		(8.06)	.41	1.66	2.46
Total From Investment Operations	.83		(7.98)	.55	1.76	2.54
Less Distributions From:
Net Investment Income	—		(.14)	(.07)	(.07)	—
Net Capital Gains	—		(.03)	(.46)	(.90)	—
Total Distributions	—		(.17)	(.53)	(.97)	—
Net Asset Value, End of Period	$10.05		$9.22	$17.37	$17.35	$16.56
Total Return††	9.00	%**	(45.95)%	3.05%	10.94%	18.12	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$66.3		$119.7	$151.3	$55.7	$4.7
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.23%	1.19%	1.23%	1.25	%*
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.22%	1.18%	1.23%	1.23	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.87	%*	.58%	.80%	.56%	.72	%*
Portfolio Turnover Rate	28	%**	66%	58%	53%	83	%Ø

See Notes to Financial Highlights 20

Notes to Financial Highlights Regency Portfolio
(Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Period from April 29, 2005^ to December 31, 2005
Regency Portfolio Class S	1.32%

  After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the ratios of net expenses to average daily net assets would have been:

Year Ended December 31, 2006
Regency Portfolio Class I	—
Regency Portfolio Class S	1.22%

  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,			Period Ended December 31,	Year Ended December 31,
	2009	2008	2007	2006	2005^^	2004
Regency Portfolio Class I	1.01%	.96%	.93%	.95%	1.01%	1.02%
Regency Portfolio Class S	1.26%	1.22%	1.18%	1.23%	1.24%	—

^^  For the year ended December 31, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to December 31, 2005 for Class S.

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2005.

*  Annualized.

**  Not annualized.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

22

Report of Votes of Shareholders

A special meeting of shareholders of the Fund was held on March 16, 2009 (the "Shareholder Meeting"). At the Shareholder Meeting, shareholders voted to approve a new management agreement between the Fund and Management and a new sub-advisory agreement with respect to the Fund, between Management and Neuberger. Approval of the Fund's new management and sub-advisory agreements was necessary because the management and sub-advisory agreements with the predecessor to Management and Neuberger, respectively, automatically terminated pursuant to their terms and as required under the 1940 Act upon completion of the Acquisition. Shareholders of the Fund also voted, together as a single class with the shareholders of each Series of the Trust, to approve the election of Trustees to the Board of Trustees.

Proposal 1 — To approve a new management agreement between the Fund and Management

Votes For	Votes Against	Abstentions
19,920,553	441,539	778,567

Proposal 2 — To approve a new sub-advisory agreement with respect to the Fund, between Management and Neuberger

Votes For	Votes Against	Abstentions
19,801,734	527,941	810,984

Proposal 3 — To approve the election of Trustees to the Board of Trustees:

	Votes For	Votes Withheld
Joseph V. Amato	159,364,693	9,010,901
John Cannon	159,377,855	8,997,739
Faith Colish	159,515,204	8,860,390
Robert Conti	159,656,042	8,719,552
Martha C. Goss	159,797,663	8,577,931
C. Anne Harvey	159,572,095	8,803,499
Robert A. Kavesh	159,160,095	9,215,499
Michael M. Knetter	159,829,398	8,546,196
Howard A. Mileaf	159,490,324	8,885,270
George W. Morriss	159,818,569	8,557,025
Edward I. O'Brien	159,319,932	9,055,662
Jack L. Rivkin	159,524,553	8,851,041
Cornelius T. Ryan	159,246,531	9,129,063
Tom D. Seip	159,775,588	8,600,006
Candace L. Straight	159,812,148	8,563,446
Peter P. Trapp	159,318,010	9,057,584

23

Neuberger Berman
Advisers Management Trust

Socially Responsive Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2009

B0738 08/09

Socially Responsive Portfolio Managers' Commentary

As the U.S. equity markets began to recover from last year's sharp and, in our opinion, indiscriminate sell-off, the Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio performed extremely well. For the six-month period ended June 30, 2009, the Portfolio substantially outperformed its benchmark, the S&P 500 Index.

At the end of calendar year 2008, and into the first quarter of calendar year 2009, the economic and market environment appeared dire. Consumers and producers were extremely cautious, credit was constrained, spending declined, and producers slashed production in an effort to manage down inventories. Collectively, these actions caused global capacity utilization to plummet.

The market bottomed in early March, as it became apparent that some of the hardest hit Financial sector companies were likely to report better-than-expected first quarter results after the vicious downward cycle that had begun in the third quarter of calendar year 2007. Furthermore, businesses that were first to cut production last year, such as semiconductor manufacturers, began to reorder to replenish inventories. As such, within the S&P 500 Index, Information Technology companies led performance, followed by Materials and Consumer Discretionary stocks. In sharp contrast to last fiscal year, four of the 10 sectors of the index closed this six-month period in positive territory.

Most of our performance advantage during this period came from our Energy holdings, with two names in particular — Newfield Exploration and BG Group — performing extremely well. Financials holdings, including strong performer IntercontinentalExchange (ICE), and Industrials, such as Canadian National Railway, were also advantageous. These companies, along with strong performers such as Praxair and Anixter, are among firms that we currently believe can survive, grow and gain market share, and potentially benefit within a changed business and economic environment.

While Anixter, Texas Instruments and Intuit were among our top performers this period, AMT Socially Responsive underperformed the benchmark in Information Technology. The Portfolio underperformed the index in the Consumer Discretionary sector as well. Media company Liberty Global was our poorest performing holding this period. We sold it along with auto parts manufacturer BorgWarner, which was hurt within an extremely turbulent period for automakers.

Against the current market backdrop, we continue to employ our research-driven, valuation sensitive investment strategy. With the near future somewhat uncertain, we are also critically examining capital positions and cash flow characteristics to identify companies whose viability should not be threatened if economic conditions weaken, and that have business characteristics that should allow them to grow in a more stable environment. One recent addition to the Portfolio along these lines is Novozymes, which we were able to buy at a near historic low after the sell-off during the fourth quarter of calendar year 2008.

Novozymes is an innovator and producer of enzymes and microorganisms that are used to replace harsh hydrocarbon-based chemicals in industrial and consumer products, such as detergents, foods, animal feed, bio-ethanol, wastewater treatment, and a variety of other applications. In 2008, the surge in energy prices created a price incentive for manufacturers to look toward the types of solutions Novozymes offers as an alternative to hydrocarbons. We expect this demand to continue. In addition to being a strong firm within a science-based oligopoly, Novozymes fits our socially responsive guidelines and we believe the positive externalities derived from its product portfolio provide clear leadership from an environmental standpoint.

Our expectations at this time are somewhat more optimistic than in recent months. In our view, capital markets are exhibiting fewer signs of stress, and activity levels suggest improved liquidity. Consumer spending seems to be healthier than feared, while inventories appear to have been drawn down. The prospect for a modest pick-up in manufacturing to rebuild depleted inventory brings with it the potential for employment levels to stabilize and potentially grow. Meanwhile, governmental efforts aimed at stimulating the economy are beginning to be implemented. Thus, while uncertainties still remain and some segments of the economy pose challenges, we see signs that suggest the worst of the crisis may be behind us, and believe that more indications of stabilization and eventual recovery may manifest themselves over the next few months.

1

Our focus on quality, valuation and durability has, thus far in 2009, resulted in both a performance advantage and below-market portfolio risk characteristics. We are heartened by these results, as an indication that investors are beginning to see the potential opportunity that attracted us to many of our portfolio holdings. We believe the strength of the companies in the Portfolio and the strong valuation support for their shares position the Portfolio well to achieve our long-term objectives. As always, we look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti and Ingrid Dyott
Portfolio Co-Managers

2

Socially Responsive Portfolio

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	15.7%
Energy	12.1
Financials	14.8
Health Care	13.1
Industrials	13.5
Information Technology	23.7
Materials	4.4
Utilities	2.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 6/30/2009	1 Year	5 Year	10 Year	Life of Fund*
Socially Responsive Portfolio Class I	2/18/1999	8.84%	(27.31%)	(0.86%)	0.63%	1.97%
Socially Responsive Portfolio Class S2	5/1/2006	8.82%	(27.19%)	(0.93%)	0.60%	1.94%
S&P 500 Index[3]		3.16%	(26.21%)	(2.24%)	(2.22%)	(1.01%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of inception date 2/18/1999.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 0.92% and 1.17% for Class I and Class S shares, respectively (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2012.

Please see Endnotes for additional information.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fund. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Funds, including the Fund. Without this arrangement, which is subject to change, the total returns of the Fund may have been less.

2  Performance shown prior to May 1, 2006 for the Class S shares is that of the Class I shares, which have lower expenses than Class S shares and correspondingly higher returns.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBM LLC and includes reinvestment of all dividends and capital gain distributions. The Fund may invest directly in many securities not included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Fund are subject to change.

Shares of the separate AMT Funds are sold only through the currently effective prospectuses and are not available to the general public. Shares of this Fund may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2009 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2009 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/09 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During the Period* 1/1/09 – 6/30/09	Expense Ratio
Class I	$1,000.00	$1,088.40	$6.21	1.20%
Class S	$1,000.00	$1,088.20	$6.11	1.18%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,018.84	$6.01	1.20%
Class S	$1,000.00	$1,018.94	$5.91	1.18%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Socially Responsive Portfolio

(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (97.3%)
Automobiles (1.9%)
26,570	Toyota Motor ADR	$2,006,832
Biotechnology (4.5%)
70,770	Genzyme Corp.	3,939,766	*
82,850	Medarex, Inc.	691,797	*
		4,631,563
Capital Markets (5.1%)
92,035	Bank of New York Mellon	2,697,546
146,129	Charles Schwab	2,563,103
		5,260,649
Chemicals (4.3%)
13,600	Novozymes A/S	1,104,202
47,195	Praxair, Inc.	3,354,149
		4,458,351
Diversified Financial Services (1.5%)
14,060	IntercontinentalExchange Inc.	1,606,214	*
Electronic Equipment, Instruments & Components (8.3%)
114,525	Anixter International	4,304,995	*
191,975	National Instruments	4,330,956
		8,635,951
Energy Equipment & Services (2.3%)
91,800	Smith International	2,363,850
Health Care Providers & Services (1.9%)
80,445	UnitedHealth Group	2,009,516
Industrial Conglomerates (3.7%)
63,665	3M Co.	3,826,267
Insurance (7.8%)
7,400	Markel Corp.	2,084,580	*
187,075	Progressive Corp.	2,826,703	*
122,415	Willis Group Holdings	3,149,738
		8,061,021

NUMBER OF SHARES		VALUE†
Internet Software & Services (3.2%)
211,600	Yahoo! Inc.	$3,313,656	*
Life Science Tools & Services (2.4%)
35,425	Millipore Corp.	2,487,189	*
Machinery (5.0%)
83,515	Danaher Corp.	5,156,216
Media (13.3%)
285,347	Comcast Corp. Class A Special	4,023,393
190,625	Scripps Networks Interactive	5,305,094
12,609	Washington Post	4,440,637
		13,769,124
Multi-Utilities (2.6%)
300,234	National Grid	2,704,348
Oil, Gas & Consumable Fuels (9.5%)
228,463	BG Group PLC	3,826,328
71,350	Cimarex Energy	2,022,059
123,110	Newfield Exploration	4,022,004	*
		9,870,391
Pharmaceuticals (3.9%)
34,956	Novo Nordisk A/S ADR	1,903,704
39,269	Novo Nordisk A/S Class B	2,123,068
		4,026,772
Professional Services (1.0%)
23,855	Manpower Inc.	1,010,021
Road & Rail (3.5%)
83,585	Canadian National Railway	3,590,812
Semiconductors & Semiconductor Equipment (6.8%)
295,805	Altera Corp.	4,815,705
102,800	Texas Instruments	2,189,640
		7,005,345
Software (4.8%)
175,450	Intuit Inc.	4,940,672	*
	Total Common Stocks (Cost $120,889,570)	100,734,760

See Notes to Schedule of Investments 6

PRINCIPAL AMOUNT		VALUE†
Repurchase Agreements (1.6%)
$1,714,048	Repurchase Agreement with Fixed Income Clearing Corp., 0.00%, due 7/1/09, dated 6/30/09, Maturity Value $1,714,048, Collateralized by $1,755,000, Fannie Mae, 1.75%, due 4/15/11 (Collateral Value $1,770,356) (Cost $1,714,048)	$1,714,048	#
Certificates of Deposit (0.2%)
100,000	Shorebank Chicago, 1.20%, due 9/11/09	100,000
100,000	Shorebank Pacific, 0.80%, due 8/6/09	100,000
	Total Certificates of Deposit (Cost $200,000)	200,000	#
	Total Investments (99.1%) (Cost $122,803,618)	102,648,808	##
	Cash, receivables and other assets, less liabilities (0.9%)	898,568
	Total Net Assets (100.0%)	$103,547,376

See Notes to Schedule of Investments 7

Notes to Schedule of Investments Socially Responsive Portfolio
(Unaudited)

†  The value of investments in equity securities by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") is determined by Neuberger Berman Management LLC primarily by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

  In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), investments held by the Fund are carried at "fair value". Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments some of which are discussed above.

  In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of fair value measurement described in FAS 157 remains unchanged and provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with FAS 157.

See Notes to Financial Statements 8

Notes to Schedule of Investments Socially Responsive Portfolio
(Unaudited) (cont'd)

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Description
Common Stock^	$100,734,760	$—	$—
Short-Term Investments	—	1,914,048	—
Total	$100,734,760	$1,914,048	$—

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

#  At cost, which approximates market value.

##  At June 30, 2009, the cost of investments for U.S. federal income tax purposes was $125,812,476. Gross unrealized appreciation of investments was $3,760,947 and gross unrealized depreciation of investments was $26,924,615, resulting in net unrealized depreciation of $23,163,668, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements 9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
June 30, 2009
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$102,648,808
Dividends and interest receivable	190,222
Receivable for securities sold	899,284
Receivable for Fund shares sold	158,735
Receivable for securities lending income (Note A)	1,068
Total Assets	103,898,117
Liabilities
Payable for Fund shares redeemed	218,032
Payable to investment manager (Notes A & B)	47,728
Payable to administrator—net (Note B)	36,201
Payable for securities lending fees (Note A)	357
Accrued expenses and other payables	48,423
Total Liabilities	350,741
Net Assets at value	$103,547,376
Net Assets consist of:
Paid-in capital	$147,846,162
Undistributed net investment income (loss)	2,363,035
Accumulated net realized gains (losses) on investments	(26,506,688)
Net unrealized appreciation (depreciation) in value of investments	(20,155,133)
Net Assets at value	$103,547,376
Net Assets
Class I	$53,266,151
Class S	50,281,225
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,211,219
Class S	4,912,036
Net Asset Value, offering and redemption price per share
Class I	$10.22
Class S	10.24
* Cost of Investments:
Unaffiliated issuers	$122,803,618

See Notes to Financial Statements 10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Six Months Ended June 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$733,492
Interest income—unaffiliated issuers	279
Income from securities loaned—net (Note F)	3,672
Foreign taxes withheld	(15,945)
Total income	$721,498
Expenses:
Investment management fees (Notes A & B)	266,671
Administration fees (Note B):
Class I	74,080
Class S	71,377
Distribution fees (Note B):
Class S	59,481
Audit fees	20,443
Custodian fees (Note B)	36,858
Insurance expense	8,127
Legal fees	18,917
Shareholder reports	48,528
Trustees' fees and expenses	22,098
Miscellaneous	14,622
Total expenses	641,202
Expenses reimbursed by administrator (Note B)	(63,743)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(4)
Total net expenses	577,455
Net investment income (loss)	$144,043
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(11,176,216)
Foreign currency	(5,736)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	18,949,968
Foreign currency	2,057
Net gain (loss) on investments	7,770,073
Net increase (decrease) in net assets resulting from operations	$7,914,116

See Notes to Financial Statements 11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Six Months Ended June 30, 2009	Year Ended December 31, 2008 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$144,043	$2,662,575
Net realized gain (loss) on investments	(11,181,952)	(7,544,997)
Change in net unrealized appreciation (depreciation) of investments	18,952,025	(95,761,352)
Net increase (decrease) in net assets resulting from operations	7,914,116	(100,643,774)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(1,623,563)
Class S	—	(1,370,229)
Net realized gain on investments:
Class I	—	(5,548,809)
Class S	—	(5,503,467)
Total distributions to shareholders	—	(14,046,068)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	3,464,937	68,378,900
Class S	975,447	5,844,369
Proceeds from reinvestment of dividends and distributions:
Class I	—	7,172,372
Class S	—	6,873,696
Payments for shares redeemed:
Class I	(5,843,781)	(508,016,238)
Class S	(4,744,073)	(11,960,896)
Net increase (decrease) from Fund share transactions	(6,147,470)	(431,707,797)
Net Increase (Decrease) in Net Assets	1,766,646	(546,397,639)
Net Assets:
Beginning of period	101,780,730	648,178,369
End of period	$103,547,376	$101,780,730
Undistributed net investment income (loss) at end of period	$2,363,035	$2,218,992

See Notes to Financial Statements 12

Notes to Financial Statements Socially Responsive Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2009 was $16,665.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of June 30, 2009, the Fund did not have any unrecognized tax benefits.

13

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, capital gain distributions from real estate investment trusts and redemptions in kind were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2008	2007	2008	2007	2008	2007
$4,101,032	$2,357,372	$9,945,036	$—	$14,046,068	$2,357,372

  As of December 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,218,992	$—	$(42,169,595)	$(12,262,299)	$(52,212,902)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments, capital loss carryforwards and post October loss deferrals.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in: 2016
$7,357,742

  Under current tax law, the use of these losses to offset future gains may be limited in a given year. Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2008, the Fund elected to defer $4,904,557 of net capital losses arising between November 1, 2008 and December 31, 2008.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which

14

includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process that identified a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in the Quality Fund as of June 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2009, the Fund received net income under the securities lending arrangement of approximately $3,672, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2009, "Income from securities loaned — net" consisted of approximately $5,543 in income earned on cash collateral and guaranteed amounts (including approximately $1,404 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $1,871.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information

15

regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

13  Derivative instruments: Management has evaluated the requirements of FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), which are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2009, no additional disclosures pursuant to FAS 161 are required at this time.

14  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at an annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary

16

expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2009
Class I	1.30%	12/31/12	$—
Class S	1.17%	12/31/12	63,743

(1)  Expense limitation per annum of the respective class' average daily net assets.

  Each respective class has agreed to repay Management through December 31, 2015 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2009, there was no repayment to Management under these agreements. At June 30, 2009, the Fund's Class I shares had no contingent liability to Management under this agreement. At June 30, 2009, the Fund's Class S shares contingent liabilities to Management under this agreement were as follows:

	Expiring in:
	2009	2011	2012	Total
Class S	$5,094	$71,032	$63,743	$139,869

  Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  During the reporting period, the predecessor of Management, the investment manager of the Fund, and Neuberger, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub- Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

17

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2009, the impact of this arrangement was a reduction of expenses of $4.

Note C—Securities Transactions:

  During the six months ended June 30 , 2009, there were purchase and sale transactions (excluding short-term securities) of $13,580,473 and $19,665,015, respectively.

  During the six months ended June 30, 2009, brokerage commissions on securities transactions paid to affiliated brokers were as follows: Neuberger received $0.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2009 and for the year ended December 31, 2008 was as follows:

For the Six Months Ended June 30, 2009

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	365,110	—	(651,532)	(286,422)
Class S	103,562	—	(522,937)	(419,375)

For the Year Ended December 31, 2008

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	4,171,564	740,183	(30,562,519)	(25,650,772)
Class S	388,203	708,629	(818,006)	278,826

Note E—Line of Credit:

  At June 30, 2009, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2009. During the six months ended June 30, 2009, the Fund did not utilize this line of credit.

18

Note F—Investments In Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2009	Value June 30, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	—	5,323,782	5,323,782	—	$—	$1,404

*  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

  In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 ("FAS 165"), "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 7, 2009. Management has determined that there are no subsequent events that, in accordance with FAS 165, would need to be disclosed in the Fund's financial statements through this date.

Note H—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2009 (Unaudited)		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.39		$17.91	$16.71	$14.91	$13.99	$12.35
Income From Investment Operations:
Net Investment Income (Loss)‡	.01		.11	.12	.05	.08	(.00)
Net Gains or Losses on Securities (both realized and unrealized)	.82		(7.13)	1.16	1.98	.88	1.64
Total From Investment Operations	.83		(7.02)	1.28	2.03	.96	1.64
Less Distributions From:
Net Investment Income	—		(.34)	(.02)	(.03)	—	—
Net Capital Gains	—		(1.16)	(.06)	(.20)	(.04)	—
Total Distributions	—		(1.50)	(.08)	(.23)	(.04)	—
Net Asset Value, End of Period	$10.22		$9.39	$17.91	$16.71	$14.91	$13.99
Total Return††	8.84	%**	(39.44)%	7.61%	13.70%	6.86%	13.28%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$53.3		$51.6	$557.9	$262.6	$50.5	$21.7
Ratio of Gross Expenses to Average Net Assets#	1.20	%*	.92%	.92%	1.07%	1.30%	1.31%
Ratio of Net Expenses to Average Net Assets	1.20	%*	.92%	.91%	1.06%§	1.29%§	1.29%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.29	%*	.70%	.65%	.33%	.53%	(.03)%
Portfolio Turnover Rate	14	%**	41%	26%	56%	24%	21%

See Notes to Financial Highlights 20

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,		Period from May 1, 2006^ to December 31,
	2009 (Unaudited)		2008	2007	2006
Net Asset Value, Beginning of Period	$9.41		$17.86	$16.69	$15.59
Income From Investment Operations:
Net Investment Income (Loss)‡	.01		.06	.06	.02
Net Gains or Losses on Securities (both realized and unrealized)	.82		(7.06)	1.17	1.08
Total From Investment Operations	.83		(7.00)	1.23	1.10
Less Distributions From:
Net Investment Income	—		(.29)	(.00)	—
Net Capital Gains	—		(1.16)	(.06)	—
Total Distributions	—		(1.45)	(.06)	—
Net Asset Value, End of Period	$10.24		$9.41	$17.86	$16.69
Total Return††	8.82	%**	(39.43)%	7.37%	7.06	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$50.3		$50.1	$90.2	$91.6
Ratio of Gross Expenses to Average Net Assets#	1.18	%*	1.17%	1.17%	1.17	%*
Ratio of Net Expenses to Average Net Assets§	1.18	%*	1.17%	1.16%	1.16	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.31	%*	.40%	.37%	.16	%*
Portfolio Turnover Rate	14	%**	41%	26%	56	%Ø

See Notes to Financial Highlights 21

Notes to Financial Highlights Socially Responsive Portfolio
(Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2009	2008	2007	2006		2005	2004
Socially Responsive Portfolio Class I	—	—	—	—		1.33%	1.73%
Socially Responsive Portfolio Class S	1.45%	1.26%	—	1.18	%(1)	—	—

  (1)  Period from May 1, 2006 to December 31, 2006.

  After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2007	2006
Socially Responsive Portfolio Class I	—	0.97%
Socially Responsive Portfolio Class S	1.16%	—

‡  Calculated based on the average number of shares outstanding during each fiscal period.

^  The date investment operations commenced.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for year ended December 31, 2006.

*  Annualized.

**  Not annualized.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Report of Votes of Shareholders

A special meeting of shareholders of the Fund was held on March 16, 2009 (the "Shareholder Meeting"). At the Shareholder Meeting, shareholders voted to approve a new management agreement between the Fund and Management and a new sub-advisory agreement with respect to the Fund, between Management and Neuberger. Approval of the Fund's new management and sub-advisory agreements was necessary because the management and sub-advisory agreements with the predecessor to Management and Neuberger, respectively, automatically terminated pursuant to their terms and as required under the 1940 Act upon completion of the Acquisition. Shareholders of the Fund also voted, together as a single class with the shareholders of each Series of the Trust, to approve the election of Trustees to the Board of Trustees.

Proposal 1 — To approve a new management agreement between the Fund and Management

Votes For	Votes Against	Abstentions
9,976,162	404,190	360,357

Proposal 2 — To approve a new sub-advisory agreement with respect to the Fund, between Management and Neuberger

Votes For	Votes Against	Abstentions
9,916,014	453,972	370,723

Proposal 3 — To approve the election of Trustees to the Board of Trustees:

	Votes For	Votes Withheld
Joseph V. Amato	159,364,693	9,010,901
John Cannon	159,377,855	8,997,739
Faith Colish	159,515,204	8,860,390
Robert Conti	159,656,042	8,719,552
Martha C. Goss	159,797,663	8,577,931
C. Anne Harvey	159,572,095	8,803,499
Robert A. Kavesh	159,160,095	9,215,499
Michael M. Knetter	159,829,398	8,546,196
Howard A. Mileaf	159,490,324	8,885,270
George W. Morriss	159,818,569	8,557,025
Edward I. O'Brien	159,319,932	9,055,662
Jack L. Rivkin	159,524,553	8,851,041
Cornelius T. Ryan	159,246,531	9,129,063
Tom D. Seip	159,775,588	8,600,006
Candace L. Straight	159,812,148	8,563,446
Peter P. Trapp	159,318,010	9,057,584

ITEM 2.	CODE OF ETHICS.

Not applicable. Only required in an annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable. Only required in an annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable. Only required in an annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual reports to shareholders, which are included as Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There was no change in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)	(1) Not applicable. Only required in an annual report.

(2) The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

(3) Not applicable.

(b)

The certifications required by Rule 30a-2(b) under the Act, Rule13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (“Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust

By:	/s/ Robert Conti Robert Conti, Chief Executive Officer

Date: September 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: September 1, 2009

By:	/s/ John M. McGovern

John M. McGovern Treasurer, Principal Financial and Accounting Officer

Date: September 1, 2009